As filed with the Securities and Exchange Commission on January 13, 2000

                                                      1933 Act File No. 33-25623
                                                      1940 Act File No. 811-5690

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]

            Pre-Effective Amendment No.       1                        [ X ]
                                           -------
            Post-Effective Amendment No.                               [   ]
                                           --------


                        (Check appropriate box or boxes.)

                           FIRST INVESTORS SERIES FUND
               (Exact name of Registrant as Specified in Charter)


                                 95 Wall Street
                            New York, New York 10005
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 858-8000

                               Ms. Concetta Durso
                          Secretary and Vice President
                      First Investors Fund For Income, Inc.
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036



 Approximate Date of Proposed Public Offering: as soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.

No filing fee is required because of reliance on Section 24(f) of the Investment Company Act of 1940, as amended.

REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SECTION 8(a) UNDER THE SECURITIES ACT OF 1933, AS AMENDED, MAY DETERMINE.

                           FIRST INVESTORS SERIES FUND

                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

            Cover Sheet

            Contents of Registration Statement

            Cross Reference Sheets

            Letter to Shareholders

            Notice of Special Meeting

            Form of Proxy

            Part A - Prospectus/Proxy Statement

            Part B -- Statement of Additional Information

            Part C - Other Information

            Signature Page

            Exhibits

                           FIRST INVESTORS SERIES FUND

                         FORM N-14 CROSS REFERENCE SHEET


Part A Item No.                               Prospectus/Proxy
And Caption                                   Statement Caption
-----------                                   -----------------

1.   Beginning of Registration Statement     Cover Page
     and Outside Front Cover Page of
     Prospectus

2.   Beginning and Outside Back Cover Page   Table of Contents
     of Prospectus

3.   Synopsis Information and Risk Factors   Synopsis; Principal Risks

4.   Information About the Transaction       Synopsis; Plan of Reorganization

5.   Information About the Registrant        Synopsis;  Principal Risks; Plan of
                                             Reorganization;  Information  About
                                             the Funds

6.   Information About the Company Being     Synopsis;  Principal Risks; Plan of
     Acquired                                Reorganization;  Information  About
                                             the Funds

7.   Voting Information                      Voting Information

8.   Interest of Certain Persons and Experts Not Applicable

9.   Additional Information Required for     Not Applicable
      Re-offering by Persons Deemed to be
      Underwriters

Part B Item No.                               Statement of Additional
and Caption                                   Information Caption
-----------                                   -------------------

10.   Cover Page                              Cover Page

11.   Table of Contents                      Table of Contents

12.   Additional Information About the       Investment  Strategies  and  Risks;
      Registrant                             Investment   Policies;   Investment
                                             Restrictions;           Management;
                                             Underwriter; General Information

13.   Additional Information About the       Investment  Strategies  and  Risks;
      Company Being Acquired                 Investment   Policies;   Investment
                                             Restrictions;           Management;
                                             Underwriter; General Information
  14. Financial Statements                   Financial Statements

      Part C
      ------

      Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

joan


                                        January 14, 2000


Dear Executive Investors Trust--Blue Chip Fund Shareholder:

         After careful consideration, the Board of Trustees of the Executive Investors Trust--Blue Chip Fund ("Executive Blue Chip Fund") approved a plan to reorganize the Executive Blue Chip Fund into the First Investors Series Fund--Blue Chip Fund ("First Investors Blue Chip Fund"). The reorganization is subject to the approval of the Executive Blue Chip Fund's shareholders. A shareholders' meeting has been scheduled for February 25, 2000 at which Executive Blue Chip Fund shareholders of record on January 7, 2000 will be eligible to vote either in person or by proxy. Enclosed you will find a notice of the meeting, a proxy card, a proxy statement, a First Investors Blue Chip Fund prospectus and a postage-paid return envelope.

         YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE TO APPROVE THE REORGANIZATION. NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT, YOUR VOTE IS IMPORTANT, SO PLEASE REVIEW THE PROXY STATEMENT CAREFULLY. TO CAST YOUR VOTE, SIMPLY MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE POSTAGE-PAID ENVELOPE TODAY. IF YOU OWN YOUR SHARES JOINTLY, BOTH OWNERS MUST SIGN THE CARD. REMEMBER, IT CAN BE EXPENSIVE FOR THE FUND - AND ULTIMATELY FOR YOU AS A SHAREHOLDER - TO REMAIL PROXIES IF NOT ENOUGH RESPONSES ARE RECEIVED TO CONDUCT THE MEETING.

         While we encourage you to read the enclosed materials carefully, we will attempt to address some possible questions in this letter.

         WHAT IS THE FIRST INVESTORS BLUE CHIP FUND? The First Investors Blue Chip Fund is a fund which is substantially similar to the Executive Blue Chip Fund. It is advised by the same portfolio managers, has the same investment objectives, and follows similar investment policies and strategies as the Executive Blue Chip Fund. However, the First Investors Blue Chip Fund is a larger and older fund.

         WHAT IS THE EFFECT ON FUND EXPENSES? Executive Blue Chip Fund shareholders should benefit from a reduction in fund expenses following the reorganization (taking into account scheduled elimination of fee waivers). The Board determined that the reorganization would be in the best interests of the Funds and their shareholders based upon, among other factors, the likelihood that it would reduce expense ratios for all shareholders over the long term.

         WILL THERE BE ANY TAX CONSEQUENCES? The reorganization will be done on a tax free basis to both the Funds and the shareholders. You will receive First

January 14, 2000
Page 2



Investors Blue Chip Fund shares that have exactly the same total value as your Executive Blue Chip Fund shares without owing any taxes as the result of the reorganization.

         If you have any questions about the proposal, please feel free to contact your registered representative, or call us at 1-800-423-4026.

         As always, we appreciate your confidence and look forward to serving you for many years to come.


                                             Sincerely,



                                             /s/ Glenn O. Head
                                             -------------------------
                                             Glenn O. Head
                                             President

Enclosures

                           EXECUTIVE INVESTORS TRUST
                                 Blue Chip Fund

                   95 Wall Street, New York, New York 10005
                                 212-858-8000

                                  -----------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  -----------

To the Shareholders:

      NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Executive Investors Trust, Blue Chip Fund portfolio ("Executive Blue Chip Fund") will be held on February 25, 2000, at 10:00 a.m., Eastern time, at the offices of Executive Blue Chip Fund, 95 Wall Street, New York, New York 10005 (the "Meeting"), and at any adjournment of the Meeting, if the Meeting is adjourned for any reason. The Meeting will be held for the purpose of considering and voting on the following matters:

      (1) To approve an Agreement and Plan of Reorganization and Termination under which the First Investors Series Fund, Blue Chip Fund portfolio ("First Investors Blue Chip Fund") would acquire all of the assets of Executive Blue Chip Fund in exchange solely for shares of First Investors Blue Chip Fund and the assumption by First Investors Blue Chip Fund of all of Executive Blue Chip Fund's liabilities, followed by the distribution of those shares to the shareholders of Executive Blue Chip Fund and the termination of Executive Blue Chip Fund, all as described in the accompanying Prospectus/Proxy Statement; and

      (2) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      Shareholders of record at the close of business on January 7, 2000 are entitled to notice of and to vote at the Meeting.

                                    By Order of the Board of Trustees,

                                    CONCETTA DURSO
                                    Secretary

New York, New York
January 14, 2000

WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING, PLEASE MARK, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO EXECUTIVE BLUE CHIP FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                           VOTE THIS PROXY CARD TODAY!
                    YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                      THE EXPENSE OF FURTHER SOLICITATIONS

                               RETURN THE PROXY TO
                                Proxy Department
                      Administrative Data Management Corp.
                                 581 Main Street
                        Woodbridge, New Jersey 07095-1198

                                      PROXY

                   EXECUTIVE INVESTORS TRUST - BLUE CHIP FUND


















Please detach before mailing
 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                   EXECUTIVE INVESTORS TRUST - BLUE CHIP FUND
               Special Meeting of Shareholders, February 25, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         The undersigned hereby appoint(s) as proxies Concetta Durso and Tammie Lee each with power of substitution and hereby authorize(s) each of them to represent and to vote all the shares shown below, held of record by the undersigned on January 7, 2000, at the Special Meeting of Shareholders of the Executive Investors Trust - Blue Chip Fund to be held on February 25, 2000, or any adjournment thereof, with discretionary power to vote upon such other business as may properly come before the meeting.

         The undersigned hereby acknowledge(s) receipt of the Proxy Statement prepared on behalf of the Board of Trustees. Please date and sign this proxy and return it in the enclosed postage-paid envelop. Your Board of Trustees recommends that you vote FOR the proposal in the Proxy Statement. Please indicate your vote by an "X" in the appropriate box below. If you simply sign this proxy without marking any box, this proxy shall be deemed to grant authority to vote FOR the proposal.

1. To approve an Agreement and Plan of Reorganization and Termination between Executive Investors Trust - Blue Chip Fund ("Executive Blue Chip") and First Investors Series Fund - Blue Chip Fund ("First Investors Blue Chip") and the transactions contemplated thereby, including (a) the transfer of substantially all of the assets of Executive Blue Chip to First Investors Blue Chip in exchange for Class A shares of First Investors Blue Chip, (b) the pro rata distribution of such shares to the shareholders of Executive Blue Chip, and (c) complete liquidation of Executive Blue Chip.

         FOR  / /          AGAINST   / /         ABSTAIN  / /



                                 -----------------------------------------------
                                 Signature                               Date


                                 -----------------------------------------------
                                 Additional Signature if held jointly    Date

                         BLUE CHIP FUND, A SERIES OF
                         FIRST INVESTORS SERIES FUND
                                95 WALL STREET
                           NEW YORK, NEW YORK 10005
                                1-800-423-4026


                          PROSPECTUS/PROXY STATEMENT
                               JANUARY 14, 2000



      This Prospectus/Proxy Statement ("Prospectus/Proxy") is being furnished to shareholders of the Blue Chip Fund portfolio of the Executive Investors Trust ("Executive Blue Chip") in connection with the solicitation of proxies by its Board of Trustees ("Board") for use at a special meeting of its shareholders ("Meeting") to be held at the office of Executive Blue Chip, 95 Wall Street, New York, New York on February 25, 2000, at 10:00 a.m., Eastern time, and at any adjournment of the Meeting, if the Meeting is adjourned for any reason.

      As more fully described in this Prospectus/Proxy, the primary purpose of the Meeting is to consider a proposed reorganization (the "Reorganization") involving Executive Blue Chip and First Investors Series Fund, Blue Chip portfolio ("First Investors Blue Chip") (each a "Fund" and together the "Funds") and vote on an Agreement and Plan of Reorganization and Termination by and between Executive Blue Chip and First Investors Blue Chip. Pursuant to the Agreement, First Investors Blue Chip would acquire all of the assets of Executive Blue Chip in exchange for Class A shares of First Investors Blue Chip and the assumption by First Investors Blue Chip of all of the liabilities of Executive Blue Chip. Those shares of First Investors Blue Chip would then be distributed to the shareholders of Executive Blue Chip, so that each shareholder of Executive Blue Chip would receive a number of full and fractional Class A shares of First Investors Blue Chip having an aggregate value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares of Executive Blue Chip. As soon as practicable following the distribution of shares, Executive Blue Chip will be terminated.

      Like Executive Blue Chip, First Investors Blue Chip is an open-end diversified management investment company. Also like Executive Blue Chip, the investment objective of First Investors Blue Chip is to seek high total investment return consistent with the preservation of capital.

      This Prospectus/Proxy sets forth concisely information about the Reorganization, the Agreement and the Funds, and it should be retained for future reference. Statements of Additional Information ("SAI"), dated January 14, 2000, relating to First Investors Series Fund and Executive Investors Trust have been filed with the Securities and Exchange Commission ("SEC") and are incorporated herein by reference. Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. The Shareholder Manual relating to the Funds provides more detailed information about the purchase, redemption and sale of Fund shares.

      You can get free copies of reports, the SAIs and the Shareholder Manual, request other information and discuss your questions about the Funds by contacting the Funds at:

Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198
Telephone:  1-800-423-4026

      You can review and copy Fund documents (including proxy materials, reports, Shareholder Manuals and SAIs) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling (202) 942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND FOR INCOME SHARES OR DETERMINED WHETHER THIS PROSPECTUS/PROXY STATEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              TABLE OF CONTENTS


                                                                            PAGE

I.    Synopsis...............................................................4


II.   Principal Risks........................................................4


III.  Plan of Reorganization.................................................5


IV.   Voting Information.....................................................8


V.    Information About the Funds...........................................10


VI.   Other Information.....................................................23


VII.  Financial Highlights..................................................25


Appendix A: Agreement and Plan of Reorganization and Termination...........A-1


Appendix B: Narrative review of First Investors Blue Chip Fund's performance
          (as of September 30, 1999).......................................B-1

I.    SYNOPSIS

      Pursuant to the Agreement, First Investors Blue Chip will acquire the assets of Executive Blue Chip in exchange for Class A shares of First Investors Blue Chip and the assumption by First Investors Blue Chip of Executive Blue Chip's liabilities. Executive Blue Chip will distribute the shares of First Investors Blue Chip to its shareholders, and Executive Blue Chip will be liquidated. Shareholders of Executive Blue Chip will receive corresponding Class A shares of First Investors Blue Chip.

      The Reorganization is designed to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended ("Code"). This means that (1) neither Executive Blue Chip nor its shareholders will recognize gain or loss with respect to the Reorganization, and (2) First Investors Blue Chip and shareholders of Executive Blue Chip, respectively, will have carryover basis and holding periods with respect to the assets and shares, respectively, that each will receive pursuant to the Reorganization.

      Executive Blue Chip and First Investors Blue Chip are substantially similar. They share a common Board of Directors/Trustees and have the same investment objective. The primary service providers to the Funds, though different legal entities, are essentially identical, including the Funds' investment adviser and underwriter. These entities share the same offices and staff, and the same research and support services. At the present time, the two Funds follow identical investment management styles. The Funds also have similar procedures with respect to purchase and redemption of shares, and exchange rights.

      Each Fund's investment objective is to seek high total investment return consistent with the preservation of capital. Each Fund invests primarily in the common stocks of large, well-established companies that are in the Standard and Poor's 500 Composite Stock Price Index ("S&P 500 Index"). These stocks are defined by the Funds as "Blue Chip" stocks. The Funds select stocks that they believe will have earnings growth in excess of the average company in the S&P 500 Index. While each Fund attempts to diversify its investments so that its weightings in different industries are similar to those of the S&P 500 Index, the Funds are not index funds and therefore will not necessarily mirror the S&P 500 Index. Each Fund generally stays fully invested in stocks under all market conditions.

II.   PRINCIPAL RISKS

      The principal risks of investing in First Investors Blue Chip and Executive Blue Chip are identical. While Blue Chip stocks are regarded as among the most conservative stocks, like all stocks they fluctuate in price in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Fluctuations in the prices of Blue Chip stocks at times can be substantial. Accordingly, the value of your investment in a Fund will go up and down, which means that you could lose money.

III.  PLAN OF REORGANIZATION

      Pursuant to the Agreement, First Investors Blue Chip will acquire the assets of Executive Blue Chip in exchange for Class A shares of beneficial interest in First Investors Blue Chip and the assumption by First Investors Blue Chip of Executive Blue Chip's liabilities. Executive Blue Chip will distribute the shares of First Investors Blue Chip to its shareholders, and Executive Blue Chip will be liquidated. The exchange of Executive Blue Chip assets for First Investors Blue Chip shares will be at their respective net asset values, determined in the manner used by each Fund to value its assets and its share price. Thus, each Executive Blue Chip shareholder will receive PRO RATA the number of full and fractional First Investors Blue Chip Class A shares having an aggregate value equal to the value of his or her Executive Blue Chip shares.

      As a condition of the Reorganization, the Funds will receive an opinion of its counsel, Kirkpatrick & Lockhart LLP, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1)(C) of the Code. This means that (1) no gain or loss will be recognized to either Fund on the transfer of Executive Blue Chip's assets to the First Investors Blue Chip, (2) First Investors Blue Chip's basis and holding period for those assets will be the same as Executive Blue Chip's basis and holding period immediately prior to the reorganization, (3) no gain or loss will be recognized to Executive Blue Chip shareholders on their receipt of First Investors Blue Chip shares, and (4) Executive Blue Chip shareholders' basis and holding periods for First Investors Blue Chip shares will be the same as the basis for their Executive Blue Chip shares immediately prior to the reorganization.

      Shareholders of the Funds should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers about state and local tax consequences, if any, of the Reorganization.

      The Reorganization will occur as of the close of business on March 14, 2000, or at a later date when the conditions to the closing are satisfied ("Closing Date").

      The assets of Executive Blue Chip to be acquired by First Investors Blue Chip include all cash, cash equivalents, securities, receivables, claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Executive Blue Chip's books and all other property owned by Executive Blue Chip. First Investors Blue Chip will assume from Executive Blue Chip all liabilities, debts, obligations and duties of Executive Blue Chip of whatever kind or nature; provided, however, that Executive Blue Chip will use its best efforts to discharge all of its known debts, liabilities, obligations and duties before the Closing Date. First Investors Blue Chip will deliver its shares to Executive Blue Chip, which will distribute the shares to Executive Blue Chip's shareholders. The shares will be distributed by opening accounts on the books of First Investors Blue Chip in the names of Executive Blue Chip shareholders and by transferring to those accounts the shares previously credited to the account of Executive Blue Chip on those books. Fractional shares in First Investors Blue Chip will be rounded to the third decimal place.

      The value of Executive Blue Chip's net assets to be acquired by First Investors Blue Chip and the net asset value ("NAV") per share of the shares of First Investors Blue Chip to be exchanged for those assets will be determined as of the close of regular trading on the New York Stock Exchange on the Closing Date ("Valuation Time"), using the valuation procedures described in each Fund's then-current Prospectus and Statement of Additional Information. Executive Blue Chip's net value shall be the value of its assets to be acquired by First Investors Blue Chip, less the amount of Executive Blue Chip's liabilities, as of the Valuation Time.

      The Class A shares of First Investors Blue Chip to be received by Executive Blue Chip shareholders are identical to Executive Blue Chip shares, except for sales charges and Rule 12b-1 distribution plans. First Investors Blue Chip Class A shares have a higher maximum initial sales charge but a lower maximum Rule 12b-1 fee, which is adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"). Class B shares of First Investors Blue Chip are sold at NAV, without any initial sales load, but are subject to a contingent deferred sales charge ("CDSC") if they are redeemed within certain designated time periods.

      As indicated above, the investment objective and policies of the two Funds are the same. Based on its review of the investment portfolios of each Fund, each Fund's investment adviser believes that all of the assets held by Executive Blue Chip will be consistent with the investment policies of First Investors Blue Chip and thus can be transferred to and held by First Investors Blue Chip if the proposed Reorganization is approved.

      On or before the Closing Date, Executive Blue Chip will declare as a distribution substantially all of its net investment income and realized net capital gain, if any, and distribute that amount plus any previously declared but unpaid dividends, in order to continue to maintain its tax status as a regulated investment company.

     Executive Blue Chip and First Investors Blue Chip have each agreed to share Reorganization expenses, in proportion to the total net assets of each Fund because, in the opinion of their respective Boards, the reasonable expectation of the cost savings and added efficiency to a unified fund will in the long term accrue as a benefit to the shareholders of both Funds. All such expenses to be assumed by the Funds are customary and appropriate to the transaction in question, and it is anticipated that these fees shall be reasonable in amount and not out of the ordinary. Such expenses include the fees and disbursements of attorneys, printing, proxy solicitation, registration fees, any state stock transfer stamps and taxes required in connection with the transfer of portfolio securities from Executive Blue Chip to First Investors Blue Chip, and the transfer of shares of First Investors Blue Chip to Executive Blue Chip, and the expenses of liquidation.

      At a meeting of the Board of the Funds held on October 21, 1999, the Board, including its directors/trustees who are not "interested persons" as that term is defined in the 1940 Act ("Independent Directors"), considered the merits of the proposed Reorganization and voted to approve the Agreement (which is substantially summarized herein), and the distribution to Executive Blue Chip shareholders of this Prospectus/Proxy seeking approval of the Reorganization.

(This summary of the Agreement, and any other discussion of the Agreement contained herein, is subject to the terms and conditions of the actual Agreement, attached hereto as Appendix A.) The Board, including the Independent Directors, found the proposed Reorganization to be in the best interests of each respective Fund's shareholders and determined that the combination of the assets of Executive Blue Chip and First Investors Blue Chip would best serve the shareholders of both Funds. The combination should result in a reduction of certain expenses, lower overall expense ratios (assuming any fee waivers and/or expense assumptions for Executive Blue Chip are discontinued, as is currently planned) and, thus, a reduction in the per share expenses applicable to shareholders, including those of Executive Blue Chip.

      The Board of Trustees of Executive Blue Chip has scheduled a Special Meeting of its shareholders which will be held at the office of Executive Blue Chip, 95 Wall Street, New York, New York on February 25, 2000 at 10:00 a.m., Eastern time, or any adjournment thereof, to consider and approve or disapprove the Agreement.

     In approving the Agreement, the Boards of the Funds considered, among other factors, the objective and policies of each Fund, the assets and liabilities of each Fund, the operations of the business and management of the two Funds, the prospects of each Fund individually and combined, and the fairness to the respective shareholders of each Fund as a result of the exchange of shares being done on a net asset value basis. The Boards have determined that participation in the transaction is in the best interests of the Funds and the interests of existing shareholders of the Funds will not be diluted as a result of the transaction. In connection with their approval of the proposed Reorganization, and in making the necessary determination prior to such approval, the Boards of the Funds reviewed all pertinent information and discussed all relevant issues. In approving the proposed Reorganization, the Boards of the Funds specifically considered the following factors:

     A.     COMMONALITY OF INVESTMENT OBJECTIVES AND POLICIES

     The Funds have an identical investment objective and identical management styles. Both Funds seek high total investment return consistent with the preservation of capital. Both Funds seek to achieve their respective investment objectives by primarily investing in the common stocks of large, well-established companies that are in the S&P 500 Index (i.e., Blue Chip stocks). Each Fund selects stocks it believes will have earnings growth in excess of the average company in the S&P 500 Index, and each Fund generally stays fully invested in stocks under all market conditions.

     B.     REDUCED EXPENSE RATIO

     The Reorganization should result in a lower expense ratio not only for the current shareholders of the Executive Blue Chip (assuming any fee waivers and/or expense assumptions for Executive Blue Chip are discontinued, as is currently planned), but for all shareholders of the combined Fund, for three reasons. First, shareholders of Executive Blue Chip will be subject to lower 12b-1 fees as a result of the Reorganization. Second, the combined Fund will have a larger asset base over which to spread other fees and expenses than the Funds standing alone. Third, the combination of the Funds will eliminate duplicative legal and auditor's fees, printing costs and certain registration fees.

      C.    TAX CONSIDERATIONS

      The consummation of the proposed Reorganization is contingent upon receipt of an opinion of counsel that no gain or loss for federal income tax purposes will be recognized as a result of the proposed transaction. In contrast, if the Executive Blue Chip were to liquidate and shareholders were to receive the net asset value of their shares in liquidating distributions, gain or loss would be recognized for Federal income tax purposes.

      D.    CONTINUITY OF SALES REPRESENTATIVE SERVICES

      The Reorganization should not result in any change which would prevent existing sales representatives for substantially all Executive Blue Chip shareholders from continuing to service the shareholders following the Reorganization.

      E.    SHAREHOLDER SERVICES

      The First Investors group of mutual funds and the Executive Investors group of mutual funds currently provide the same range of services to their shareholders. With the consolidation of the operations of the Funds, the Board anticipates that the services provided to shareholders may be done more efficiently.

      The consummation of the Reorganization is subject to a number of conditions set forth in the Agreement, some of which may be waived by either Fund. In addition, the Agreement may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the interests of the shareholders of the Funds.

III.    VOTING INFORMATION

        Proxy materials will be mailed to shareholders of Executive Blue Chip beginning on or about January 14, 2000. Holders of record of shares of beneficial interest ("Shares") of Executive Blue Chip at the close of business on January 7, 2000 (the "Record Date") will be entitled to one vote per Share on all business of the Meeting on which they are entitled to vote and any adjournment or adjournments thereof. On the Record Date, there were outstanding and entitled to vote 195,305.578 Shares of Executive Blue Chip. This solicitation of proxies is made by the Board of Executive Blue Chip on behalf of the Fund.

      The holders of a majority of the Executive Blue Chip's Shares outstanding on the Record Date, represented in person or by proxy, must be present to form a quorum for the transaction of business at the Meeting. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposed Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of a majority of those Fund Shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal in favor of an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment.

      Abstentions and broker non-votes will be counted as Shares present for determining whether a quorum is present, but will not be counted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment. Broker non-votes are Shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve the proposed Reorganization.

      All valid proxies received prior to the Meeting, or any adjournments thereof, will be voted at the Meeting. All proxies will be voted in accordance with the instructions of the shareholder. If no instruction is specified the proxies will be voted FOR the matters set forth in the accompanying Notice of Special Meeting of Shareholders and the persons named as proxies will use their best judgment in connection with the transaction of such other business as may properly come before the Meeting or any adjournments thereof. A shareholder who executes a proxy retains the right to revoke it at any time insofar as it has not been exercised. A proxy may be revoked by the subsequent execution and submission of a revised proxy, by written notice of revocation to the secretary of the Fund, or by voting in person at the Meeting.

      The following persons are known to Executive Blue Chip to own of record or beneficially more than 5% of its shares as of December 27, 1999:

SHAREHOLDER                             % OF SHARES
First Financial C/F IRA                 owned of record
Robert E. Nunnally Jr.                        5.77%
3361 Lakeland Dr. SW
Roanoke, VA 24018

Ruth B. Schott                          owned of record
4451 3RD ST Lane, NW                          5.65%
Hickory, NC 28601

First Clearing Corporation              owned of record
10700 Wheat First Drive                      16.25%
Glen Allen, V 23060

Robert E. Nunnally Jr., Ruth B. Schott, and First Clearing Corporation would have owned of record 0.06%, 0.06%, and 0.16%, respectively, of the combined Fund, if the Funds had been combined on that date.

      The trustees and officers of Executive Blue Chip, as a group, own less than 1% of the shares of that Fund, and the trustees and officers of First Investors Blue Chip, as a group, own less than 1% of either Class A or Class B shares of that Fund.

VOTE REQUIRED

      The favorable vote of the holders of a majority of the Shares of the Executive Blue Chip present at the Meeting in person or by proxy is required to approve the proposed Reorganization.

RECOMMENDATION OF THE TRUSTEES

      The Board of Trustees of Executive Blue Chip have concluded that the proposed Reorganization may benefit the Fund and its shareholders. Thus, the Trustees recommend voting FOR the proposed Reorganization.

OTHER MATTERS

      The Board is not aware of any matters to be presented for action at the Meeting other than those set forth in this Prospectus/Proxy. If any other business should come before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment.

METHOD AND EXPENSE OF SOLICITATION

      The cost of preparing, assembling and mailing the proxy materials will be borne by the Funds in proportion to the total net assets of each Fund determined as of the Closing Date. In addition to the solicitation of proxies by the use of the mails, the Executive Blue Chip may, if necessary to obtain the requisite representation of shareholders, solicit proxies by telephone, telegraph and personal interview by employees of First Investors Corporation or Executive Investors Corporation and any of their affiliates, or through securities dealers. While there is no current intent to do so, the Trustees have authorized the officers of the Executive Blue Chip to retain the services of a proxy soliciting firm if the officers determine that it is appropriate to do so. The cost of soliciting proxies, including reimbursement to dealers and others who forward proxy material to their clients, will be borne by the Funds in proportion to the total net assets of each Fund as of the Closing Date.

IV.   INFORMATION ABOUT THE FUNDS

                            OVERVIEW OF THE FUNDS

             WHAT ARE THE INVESTMENT OBJECTIVES, PRIMARY INVESTMENT
                       STRATEGIES AND RISKS OF THE FUNDS?

      The investment objectives, primary investment strategies and risks of both Funds are the same. Each Fund seeks high total investment return consistent with the preservation of capital.

      Each Fund primarily invests in the common stocks of large, well-established companies that are in the S&P 500 Index. Each Fund selects stocks that it believes will have earnings growth in excess of the average company in the S&P 500 Index. While each Fund attempts to diversify its investments so that its weightings in different industries are similar to those of the S&P 500 Index, they are not index funds and therefore will not necessarily mirror the S&P 500 Index. The Funds generally stay fully invested in stocks under all market conditions.

      While Blue Chip stocks are regarded as among the most conservative stocks, like all stocks they fluctuate in price in response to movements in the overall securities markets, general economic conditions, and changes in interest rates or investor sentiment. Fluctuations in the prices of Blue Chip stocks at times can be substantial. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

      AN INVESTMENT IN THE FUNDS IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                        HOW HAVE THE FUNDS PERFORMED?

FIRST INVESTORS BLUE CHIP

      The bar chart and table below show you how the First Investors Blue Chip's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

      The Fund has two classes of shares, Class A shares and Class B shares. The bar chart shows changes in the performance of the Fund's Class A shares for the last ten calendar years. The performance of Class B shares differs from the performance of Class A shares shown in the bar chart only to the extent that it does not have the same expenses. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

The chart below contains the following plot points:

1990      -3.50%
1991      27.52%
1992       6.56%
1993       7.77%
1994      -3.02%
1995      34.01%
1996      20.55%
1997      26.05%
1998      18.10%
1999      24.73%

      During the periods shown, the highest quarterly return was 19.96% (for the quarter ended December 31, 1998) and the lowest quarterly return was -14.96% (for the quarter ended September 30, 1990). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

      The following table shows how the average annual total returns for Class A shares and Class B shares compare to those of the S&P 500 Index as of December 31, 1999. This table assumes that the maximum sales charge or CDSC was paid. The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. and foreign companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

                                                      Inception
                                                      Class B Shares
                  1 Year*     5 Years*    Ten Years*  (1/12/95)
                  -------     --------    ----------  ---------
Class A Shares    16.92%      22.97%      14.44%      N/A
Class B Shares    19.84%      N/A         N/A         23.65%
S&P 500 Index     21.04%      28.24%      17.98%      28.90%
* The annual returns are based upon calendar years.

EXECUTIVE BLUE CHIP

      The bar chart and table below show you how the Executive Blue Chip's performance has varied from year to year and in comparison with a broad-based index. This information gives you some indication of the risks of investing in the Fund.

      The bar chart shows changes in the performance of the Fund's shares from year to year over the life of the Fund. The bar chart does not reflect sales charges that you may pay upon purchase or redemption of Fund shares. If they were included, the returns would be less than those shown.

The chart below contains the following plot points:

1991      27.65%
1992       4.13%
1993       8.13%
1994      -1.21%
1995      36.30%
1996      20.62%
1997      26.58%
1998      17.81%
1999      25.62%

      During the periods shown, the highest quarterly return was 20.34% (for the quarter ended December 31, 1999), and the lowest quarterly return was -13.06% (for the quarter ended September 30, 1998). THE FUND'S PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW THE FUND WILL PERFORM IN THE FUTURE.

      The following table shows how the average annual total returns for the Fund's shares compare to those of the S&P 500 Index as of December 31, 1999. This table assumes that the maximum sales charge was paid. The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large-sized U.S. and foreign companies. The S&P 500 Index does not take into account fees and expenses that an investor would incur in holding the securities in the S&P 500 Index. If it did so, the returns would be lower than those shown.

                                                Inception
                        1 Year*     5 Years*    (5/17/90)
                        -------     --------    ---------
Executive Blue Chip     19.64%      24.01%      18.76%
S&P 500 Index           21.04%      28.24%      18.74%
* The annual returns are based upon calendar years.

         WHAT ARE THE FEES, EXPENSES AND CAPITALIZATION OF THE FUNDS?

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The shareholder fees are the same for the First Investors Blue Chip and the surviving fund after the Reorganization ("Combined Fund"). THERE WILL BE NO SHAREHOLDER FEES CHARGED IN CONNECTION WITH THE REORGANIZATION. In addition, Executive Blue Chip Fund shareholders who become shareholders of the combined Fund as a result of the Reorganization and who subsequently decide to purchase additional shares of First Investors Blue Chip will be charged the same sales charge (if lower) that they would have paid under the Executive Blue Chip Fund sales charge schedule. For additional information, see the subsection labeled "What are the sales charges and expenses for shares?"

                                                  Class A         Class B
                                                  Shares          Shares
                                                  ------          ------
SHAREHOLDER  FEES - FIRST  INVESTORS  BLUE CHIP
(fees paid  directly  from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..........  6.25%           None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)...................  None*            4%**

*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge. **4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.

SHAREHOLDER FEES - EXECUTIVE BLUE CHIP
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..........  4.75%
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)...................  None*
*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of the Fund's shares that are purchased without a sales charge.

                                                  Class A         Class B
                                                  Shares          Shares
                                                  ------          ------
SHAREHOLDER  FEES - FIRST INVESTORS BLUE CHIP PRO FORMA
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases
    (as a percentage of offering price)..........  6.25%           None
Maximum deferred sales charge (load)
    (as a percentage of the lower of purchase
    price or redemption price)...................  None*            4%**

*A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge. **4% in the first year; declining to 0% after the sixth year. Class B shares convert to Class A shares after 8 years.


    The following table shows the current fees and expenses a shareholder may pay with respect to First Investors Blue Chip and Executive Blue Chip, and PRO FORMA fees and expenses for the First Investors Blue Chip after giving effect to the Reorganization.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)

                                                 DISTRIBUTION                         TOTAL                          NET
                                                 AND SERVICE                       ANNUAL FUND         FEE         EXPENSES
                                MANAGEMENT         (12B-1)           OTHER          OPERATING      WAIVER (1),  (1), (2), (3),
                                  FEES(1)          FEES(2)         EXPENSES(3)    EXPENSES (1),      (2), (3)         (4)
                                                                                  (2), (3), (4)
                                  --------         --------        -----------    -------------    ----------   --------------


FIRST INVESTORS BLUE CHIP
     Class A Shares                0.85%            0.30%           0.27%              1.42%            0.10%        1.32%
     Class B Shares                0.85%            1.00%           0.27%              2.12%            0.10%        2.02%

EXECUTIVE BLUE CHIP                1.00%            0.50%           0.35%              1.85%            0.85%        1.00%

FIRST INVESTORS BLUE CHIP
PRO FORMA
     Class A Shares                0.85%            0.30%           0.27%              1.42%            0.10%        1.32%
     Class B Shares                0.85%            1.00%           0.27%              2.12%            0.10%        2.02%

(1) For the fiscal year ended September 30, 1999, the Adviser waived Management Fees in excess of 0.75% for the First Investors Blue Chip Fund. The Adviser has contractually agreed with the First Investors Blue Chip Fund to waive Management Fees in excess of 0.75% for the fiscal year ending September 30, 2000. For the fiscal year ended December 31, 1999, the Adviser waived Management Fees in excess of 0.50% for the Executive Blue Chip Fund. The Adviser has contractually agreed with the Fund to waive Management Fees in excess of 0.50% until April 30, 2000.
(2) For the fiscal year ended December 31, 1999, the Adviser waived 12b-1 fees in excess of 0.40% for the Executive Blue Chip Fund. The Adviser has contractually agreed with the Executive Blue Chip Fund to waive 12b-1 Fees in excess of 0.40% until April 30, 2000. Because each Fund pays Rule 12b-1 fees, long-term shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
(3) For the fiscal year ended December 31, 1999, the Adviser assumed Other Expenses in excess of 0.10% for the Executive Blue Chip Fund. The Adviser has contractually agreed with the Executive Blue Chip Fund to assume Other Expenses in excess of 0.10% until April 30, 2000.
(4) Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Annual Fund Operating Expenses or Net Expenses.

EXAMPLE

      This example helps you to compare the costs of investing in Executive Blue Chip with the cost of investing in First Investors Blue Chip and the cost of investing in the Combined Fund assuming the Reorganization has been completed. The example assumes that (1) you invest $10,000 in the specified Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one which is net of any fees waived and/or expenses assumed. Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                         ONE YEAR        THREE YEARS       FIVE YEARS         TEN YEARS
                                         --------        -----------       ----------         ---------
IF YOU REDEEM YOUR SHARES:

FIRST INVESTORS BLUE CHIP
     Class A shares                        $751            $1,037            $1,344            $2,213
     Class B shares                        $605              $954            $1,330            $2,265*

EXECUTIVE BLUE CHIP                        $572             $950             $1,353            $2,475

FIRST INVESTORS BLUE CHIP PRO FORMA
     Class A shares                        $751           $1,037             $1,344            $2,213
     Class B shares                        $605             $954             $1,330            $2,265*

IF YOU DO NOT REDEEM YOUR SHARES:

FIRST INVESTORS BLUE CHIP
     Class A shares                        $751            $1,037            $1,344            $2,213
     Class B shares                        $205              $654            $1,130            $2,265*

EXECUTIVE BLUE CHIP                        $572              $950            $1,353            $2,475

FIRST INVESTORS BLUE CHIP PRO FORMA
     Class A shares                        $751            $1,037            $1,344            $2,213
     Class B shares                        $205              $654            $1,130            $2,265*
*Assumes conversion to Class A shares eight years after purchase.

CAPITALIZATION

      The following table shows the capitalization of First Investors Blue Chip and Executive Blue Chip as of December 27, 1999, and on a PRO FORMA combined basis (unaudited) as of December 27, 1999 after giving effect to the
Reorganization:

                                   CLASS A                                        CLASS B
                                   -------                                        -------
                                    FIRST                     FIRST INVESTORS      FIRST                      FIRST INVESTORS
                                  INVESTORS      EXECUTIVE       BLUE CHIP       INVESTORS      EXECUTIVE        BLUE CHIP
                                  BLUE CHIP      BLUE CHIP      (PRO FORMA)      BLUE CHIP      BLUE CHIP       (PRO FORMA)
                                  ---------      ---------      -----------      ---------      ---------       -----------

Net Assets....................... $559,216,638    $5,547,403     $564,764,041    $85,382,741        N/A         $85,382,741
Net Asset Value Per Share....        $30.10         $30.58          $30.10         $29.41           N/A           $29.41
Shares Outstanding............      18,576,813      181,382        18,761,094      2,902,971        N/A          2,902,971


                             THE FUNDS IN DETAIL

 WHAT ARE THE FUNDS' OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, AND RISKS?

OBJECTIVE: Each Fund seeks high total investment return consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES: Each Fund invests at least 65% of its total assets in common stocks of large, well-established companies that are in the S&P 500 Index. The S&P 500 Index consists of both U.S. and foreign corporations.

Each Fund uses fundamental research to select stocks of companies with strong balance sheets, relatively consistent records of achievement, and potential earnings growth that is greater than that of the average company in the S&P 500 Index. The Funds attempt to stay broadly diversified and sector neutral relative to the S&P 500 Index, but it may emphasize certain industry sectors based on economic and market conditions. The Funds intend to remain relatively fully invested in stocks under all market conditions rather than attempt to time the market by maintaining large cash or fixed income securities positions when market declines are anticipated. The Funds usually will sell a stock when the reason for holding it is no longer valid, it shows deteriorating fundamentals, or it falls short of the Funds' expectations.

PRINCIPAL RISKS: Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. The principal risks of the Funds are the same. Here are the principal risks of owning the Funds:

MARKET RISK: Because the Funds primarily invest in common stocks, they are subject to market risk. Stock prices in general may decline over short or even extended periods not only because of company-specific developments but also due to an economic downturn, a change in interest rates or a change in investor sentiment, regardless of the success or failure of an individual company's operations. Stock markets tend to run in cycles with periods when prices generally go up, known as "bull" markets, and periods when stock prices generally go down, referred to as "bear" markets. While Blue Chip stocks have historically been the least risky and most liquid stocks, like all stocks they fluctuate in value. Fluctuations of Blue Chip stocks can be sudden and substantial. Accordingly, the value of your investment in the Funds will go up and down, which means that you could lose money.

OTHER RISKS: While the Funds generally attempt to remain sector neutral relative to the S&P 500 Index, it is not an index fund. The Funds may hold securities other than those in the S&P 500 Index, may hold fewer securities than the index, and may have sector or industry allocations different from the index, each of which could cause the Funds to underperform the index.

                               FUND MANAGEMENT

        First Investors Management Company, Inc. ("FIMCO") is the investment adviser to the First Investors Blue Chip. Its address is 95 Wall Street, New York, NY 10005. It currently serves as investment adviser to 52 mutual funds or series of funds with total net assets of over $5 billion. FIMCO supervises all aspects of the First Investors Blue Chip's operations and determines the Fund's portfolio transactions. For the fiscal year ended September 30, 1999, FIMCO received advisory fees of 0.75% of the First Investors Blue Chip's average daily net assets, net of waiver.

        Executive Investors Management Company, Inc. ("EIMCO") is the investment adviser to the Executive Blue Chip. EIMCO's address is the same as FIMCO's address. EIMCO currently is investment adviser to three mutual funds or series of funds with total net assets of approximately $40 million. EIMCO supervises all aspects of the Executive Blue Chip's operations and determines the Fund's portfolio transactions. For the fiscal year ended December 31, 1999, EIMCO received advisory fees of 0.50% of the Executive Blue Chip's average daily net assets, net of waiver.

        FIMCO and EIMCO share the same management, staff, offices and research and support services. They are both wholly owned subsidiaries of First Investors Consolidated Corporation.

        Following the Reorganization, the management fee for the Combined Fund is expected to be 0.75% of the Fund's average daily net assets, net of waiver. FIMCO will have the responsibility of managing the Fund's combined assets following the Reorganization. In addition, the directors and officers of First Investors Blue Chip, its distributor, administrator and other service providers will serve the Combined Fund in their current capacities.

        Dennis T. Fitzpatrick serves as Co-Portfolio Manager of the Funds. Mr. Fitzpatrick has been a member of FIMCO's and EIMCO's investment management team since 1995. During 1995, Mr. Fitzpatrick was a Regional Surety Manager at United States Fidelity & Guaranty Co. From 1988 to 1995, he was Northeast Surety Manager at American International Group. Andrew Wedeck also serves as Co-Portfolio Manager of the Funds. From April 1999 to November 1999, Mr. Wedeck was a Research Analyst at Cramer Rosenthal
McGlynn. From April 1998 to March 1999, Mr. Wedeck was a personal money management consultant for family members. From 1995 to March 1998, Mr. Wedeck was an Equity Analyst at Stechler & Company. It is expected that Mr. Fitzpatrick and Mr. Wedeck will serve as Co-Portfolio Managers of the Combined Fund following the Reorganization.

                          BUYING AND SELLING SHARES

                HOW AND WHEN DO THE FUNDS PRICE THEIR SHARES?

        The share price (which is called "net asset value" or "NAV" per share) for the Funds is calculated once each day as of 4:00 p.m., Eastern time, on each day the New York Stock Exchange ("NYSE") is open for regular trading. The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

        To calculate the NAV, each Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The prices or NAVs of Class A shares and Class B shares will generally differ because they have different expenses.

        In valuing its assets, the Funds use the market value of securities for which market quotations or last sale prices are readily available. If there are no readily available quotations or last sale prices for an investment or the available quotations are considered to be unreliable, the securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the Board of the Funds.

                             HOW DO I BUY SHARES?

        In connection with the Reorganization, Executive Blue Chip shareholders will receive Class A shares of First Investors Blue Chip. With respect to purchases of Fund shares separate and apart from the Reorganization, you may buy shares of First Investors Blue Chip or Executive Blue Chip through a First Investors registered representative or through a registered representative of an authorized broker-dealer ("Representative").
Investments in the Funds may be made in any amount.

        If we receive your order in our Woodbridge, N.J. offices prior to the close of regular trading on the NYSE, your transaction will be priced at that day's NAV. If you place your order with your Representative prior to the close of regular trading on the NYSE, your transaction will also be priced at that day's NAV provided that your Representative transmits the order to our Woodbridge, N.J. offices by 5:00 p.m., Eastern time. Orders placed after the close of regular trading on the NYSE will be priced at the next business day's NAV. The procedures for processing transactions are explained in more detail in our Shareholder Manual which is available upon request.

        You can arrange to make systematic investments electronically from your bank account or through payroll deduction. All the various ways you can buy shares are explained in the Shareholder Manual. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

        Each Fund reserves the right to refuse any order to buy shares if a Fund determines that doing so would be in the best interests of the Fund and its shareholders.

             WHAT ARE THE SALES CHARGES AND EXPENSES FOR SHARES?

        Class A shares of First Investors Blue Chip and shares of Executive Blue Chip are sold at the public offering price which includes a front-end sales load. The sales charge declines with the size of your purchase, as illustrated below. THERE WILL BE NO SHAREHOLDER FEES CHARGED IN CONNECTION WITH THE REORGANIZATION.

               FIRST INVESTORS BLUE CHIP FUND CLASS A SHARES

Your investment              Sales Charge As A Percentage Of
                             -------------------------------
                      offering price        net amount invested

Less than $25,000         6.25%                 6.67%
$25,000-$49,999           5.75                  6.10
$50,000-$99,999           5.50                  5.82
$100,000-$249,999         4.50                  4.71
$250,000-$499,999         3.50                  3.63
$500,000-$999,999         2.50                  2.56
$1,000,000 or more        0*                    0*

                      EXECUTIVE BLUE CHIP FUND SHARES

Your investment              Sales Charge As A Percentage Of
                             -------------------------------
                      offering price        net amount invested

Less than $100,000        4.75%                 4.99%
$100,000-$249,999         3.90                  4.06
$250,000-$499,999         2.90                  2.99
$500,000-$999,999         2.40                  2.46
$1,000,000 or more        0*                    0*

*If you invest $1,000,000 or more, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a CDSC of 1.00%.

        Following the Reorganization, Executive Blue Chip Fund shareholders who receive First Investors Blue Chip Fund shares will be entitled to purchase additional shares of the First Investors Blue Chip Fund at the same sales charge (if lower) that they would have paid under the Executive Blue Chip Fund sales charge schedule. This right applies only to purchases of additional shares of the First Investors Blue Chip Fund and will expire if the First Investors Blue Chip Fund shares are completely liquidated, exchanged or transferred to another owner.

        Each Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares. Each Fund pays Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. Executive Blue Chip's plan provides for payments at annual rates (based on average daily net assets) of up to 0.50%. No more than 0.25% of these payments may be for service fees. First Investors Blue Chip's plan provides for payments at annual rates (based on average daily net assets) of up to 0.30% on Class A shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

FOR ACTUAL PAST EXPENSES OF EXECUTIVE BLUE CHIP SHARES AND FIRST INVESTORS BLUE CHIP CLASS A AND CLASS B SHARES, SEE THE SECTION ENTITLED "WHAT ARE THE FEES, EXPENSES AND CAPITALIZATION OF THE FUNDS?" IN THIS PROSPECTUS/PROXY STATEMENT.

                            HOW DO I SELL SHARES?

        You may redeem your Fund  shares on any day a Fund is open for  business by:

      o Contacting your Representative who will place a redemption order for you;

      o Sending a written redemption request to Administrative Data Management Corp., ("ADM") at 581 Main Street, Woodbridge, N.J. 07095-1198;

      o Telephoning the Special Services Department of ADM at 1-800-342-6221 (if you have elected to have telephone privileges); or

      o Instructing us to make an electronic transfer to a predesignated bank (if you have completed an application authorizing such transfers).

        Your redemption request will be processed at the price next computed after we receive the request. For all requests, have your account number available.

        Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared. This may take up to 15 days from the date of your purchase. You may not redeem shares by telephone or Electronic Fund Transfer unless you have owned the shares for at least 15 days.

        If your account falls below the minimum account balance for any reason other than market fluctuation, each Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $15 annually on 60 days prior notice. Each Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own First Investors Blue Chip Class B shares, you will not be charged a CDSC on a low balance redemption.

        Each Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

           CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FUNDS?

        You may exchange shares of First Investors Blue Chip for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (i.e., Class A to Class A). You may exchange shares of Executive Blue Chip for shares of other Executive Investors Funds without paying any additional sales charge. You may also exchange shares of Executive Blue Chip for Class A shares of the First Investors Funds without paying any additional sales charge; provided that, you held your shares for at least one year from their date of purchase or acquired your shares through an exchange from Class A shares of a First Investors Fund. Consult your Representative or call ADM at 1-800-423-4026 for details.

        Each Fund reserves the right to reject any exchange request that appears to be part of a market timing strategy based upon the holding period of the initial investment, the amount of the investment being exchanged, the funds involved, and the background of the shareholder or dealer involved. Each Fund is designed for long-term investment purposes. It is not intended to provide a vehicle for short-term market timing.

                               ACCOUNT POLICIES

             WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

      Each Fund will declare daily and pay on a monthly basis dividends from net investment income. Any net realized capital gains will be declared and distributed on an annual basis, usually after the end of each Fund's fiscal year. Each Fund may make an additional distribution in any year if necessary to avoid a federal excise tax on certain undistributed income and capital gain.

      Dividends and other distributions paid on Class A shares of First Investors Blue Chip and shares of Executive Blue Chip are calculated at the same time and in the same manner. Dividends on Class B shares of First Investors Blue Chip are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses. In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution.

        You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of a Fund or certain other First Investors Funds, or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional shares of that Fund. If you do not cash a distribution check and do not notify ADM to issue a new check within 12 months, the distribution may be reinvested in that Fund. If any correspondence sent by a Fund is returned as "undeliverable," dividends and other distributions automatically will be reinvested in that Fund. No interest will be paid to you while a distribution remains uninvested.

      A dividend or other distribution paid on a class of shares will only be paid in additional shares of the distributing class if the total amount of the distribution is under $5 or the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

                              WHAT ABOUT TAXES?

        Any dividends or capital gain distributions paid by a Fund are taxable to you unless you hold your shares in an individual retirement account, 403(b) account, 401(k) account, or other tax-deferred account. Dividends (including distributions of net short-term capital gains) are taxable to you as ordinary income. Capital gain distributions (essentially, distributions of net long-term capital gains) by a Fund are taxed to you as long-term capital gains, regardless of how long you owned your Fund shares. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares. Your sale or exchange of Fund shares will be considered a taxable event for you. Depending on the purchase price and the sales price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

 HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

        Each Fund offers a full range of special privileges, including special investment programs for group retirement plans, systematic investment programs, automatic payroll investment programs, telephone privileges, check writing privileges, and expedited redemptions by wire order or Automated Clearing House transfer. The full range of privileges, and related policies, are described in a special Shareholder Manual, which you may obtain on request. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

VI.     OTHER INFORMATION

        Each Fund is subject to the information requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, and in accordance with those requirements, files reports and other information with the SEC. These reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and the Northeast Regional Office of the SEC, Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C.
20549, at prescribed rates.

      A narrative review of the First Investors Blue Chip Fund's performance, as well as a graphical and tabular summary of performance, for the period ended September 30, 1999 are attached hereto as Appendix B. Similar information for the Executive Blue Chip Fund for the period ended December 31, 1998 is incorporated by reference from the Fund's Annual Report to shareholders, electronically filed with the SEC on March 2, 1999, and is available upon request from the Funds without charge.

V.      FINANCIAL HIGHLIGHTS

        The financial highlights table is intended to help you understand the Funds' financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Funds' financial statements, are included in the SAI, which is available upon request.

FIRST INVESTORS BLUE CHIP

                                      INCOME FROM INVESTMENT OPERATIONS         LESS DISTRIBUTIONS FROM
                                      ---------------------------------         -----------------------

                                                 NET   REALIZED
                                      NET        AND
                        NET ASSET     INVEST-    UNREALIZED                    NET
                            VALUE     MENT       GAIN  (LOSS)    TOTAL FROM    INVEST-    NET         TOTAL
                        BEGINNING      INCOME    ON              INVESTMENT    MENT       REALIZED    DISTRI-
                        OF PERIOD     (LOSS)     INVESTMENTS     OPERATIONS    INCOME     GAINS       BUTIONS
-----------------------------------------------------------------------------------------------------------------
CLASS A
1994(h)...................$15.58        $.11         $(.58)         $(.47)       $.09      $1.56       $1.65
1995(h)................... 13.46         .19          4.37           4.56         .20        .60         .80
1996(h)................... 17.22         .14          3.39           3.53         .17       1.11        1.28
1997(h)................... 19.47         .09          4.98           5.07         .08       1.62        1.70
1998(a)................... 22.84         .04          (.39)          (.35)        .03          --        .03
1999(f)................... 22.46           --         5.46           5.46         .02        .75         .77

CLASS B
1995(b)...................$13.51        $.10         $4.31          $4.41        $.16       $.60        $.76
1996(h)................... 17.16         .06          3.32           3.38         .06       1.11        1.17
1997(h)................... 19.37        (.03)         4.91           4.88         --        1.62        1.62
1998(a)................... 22.63        (.06)         (.42)          (.48)        --         --          --
1999(f)................... 22.15        (.14)         5.35           5.21         --         .75         .75

+   Annualized
++  Net of expenses waived or assumed by the investment adviser
*   Calculated without sales charge.
(a) For the period January 1, 1998 to September 30, 1998.
(b) For the period  January 12, 1995 (date Class B shares  first  offered) to
(f) December 31, 1995.
(h) For the period October 1, 1998 to September 30, 1999
    For the calendar year ended December 31.


---------------------------------------------------------------------------------------------------------
                                       RATIOS / SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------

                                                                 RATIO TO AVERAGE NET
                                                                    ASSETS BEFORE
                                           RATIO TO AVERAGE      EXPENSES WAIVED OR
                                            NET ASSETS ++             ASSUMED
                                            -------------             -------

                           NET ASSETS                NET                      NET
 NET ASSET                   END OF                  INVEST-MENT              INVEST-
    VALUE       TOTAL        PERIOD                  MENT                     MENT          PORTFOLIO
  END OF       RETURN*         (IN       EXPENSES    INCOME     EXPENSES      INCOME      TURNOVER RATE
  PERIOD          (%)       MILLIONS)       (%)      (%)         (%)          (%)              (%)
---------------------------------------------------------------------------------------------------------

  $13.46        (3.02)      $124           1.54         .80          1.79         .55         82
   17.22        34.01        170           1.49        1.23          1.74         .98         25
   19.47        20.55        240           1.44         .78          1.67         .55         45
   22.84        26.05        351           1.39         .40          1.64         .15         63
   22.46        (1.55)       368           1.37+        .23+         1.47+        .13+        71
   27.15        24.88        471           1.32         .01          1.41        (.08)        97

  $17.16        32.76         $ 5          2.20+        .52+         2.46+        .26+        25
   19.37        19.71          17          2.22           --         2.37        (.16)        45
   22.63        25.19          37          2.09        (.30)         2.34        (.55)        63
   22.15        (2.12)         47          2.07+       (.47)+        2.17+       (.57)+       71
   26.61        24.07          70          2.02        (.69)         2.11        (.78)        97

EXECUTIVE BLUE CHIP



----------------------------------------------------------------------------------------------------------------
                                                             PER SHARE DATA
                         ---------------------------------------------------------------------------------------

                                                                                 LESS DISTRIBUTIONS
                                          INCOME FROM INVESTMENT OPERATIONS             FROM
                                          ---------------------------------             ----

                            NET ASSET
                            ---------        NET     NET REALIZED                     NET
                                VALUE      INVEST-  AND UNREALIZED  TOTAL FROM    INVEST-       NET     TOTAL
                            BEGINNING        MENT    GAIN (LOSS)    INVESTMENT       MENT  REALIZED    DISTRI-
                            OF PERIOD      INCOME   ON INVESTMENTS  OPERATIONS     INCOME      GAIN    BUTIONS
----------------------------------------------------------------------------------------------------------------

1994.......................   $14.07       $.24         $(.41)         $(.17)       $.22       $.93      $1.15
1995.......................    12.75        .30          4.30            4.60        .29        .74       1.03
1996.......................    16.32        .22          3.13            3.35        .24       1.07       1.31
1997.......................    18.36        .19          4.68            4.87        .19       1.36       1.55
1998.......................    21.68        .11          3.74            3.85        .12        .58        .70
1999**.....................    24.83        .03          2.48            2.51        .02      -----        .02


(a)   Annualized
*     Calculated without sales charges
**    For the period  January 1, 1999 to June 30, 1999
+     Net of expenses  waived or assumed

----------------------------------------------------------------------------------------------------------------
                                                                      RATIOS / SUPPLEMENTAL DATA
                 -----------------------------------------------------------------------------------------------
                                                                      RATIO TO AVERAGE NET
                                               RATIO TO AVERAGE      ASSETS BEFORE EXPENSES
                                                 NET ASSETS +           WAIVED OR ASSUMED
                                                 ------------           -----------------

     NET ASSET
         VALUE       TOTAL     NET ASSETS                       NET               NET           PORTFOLIO
           END     RETURN*  END OF PERIOD     EXPENSES   INVESTMENT     EXPENSES  INVESTMENT     TURNOVER
     OF PERIOD         (%)  (IN MILLIONS)          (%)   INCOME (%)          (%)  INCOME (%)     RATE (%)
--------------- ------------ --------- ----------------- ----------- ------------ ----------- ------------

        $12.75      (1.21)         $1         .50           1.82           2.54       (.22)        89
         16.32      36.30           1         .50           1.99           2.20        .29         33
         18.36      20.62           2         .75           1.33           2.28       (.20)        50
         21.68      26.58           4         .75            .92           2.03       (.36)       163
         24.83      17.81           5         .92            .49           1.84       (.43)        96
         27.32      10.09           5        1.00(a)         .25(a)        1.75(a)    (.50)(a)     52

                                   APPENDIX A


             AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION


      THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("Agreement") is made as of January 7, 2000, between EXECUTIVE INVESTORS TRUST, a Massachusetts business trust ("Target Trust"), on behalf of Blue Chip Fund, a segregated portfolio of assets ("series") thereof ("Target Fund"), and FIRST INVESTORS SERIES FUND, also a Massachusetts business trust ("Acquiring Trust"), on behalf of Blue Chip Fund, a series thereof ("Acquiring Fund"). (Target Fund and Acquiring Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds," and Target Trust and Acquiring Trust are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies.") All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by Target Trust on behalf of Target Fund and by Acquiring Trust on behalf of Acquiring Fund.

      The Investment  Companies desire to effect a  reorganization  described in section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended ("Code"), and intend this Agreement to be, and adopt it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations"). The reorganization will involve the transfer of Target Fund's assets to Acquiring Fund in exchange solely for shares of beneficial interest ("shares") in
Acquiring Fund and the assumption by Acquiring Fund of Target Fund's liabilities, followed by the constructive distribution of those shares PRO RATA to the holders of shares in Target Fund ("Target Shares") in exchange therefor, all on the terms and conditions set forth in this Agreement. The foregoing transactions are referred to herein collectively as the "Reorganization."

      Acquiring Fund's shares are divided into two classes, designated Class A and Class B shares; only Acquiring Fund's Class A shares ("Acquiring Fund Shares") are involved in the Reorganization. Target Fund has only a single class of shares, which are similar to the Acquiring Fund shares.

      In consideration of the mutual promises contained herein, the parties agree as follows:


 1.    PLAN OF REORGANIZATION AND TERMINATION

      1.1. Target Fund agrees to assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 ("Assets") to Acquiring Fund. Acquiring Fund agrees in exchange therefor --

            (a) to issue and deliver to Target Fund the number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares, determined by dividing the net value of Target Fund (computed as set forth in paragraph 2.1) by the net asset value ("NAV") of an Acquiring Fund Share (computed as set forth in paragraph 2.2), and

            (b) to assume all of Target Fund's liabilities described in paragraph 1.3 ("Liabilities").

Such transactions shall take place at the Closing (as defined in paragraph 3.1).

      1.2. The Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Target Fund's books, and other property owned by Target Fund at the Effective Time (as defined in paragraph 3.1).

      1.3. The Liabilities shall include (except as otherwise provided herein) all of Target Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Target Fund agrees to use its best efforts to discharge all its known Liabilities before the Effective Time.

      1.4. At or immediately before the Effective Time, Target Fund shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its realized net capital gain, if any, for its current taxable year through the Effective Time.

      1.5. At the Effective Time (or as soon thereafter as is reasonably practicable), Target Fund shall distribute the Acquiring Fund Shares received by it pursuant to paragraph 1.1 to its shareholders of record, determined as of the Effective Time (each a "Shareholder" and collectively "Shareholders"), in constructive exchange for their Target Shares. Such distribution shall be accomplished by Acquiring Trust's transfer agent's opening accounts on Acquiring Fund's share transfer books in the Shareholders' names and transferring such Acquiring Fund Shares thereto. Each Shareholder's account shall be credited with the respective PRO RATA number of full and fractional (rounded to the third decimal place) Acquiring Fund Shares due that Shareholder. All outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target Fund's share transfer books. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.

      1.6. As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, but in all events within six months after the Effective Time, Target Fund shall be terminated and any further actions shall be taken in connection therewith as required by applicable law.

      1.7. Any reporting responsibility of Target Fund to a public authority is and shall remain its responsibility up to and including the date on which it is terminated.

      1.8. Any transfer taxes payable on issuance of Acquiring Fund Shares in a name other than that of the registered holder on Target Fund's books of the Target Shares constructively exchanged therefor shall be paid by the person to whom such Acquiring Fund Shares are to be issued, as a condition of such transfer.

 2.    VALUATION

      2.1. For purposes of paragraph  1.1(a),  Target  Fund's net value shall be
(a) the value of the Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the date of the Closing ("Valuation Time"), using the valuation procedures set forth in Target Fund's then-current prospectus and statement of additional information (collectively "P/SAI"), less
(b) the amount of the Liabilities as of the Valuation Time.

      2.2. For purposes of paragraph 1.1(a), the NAV of an Acquiring Fund Share shall be computed as of the Valuation Time, using the valuation procedures set forth in Acquiring Fund's then-current P/SAI.

      2.3. All computations pursuant to paragraphs 2.1 and 2.2 shall be made by or under the direction of Executive Investors Management Company, Inc. ("EIMCO") and First Investors Management Company, Inc. ("FIMCO"), respectively.


 3.    CLOSING AND EFFECTIVE TIME

      3.1. The Reorganization, together with related acts necessary to consummate the same ("Closing"), shall occur at the Funds' principal office on or about March 14, 2000, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree ("Effective
Time"). If, immediately before the Valuation Time, (a) the NYSE is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted, so that accurate appraisal of the net value of Target and the NAV of an Acquiring Fund Share is impracticable, the Effective Time shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored.

      3.2. Target Trust's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information
(including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target Fund to Acquiring Fund, as reflected on Acquiring Fund's books immediately following the Closing, does or will conform to such information on Target Fund's books immediately before the Closing. Target Trust's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Assets held by the custodian will be transferred to Acquiring Fund at the Effective Time and (b) all necessary taxes in conjunction with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

      3.3. Target Trust shall deliver to Acquiring Trust at the Closing a list of the names and addresses of the Shareholders and the number of outstanding Target Shares owned by each Shareholder, all as of the Effective Time, certified by Target Fund's Secretary or Assistant Secretary. Acquiring Trust's transfer agent shall deliver at the Closing a certificate as to the opening on Acquiring Fund's share transfer books of accounts in the Shareholders' names. Acquiring Trust shall issue and deliver a confirmation to Target Trust evidencing the Acquiring Fund Shares to be credited to Target Fund at the Effective Time or provide evidence satisfactory to Target Trust that such Acquiring Fund Shares have been credited to Target Fund's account on Acquiring Fund's books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

      3.4. Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.


 4.    REPRESENTATIONS AND WARRANTIES

      4.1.   Target represents and warrants as follows:

             4.1.1. Target Trust is a trust operating under a written declaration of trust, the beneficial interest in which is divided into transferable shares ("Business Trust"), that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Amended and Restated Declaration of Trust ("Target Declaration") is on file with the Secretary of the Commonwealth of Massachusetts;

             4.1.2. Target Trust is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

             4.1.3. Target Fund is a duly established and designated series of Target Trust;

             4.1.4. At the Closing, Target Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets free of any liens or other encumbrances; and upon delivery and payment for the Assets, Acquiring Fund will acquire good and marketable title thereto;

             4.1.5. Target Fund's current P/SAI conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended ("1933 Act"), and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

             4.1.6. Target Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Target Declaration or Target Trust's By-laws or of any agreement, instrument, lease, or other undertaking to which Target Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Acquiring Trust;

             4.1.7. Except as otherwise disclosed in writing to and accepted by Acquiring Trust, all material contracts and other commitments of Target Fund (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated, or provision for discharge of any liabilities of Target Fund thereunder will be made, at or prior to the Effective Time, without either Fund's incurring any liability or penalty with respect thereto and without diminishing or releasing any rights Target Fund may have had with respect to actions taken or omitted or to be taken by any other party thereto prior to the Closing;

            4.1.8. Except as otherwise disclosed in writing to and accepted by Acquiring Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Target Trust's knowledge) threatened against Target Trust with respect to Target Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Target Trust knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

             4.1.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Target Trust's board of trustees, which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and, subject to approval by Target Fund's shareholders, this Agreement constitutes a valid and legally binding obligation of Target Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

             4.1.10. At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Target Fund's shareholders;

             4.1.11. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), or the 1940 Act for the execution or performance of this Agreement by Target Trust, except for (a) the filing with the Securities and Exchange Commission ("SEC") of a registration statement by Acquiring Trust on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto ("Registration Statement"), including therein a prospectus/proxy statement ("Proxy Statement"), and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

             4.1.12. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Acquiring Trust for use therein;

             4.1.13. The Liabilities were incurred by Target Fund in the ordinary course of its business and are associated with the Assets; and there are no Liabilities other than liabilities disclosed or provided for in its financial statements referred to in paragraph 4.1.18 and liabilities incurred by Target Fund in the ordinary course of its business subsequent to December 31, 1998, or otherwise previously disclosed to Acquiring Trust, none of which has been materially adverse to the business, assets, or results of Target Fund's operations;

             4.1.14. Target Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it; and the Assets will be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

             4.1.15. Target Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

             4.1.16. Not more than 25% of the value of Target Fund's total assets (excluding cash, cash items, and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

             4.1.17. Target Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended December 31, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

             4.1.18. Target Trust's financial statements for the year ended December 31, 1998, to be delivered to Acquiring Trust, fairly represent Target Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

      4.2. Acquiring Fund represents and warrants as follows:

             4.2.1. Acquiring Trust is a Business Trust that is duly organized and validly existing under the laws of the Commonwealth of Massachusetts; and a copy of its Declaration of Trust ("Acquiring Declaration") is on file with the Secretary of the Commonwealth of Massachusetts;

             4.2.2. Acquiring Trust is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

             4.2.3. Acquiring Fund is a duly established and designated series of Acquiring Trust;

             4.2.4. No consideration other than Acquiring Fund Shares (and Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

             4.2.5. The Acquiring Fund Shares to be issued and delivered to Target Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of Acquiring Fund, fully paid and non-assessable;

             4.2.6. Acquiring Fund's current P/SAI conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

             4.2.7. Acquiring Fund is not in violation of, and the execution and delivery of this Agreement and consummation of the transactions contemplated hereby will not conflict with or violate, Massachusetts law or any provision of the Acquiring Declaration of Trust or Acquiring Trust's By-laws or of any provision of any agreement, instrument, lease, or other undertaking to which Acquiring Fund is a party or by which it is bound or result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Fund is a party or by which it is bound, except as previously disclosed in writing to and accepted by Target Trust;

            4.2.8. Except as otherwise disclosed in writing to and accepted by Target Trust, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or (to Acquiring Trust's knowledge) threatened against Acquiring Trust with respect to Acquiring Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect Acquiring Fund's financial condition or the conduct of its business; and Acquiring Fund knows of no facts that might form the basis for the institution of any such litigation, proceeding, or investigation and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially or adversely affects its business or its ability to consummate the transactions contemplated hereby;

             4.2.9. The execution, delivery, and performance of this Agreement have been duly authorized as of the date hereof by all necessary action on the part of Acquiring Trust's board of trustees (together with Target Trust's board of trustees, the "Boards"), which has made the determinations required by Rule 17a-8(a) under the 1940 Act; and this Agreement constitutes a valid and legally binding obligation of Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

             4.2.10. No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the 1934 Act, or the 1940 Act for the execution or performance of this Agreement by Acquiring Trust, except for (a) the filing with the SEC of the Registration Statement and a post-effective amendment to Acquiring Trust's registration statement on Form N-1A and (b) such consents, approvals, authorizations, and filings as have been made or received or as may be required subsequent to the Effective Time;

             4.2.11. On the effective date of the Registration Statement, at the time of the shareholders' meeting referred to in paragraph 5.2, and at the Effective Time, the Proxy Statement will (a) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder and (b) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided that the foregoing shall not apply to statements in or omissions from the Proxy Statement made in reliance on and in conformity with information furnished by Target Trust for use therein;

             4.2.12. Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a RIC for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; Acquiring Fund intends to continue to meet all such requirements for the next taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

             4.2.13. Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does Acquiring Fund have any plan or intention to redeem or otherwise reacquire any Acquiring Fund Shares issued to the Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at NAV in the ordinary course of that business;

             4.2.14. Following the Reorganization, Acquiring Fund (a) will continue Target Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations), (b) use a significant portion of Target

      Fund's   "historic   business  assets"  (within  the  meaning  of  section
      1.368-1(d)(3) of the Regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

             4.2.15. There is no plan or intention for Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization;

             4.2.16. Immediately after the Reorganization, (a) not more than 25% of the value of Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers;

             4.2.17. Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned, at any time during the past five years, any shares of Target Fund;

             4.2.18. Acquiring Fund's federal income tax returns, and all applicable state and local tax returns, for all taxable years through and including the taxable year ended September 30, 1998, have been timely filed and all taxes payable pursuant to such returns have been timely paid; and

             4.2.19. Acquiring Trust's financial statements for the year ended September 30, 1999, to be delivered to Target Trust, fairly represent Acquiring Fund's financial position as of that date and the results of its operations and changes in its net assets for the year then ended.

      4.3. Each Fund represents and warrants as follows:

             4.3.1. The fair market value of the Acquiring Fund Shares received by each Shareholder will be approximately equal to the fair market value of its Target Shares constructively surrendered in exchange therefor;

             4.3.2. Its management (a) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund Shares to be received by them in the Reorganization to any person related (within such meaning) to Acquiring Fund; (b) does not anticipate dispositions of those Acquiring Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Target Fund as a series of an open-end investment company, (c) expects that the percentage of Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

             4.3.3. The Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

             4.3.4. Immediately following consummation of the Reorganization, Acquiring Fund will hold substantially the same assets and be subject to substantially the same liabilities that Target Fund held or was subject to immediately prior thereto (in addition to the assets and liabilities Acquiring Fund then held or was subject to), plus any liabilities and expenses of the parties incurred in connection with the Reorganization;

             4.3.5. The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

             4.3.6. There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount;

             4.3.7. Pursuant to the Reorganization, Target Fund will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Target Fund immediately before the Reorganization. For the purposes of this representation, any amounts used by Target Fund to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions not made as part of the Reorganization and (b) distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization;

             4.3.8. None of the compensation received by any Shareholder who is an employee of or service provider to Target Fund will be separate consideration for, or allocable to, any of the Target Shares held by such Shareholder; none of the Acquiring Fund Shares received by any such Shareholder will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the consideration paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services;

             4.3.9. Immediately after the Reorganization, the Shareholders will not own shares constituting "control" (within the meaning of section 304(c) of the Code) of Acquiring Fund; and

             4.3.10. Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses").


 5.    COVENANTS

      5.1. Each Fund covenants to operate its respective business in the ordinary course between the date hereof and the Closing, it being understood that --

            (a) such ordinary course will include declaring and paying customary dividends and other distributions and changes in operations contemplated by each Fund's normal business activities, and

            (b) each Fund will retain exclusive control of the composition of its portfolio until the Closing; provided that (1) Target Fund shall not dispose of more than an insignificant portion of its historic business assets during such period without Acquiring Fund's prior consent and (2) if Target Fund's shareholders approve this Agreement (and the transactions contemplated hereby), then between the date of such approval and the Closing, the Funds shall coordinate their respective portfolios so that the transfer of the Assets to Acquiring Fund will not cause it to fail to be in compliance with all of its investment policies and restrictions immediately after the Closing.

      5.2. Target Fund covenants to call a shareholders' meeting to consider and act on this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

      5.3. Target Fund covenants that the Acquiring Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

      5.4.  Target  Fund  covenants  that  it will  assist  Acquiring  Trust  in
obtaining   information  Acquiring  Trust  reasonably  requests  concerning  the beneficial ownership of Target Shares.

      5.5. Target Fund covenants that its books and records (including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder) will be turned over to Acquiring Trust at the Closing.

      5.6. Each Fund covenants to cooperate in preparing the Proxy Statement in compliance with applicable federal and state securities laws.

      5.7. Each Fund covenants that it will, from time to time, as and when requested by the other Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action, as the other Fund may deem necessary or desirable in order to vest in, and confirm to, (a) Acquiring Fund, title to and possession of all the Assets, and (b) Target Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

      5.8. Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such state securities laws it may deem appropriate to continue its operations after the Effective Time.

      5.9. Subject to this Agreement, each Fund covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.


 6.    CONDITIONS PRECEDENT

      Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made at and as of the Effective Time, and (c) the following further conditions that, at or before the Effective Time:

      6.1. This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Boards and shall have been approved by Target Fund's shareholders in accordance with the Target Declaration and applicable law.

      6.2. All necessary filings shall have been made with the SEC and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and the SEC shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund's assets or properties, provided that either Investment Company may for itself waive any of such conditions.

      6.3. At the Effective Time, no action, suit, or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with, the transactions contemplated hereby.

      6.4. Target Trust shall have received an opinion of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that:

             6.4.1. Acquiring Fund is a duly established series of Acquiring Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Acquiring Declaration to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

             6.4.2. This Agreement (a) has been duly authorized, executed, and delivered by Acquiring Trust on behalf of Acquiring Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Target Trust on behalf of Target Fund, is a valid and legally binding obligation of Acquiring Trust with respect to Acquiring Fund, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

             6.4.3. The Acquiring Fund Shares to be issued and distributed to the Shareholders under this Agreement, assuming their due delivery as contemplated by this Agreement, will be duly authorized, validly issued and outstanding, and fully paid and non-assessable;

             6.4.4. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Acquiring Declaration or Acquiring Trust's By-laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Acquiring Trust (with respect to Acquiring Fund) is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Acquiring Trust (with respect to Acquiring Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Target Trust;

             6.4.5. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Acquiring Trust on behalf of Acquiring Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

             6.4.6. Acquiring Trust is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

             6.4.7. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Acquiring Trust (with respect to Acquiring Fund) or any of its properties or assets attributable or allocable to Acquiring Fund and (b) Acquiring Trust (with respect to Acquiring Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Acquiring Fund's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Target Trust.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

      6.5.   Acquiring   Trust  shall  have   received  an  opinion  of  Counsel
substantially to the effect that:

             6.5.1. Target Fund is a duly established series of Target Trust, a Business Trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts with power under the Target Declaration to own all its properties and assets and, to the knowledge of Counsel, to carry on its business as presently conducted;

             6.5.2. This Agreement (a) has been duly authorized, executed, and delivered by Target Trust on behalf of Target Fund and (b) assuming due authorization, execution, and delivery of this Agreement by Acquiring Trust on behalf of Acquiring Fund, is a valid and legally binding obligation of Target Trust, enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity;

             6.5.3. The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, materially violate the Target Declaration or Target Trust's By-laws or any provision of any agreement (known to Counsel, without any independent inquiry or investigation) to which Target Trust (with respect to Target
      Fund) is a party or by which it is bound or (to the knowledge of Counsel, without any independent inquiry or investigation) result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, judgment, or decree to which Target Trust (with respect to Target Fund) is a party or by which it is bound, except as set forth in such opinion or as previously disclosed in writing to and accepted by Acquiring Trust;

             6.5.4. To the knowledge of Counsel (without any independent inquiry or investigation), no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Target Trust on behalf of Target Fund of the transactions contemplated herein, except those obtained under the 1933 Act, the 1934 Act, and the 1940 Act and those that may be required under state securities laws;

             6.5.5. Target Trust is registered with the SEC as an investment company, and to the knowledge of Counsel no order has been issued or proceeding instituted to suspend such registration; and

             6.5.6. To the knowledge of Counsel (without any independent inquiry or investigation), (a) no litigation, administrative proceeding, or investigation of or before any court or governmental body is pending or threatened as to Target Trust (with respect to Target Fund) or any of its properties or assets attributable or allocable to Target Fund and (b) Target Trust (with respect to Target Fund) is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects Target's business, except as set forth in such opinion or as otherwise disclosed in writing to and accepted by Acquiring Trust.

In rendering such opinion, Counsel may (1) rely, as to matters governed by the laws of the Commonwealth of Massachusetts, on an opinion of competent Massachusetts counsel, (2) make assumptions regarding the authenticity, genuineness, and/or conformity of documents and copies thereof without independent verification thereof, (3) limit such opinion to applicable federal and state law, and (4) define the word "knowledge" and related terms to mean the knowledge of attorneys then with Counsel who have devoted substantive attention to matters directly related to this Agreement and the Reorganization.

      6.6. Each Investment Company shall have received an opinion of Counsel, addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement which such Counsel may treat as representations made to it, or in separate letters addressed to Counsel, and the certificates delivered pursuant to paragraph 3.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the
Reorganization in accordance with this Agreement, for federal income tax purposes:

             6.6.1. Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities, followed by Target Fund's distribution of those shares PRO RATA to the Shareholders constructively in exchange for their Target Shares, will qualify as a reorganization within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             6.6.2. Target Fund will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund's assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in constructive exchange for their Target Shares;

             6.6.3. Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

             6.6.4. Acquiring Fund's basis for the Assets will be the same as Target Fund's basis therefor immediately before the Reorganization, and Acquiring Fund's holding period for the Assets will include Target Fund's holding period therefor;

             6.6.5. A Shareholder will recognize no gain or loss on the constructive exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

             6.6.6. A Shareholder's aggregate basis for the Acquiring Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Target Shares to be constructively surrendered in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Target Shares, provided they are held as capital assets by the Shareholder at the Effective Time.

Notwithstanding subparagraphs 6.6.2 and 6.6.4, the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

      At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 6.1) if, in the judgment of its Board, such waiver will not have a material adverse effect on its Fund's shareholders' interests.


 7.    FINDERS FEES AND EXPENSES

      7.1. Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

      7.2. Except as otherwise provided herein, the total Reorganization Expenses will be borne entirely by the Funds in proportion to their respective total net assets as of the close of business on the last business day prior to the Closing.


 8.    ENTIRE AGREEMENT; NO SURVIVAL

      Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.


 9.    TERMINATION OF AGREEMENT

      This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Target Fund's shareholders:

      9.1. By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2000; or

      9.2.   By the parties' mutual agreement.

In the event of termination under paragraphs 9.1(c) or 9.2, there shall be no liability for damages on the part of either Fund, or the trustees or officers of either Investment Company, to the other Fund.


10.    AMENDMENT

      This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Target Fund's shareholders, in any manner mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Shareholders' interests.


 11.   MISCELLANEOUS

      11.1. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

      11.2. Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

      11.3. The parties acknowledge that each Investment Company is a Business Trust. Notice is hereby given that this instrument is executed on behalf of each Business Trust's trustees solely in their capacities as trustees, and not individually, and that each Business Trust's obligations under this instrument are not binding on or enforceable against any of its trustees, officers, or shareholders but are only binding on and enforceable against the respective Funds' assets and property. Each Fund agrees that, in asserting any rights or claims under this Agreement, it shall look only to the other Fund's assets and property in settlement of such rights or claims and not to such other Fund's shareholders or trustees.

      11.4. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

      IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.


ATTEST:                             EXECUTIVE INVESTORS TRUST,
                                      on behalf of its series,
                                        Blue Chip Fund


/s/ C. Durso                              By:  /s/ Glenn O. Head
-----------------                              ----------------------
Concetta Durso, Secretary                      Glenn O. Head, President



ATTEST:                             FIRST INVESTORS SERIES FUND,
                                      on behalf of its series,
                                        Blue Chip Fund



/s/ C. Durso                              By:  /s/ Glenn O. Head
-----------------                              ----------------------
Concetta Durso, Secretary                      Glenn O. Head, President

                                   APPENDIX B

PORTFOLIO MANAGER'S LETTER
FIRST INVESTORS BLUE CHIP FUND




Dear Investor:

We are pleased to present the annual report for the First Investors Blue Chip Fund for the fiscal year ending September 30, 1999. During the period, the Fund's return on a net asset value basis was 24.9% for Class A shares and 24.1% for Class B shares, compared to a return of 20.6% for the Lipper growth and income fund group. During the period, the Fund declared dividends from net investment income of 1 cent per share on Class A shares. The Fund also declared a capital gains distribution of 70 cents per share on Class A and Class B shares.

The primary factors driving the Fund's performance were the performance of large capitalization stocks, as well as the Fund's sector allocations. The Fund benefited from the equity markets' continued upward trend, which was supported by continued gains in productivity. This in turn led to an improving corporate earnings environment. Concerns about inflation and rising interest rates returned mid-year and effectively cooled the markets. In general, the performance of the major indexes was driven by large-cap technology issues. The economy and financial markets are still debating the possible emergence of a "new paradigm" created by massive leaps forward in computer technologies. These technologies have made possible a heightened level of productivity, which some believe may render the historically perceived trade-off between inflation and unemployment invalid. However, the debate on this topic continues.

A number of holdings in the capital goods sector helped the Fund's performance during the reporting period. One company that significantly contributed to performance was General Electric, which benefited from continuing strength in the domestic economy, as well as the recent re-invigoration of the world economies.

The Fund's holdings in the consumer cyclicals sector also helped performance. Solid advertising and classified revenue helped propel Tribune's newspaper business. Its television station ratings also fared well, due to solid demographic perspectives. The big box retailers, Home Depot, Wal-Mart and Costco, continued to generate solid returns for the Fund by providing the consumer with a solid shopping value and a good in-store experience.

In the consumer staples area, AT&T Corp.-Liberty Media's focus on cable helped it become one of the year's solid performers. Time Warner, a major cable player, was also a good performer for the Fund thanks to its improving programming content.

Holdings in the technology sector were also strong performers. In the handset and wireless communications markets, Ericsson and Lucent Technologies were two solid stocks. As the semiconductor market improved, the stocks of Intel and LSI Logic generated out-performing returns. Also benefiting from the improvement in the semiconductor cycle were semiconductor capital equipment companies, such as Applied Materials.

During the reporting period, a number of holdings did not perform as well as expected. For example, Pacific Gateway Exchange was hurt by declining prices for undersea cable communications. Additionally, the Fund was slightly underweighted in the high-flying communication services sector.

In the consumer cyclicals area, select sellers of hard goods were hurt by the rising interest rate environment, though their fundamentals remained solid. An example of this situation was the underperformance of the stock of Ford Motor Company, a leading automobile manufacturer.

In the financial services sector, concerns about merger integration, potential Year 2000 computer glitches, rising interest rates, exposure to Latin America
and  declining   revenues  in  the  capital   markets  wreaked  havoc.  In  this
environment, some of the Fund's holdings underperformed. In the insurance industry, it was a case of "too many fishermen in the pond," as pricing pressures continued to depress the stocks of companies like Hartford Insurance Group.

The Fund's holdings in the health care sector did not benefit performance. The Federal Reserve's decision to raise interest rates had a significant impact on some of the major pharmaceutical companies with higher price-to-earnings multiples. The stocks of companies such as Eli Lilly, Schering Plough, and Pfizer all underperformed. Similarly, concerns about payment and Medicare reform had a detrimental effect on the stocks of hospital companies such as Tenet Healthcare and Health Management Associates.

Going forward, we anticipate continued volatility in the equity markets. The Fed may once again raise short-term interest rates, resulting in a weakened dollar. The foreign economies should continue to improve, with slight improvement in the domestic trade deficit. There should be continued earnings improvement, with continued merger and acquisition activity, especially in areas of extreme overcapacity, such as financial services.

FIRST INVESTORS BLUE CHIP FUND




Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.


Sincerely,




/s/ Dennis T. Fitzpatrick
-------------------------
Dennis T. Fitzpatrick
Vice President
and Portfolio Manager


October 29, 1999

CUMULATIVE PERFORMANCE INFORMATION
FIRST  INVESTORS  BLUE  CHIP  FUND

Comparison of change in value of $10,000 investment in the First Investors Blue Chip Fund (Class A shares) and the Standard & Poor's 500 Index.


                                 [GRAPH OMITTED]


THE GRAPH COMPARES A $10,000 INVESTMENT IN THE FIRST INVESTORS BLUE CHIP FUND (CLASS A SHARES) BEGINNING 1/1/90 WITH A THEORETICAL INVESTMENT IN THE STANDARD & POOR'S 500 INDEX. THE STANDARD & POOR'S 500 INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED INDEX OF 500 STOCKS DESIGNED TO MEASURE PERFORMANCE OF THE BROAD DOMESTIC ECONOMY THROUGH CHANGES IN THE AGGREGATE MARKET VALUE OF SUCH STOCKS, WHICH REPRESENT ALL MAJOR INDUSTRIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN THIS INDEX. IN ADDITION, THE INDEX DOES NOT TAKE INTO ACCOUNT FEES AND EXPENSES. FOR PURPOSES OF THE GRAPH AND THE ACCOMPANYING TABLE, UNLESS OTHERWISE INDICATED, IT HAS BEEN ASSUMED THAT THE MAXIMUM SALES CHARGE WAS DEDUCTED FROM THE INITIAL $10,000 INVESTMENT IN THE FUND AND ALL DIVIDENDS AND DISTRIBUTIONS WERE REINVESTED. CLASS B SHARES PERFORMANCE MAY BE GREATER THAN OR LESS THAN THAT SHOWN IN THE LINE GRAPH ABOVE FOR CLASS A SHARES BASED ON DIFFERENCES IN SALES LOADS AND FEES PAID BY SHAREHOLDERS INVESTING IN THE DIFFERENT CLASSES.

* AVERAGE ANNUAL TOTAL RETURN FIGURES (FOR THE YEAR ENDED 9/30/99) INCLUDE THE REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. "N.A.V. ONLY" RETURNS ARE CALCULATED WITHOUT SALES CHARGES. THE CLASS A "S.E.C. STANDARDIZED" RETURNS SHOWN ARE BASED ON THE MAXIMUM SALES CHARGE OF 6.25% (PRIOR TO 7/1/93, THE MAXIMUM SALES CHARGE WAS 6.9%). THE CLASS B "S.E.C. STANDARDIZED" RETURNS ARE ADJUSTED FOR THE APPLICABLE DEFERRED SALES CHARGE (MAXIMUM OF 4% IN THE FIRST
YEAR). SOME OR ALL OF THE EXPENSES OF THE FUND WERE WAIVED OR ASSUMED. IF SUCH EXPENSES HAD BEEN PAID BY THE FUND, THE CLASS A "S.E.C. STANDARDIZED" AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR, FIVE YEARS AND SINCE INCEPTION WOULD HAVE BEEN 16.96%, 18.05% AND 12.23%, RESPECTIVELY. THE CLASS B "S.E.C. STANDARDIZED"
AVERAGE ANNUAL TOTAL RETURN FOR ONE YEAR AND SINCE INCEPTION WOULD HAVE BEEN 19.65% AND 19.85%, RESPECTIVELY. RESULTS REPRESENT PAST PERFORMANCE AND DO NOT INDICATE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. STANDARD & POOR'S 500 INDEX FIGURES FROM STANDARD & POOR'S AND ALL OTHER FIGURES FROM FIRST INVESTORS MANAGEMENT COMPANY, INC.

EXECUTIVE INVESTORS TRUST
      BLUE CHIP FUND
      HIGH YIELD FUND
      INSURED TAX EXEMPT FUND
95 Wall Street
New York, New York  10005                                       1-800-423-4026

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED JANUARY 14, 2000

    This is a Statement of Additional Information ("SAI") for Executive Investors Trust ("Trust"), an open-end diversified management investment company. The Trust offers three separate series, each of which has different investment objectives and policies: BLUE CHIP FUND, HIGH YIELD FUND and INSURED TAX EXEMPT FUND (each a "Fund").

    This SAI is not a prospectus. It should be read in conjunction with the Funds' Prospectus/Proxy Statement dated January 14, 2000 which may be obtained free of cost from the Trust at the address or telephone number noted above. Information regarding the purchase, redemption, sale and exchange of your Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may also be obtained free of charge by contacting your Fund at the address or telephone number noted above.

                                TABLE OF CONTENTS


                                                                            PAGE


Investment Strategies and Risks..............................................2
Investment Policies..........................................................5
Futures and Options Strategies..............................................16
Portfolio Turnover..........................................................22
Investment Restrictions.....................................................22
Trustees And Officers.......................................................27
Management..................................................................29
Underwriter.................................................................30
Distribution Plans..........................................................31
Determination of Net Asset Value............................................32
Allocation of Portfolio Brokerage...........................................33
Purchase, Redemption and Exchange of Shares.................................35
Taxes.......................................................................35
Performance Information.....................................................38
General Information.........................................................42
Appendix A .................................................................45
Appendix B .................................................................46
Appendix C .................................................................47
Financial Statements........................................................53
Pro Forma Financial Statements and Schedules................................74
Shareholder Manual: A Guide to your First Investors Mutual Fund Account.....78

                         INVESTMENT STRATEGIES AND RISKS

BLUE CHIP FUND

      The Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in common stocks of "Blue Chip" companies that the Fund's investment adviser, Executive Investors Management Company, Inc. ("EIMCO" or "Adviser"), believes have potential earnings growth that is greater than the average company included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed-income securities. It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.

      The Fund defines Blue Chip companies as those companies that are included in the S&P 500. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies. Examples of Blue Chip companies are Microsoft Corp., General Electric Co., Pepsico Inc. and Bristol-Myers Squibb Co.

      The Fund primarily invests in stocks of growth companies. These are companies which are expected to increase their earnings faster than the overall market. If earnings expectations are not met, the prices of these stocks may decline substantially even if earnings do increase. Investments in growth companies may lack the dividend yield that can cushion stock prices in market downturns.

      The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), U.S. Government Obligations (including mortgage-backed securities) and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") (commonly referred to as "high yield bonds" or "junk bonds"). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may also invest up to 10% of its total assets in ADRs, enter into repurchase agreements and make loans of portfolio securities.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

HIGH YIELD FUND

      The Fund primarily seeks high current income and secondarily seeks capital appreciation by investing, under normal market conditions, at least 65% of its total assets in high risk, high yield securities, commonly referred to as "junk bonds" ("High Yield Securities"). High Yield Securities include the following instruments: fixed, variable or floating rate debt obligations (including bonds, debentures and notes) which are rated below Baa by Moody's or below BBB by S&P, or are unrated and deemed to be of comparable quality by the Fund's Adviser; preferred stocks and dividend-paying common stocks that have yields comparable to those of high yielding debt securities; any of the foregoing securities of companies that are financially troubled, in default or undergoing bankruptcy or reorganization ("Deep Discount Securities"); and any securities convertible into any of the foregoing. See "High Yield Securities" and "Deep Discount Securities," below.

      The Fund may invest in debt securities issued by foreign governments and companies and in foreign currencies for the purpose of purchasing such securities. However, the Fund may not invest more than 5% of its total assets in debt securities issued by foreign governments and companies that are denominated in foreign currencies. The Fund may invest up to 5% of its total assets in debt securities of issuers located in emerging market countries. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis, invest up to 15% of its net assets in restricted securities (which may not be publicly marketable), and invest in zero coupon and pay-in-kind securities. In addition, the Fund may make loans of portfolio securities.

      The Fund may invest up to 35% of its total assets in the following instruments: common and preferred stocks, other than those considered to be High Yield Securities; debt obligations of all types (including bonds, debentures and notes) rated BBB or better by Moody's or S&P; securities issued by the U.S. Government or its agencies or instrumentalities ("U.S. Government Obligations"); warrants and money market instruments consisting of prime commercial paper, certificates of deposit of domestic branches of U.S.
banks, bankers' acceptances and repurchase agreements.

      In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed income securities or retained in cash or cash equivalents, including bank certificates of deposit, bankers' acceptances, U.S. Government Obligations and commercial paper issued by domestic corporations.

      The medium- to lower-rated, and certain of the unrated, securities in which the Fund invests tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not be as strong as that of other issuers. Debt obligations rated lower than A by Moody's or S&P have speculative characteristics or are speculative, and generally involve more risk of loss of principal and income than higher-rated securities. Also, their yields and market values tend to fluctuate more than those of higher quality securities. The greater risks and fluctuations in yield and value occur because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. These risks cannot be eliminated, but may be reduced by diversifying holdings to minimize the portfolio impact of any single investment. In addition, fluctuations in market value do not affect the cash income from the securities, but are reflected in the computation of the Fund's net asset value. When interest rates rise, the net asset value of the Fund tends to decrease. When interest rates decline, the net asset value of the Fund tends to increase.

      Variable or floating rate debt obligations in which the Fund may invest periodically adjust their interest rates to reflect changing economic conditions. Thus, changing economic conditions specified by the terms of the security would serve to change the interest rate and the return offered to the investor. This reduces the effect of changing market conditions on the security's underlying market value.

      A High Yield Security may itself be convertible into or exchangeable for equity securities, or may carry with it the right to acquire equity securities evidenced by warrants attached to the security or acquired as part of a unit with the security. Although the Fund invests primarily in High Yield Securities, securities received upon conversion or exercise of warrants and securities remaining upon the break-up of units or detachment of warrants may be retained to permit orderly disposition, to establish a long-term holding period for Federal income tax purposes, or to seek capital appreciation.

      Because of the greater number of investment considerations involved in investing in High Yield Securities, the achievement of the Fund's investment objectives depends more on the Adviser's research abilities than would be the case if the Fund were investing primarily in securities in the higher rated categories. Because medium- to lower-rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investments in securities that carry medium to lower ratings or are unrated. See "Types of Securities and Their Risks-High Yield Securities" and Appendix A for a description of corporate bond ratings.

      The Fund seeks to achieve its secondary objective to the extent consistent with its primary objective. There can be no assurance that the Fund will be able to achieve its investment objectives. The Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

INSURED TAX EXEMPT FUND

    The Fund seeks to achieve its objective by investing at least 80% of its total assets in municipal bonds issued by or on behalf of various states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax and is not a Tax Preference Item. While the Fund does not intend to buy any instruments whose interest income is subject to Federal income tax or is a Tax Preference Item, up to 20% of the Fund's net assets may be invested in securities, the interest of which is subject to Federal income tax, including the AMT. The Fund also may invest up to 20% of its total assets in certificates of participation, municipal notes, municipal commercial paper and variable rate demand instruments (collectively with municipal bonds, "Municipal Instruments"). The Fund generally invests in bonds with maturities of over fifteen years. See "Municipal Instruments," below.

    While the Fund diversifies its assets among municipal issuers in different states, municipalities and territories, from time to time it may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, airport bonds or electric utility bonds. Such a possible concentration of the assets of the Fund could result in the Fund being invested in securities which are related in such a way that economic, business, political or other developments which would affect one security would probably likewise affect the other securities within that particular segment of the bond market.

    The Fund may make loans of portfolio securities and invest in zero coupon municipal securities. The Fund may invest up to 25% of its net assets in securities on a "when issued" basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. The Fund also may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. In addition, the Fund may invest up to 10% of its total assets in municipal obligations on which the rate of interest varies inversely with interest rates on other municipal obligations or an index (commonly referred to as inverse floaters). The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. See "Investment Policies," below.

    Although the Fund generally invests in municipal bonds rated Baa or higher by Moody's or BBB or higher by S&P, the Fund may invest up to 5% of its net assets in lower rated municipal bonds or in unrated municipal bonds deemed to be of comparable quality by the Adviser. See "Debt Securities," below. However, in each instance such municipal bonds will be covered by the insurance feature and thus are considered to be of higher quality than lower rated municipal bonds without an insurance feature. See "Insurance" for a discussion of the insurance feature. The Adviser will carefully evaluate on a case-by-case basis whether to dispose of or retain a municipal bond which has been downgraded in rating subsequent to its purchase by a Fund. A description of municipal bond ratings is contained in Appendix A.

    There can be no assurances that future national, regional or state-wide economic developments will not adversely affect the market value of Municipal Securities held by the Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations. There is also the risk that some or all of the interest income that the Fund receives might become taxable or be determined to be taxable by the Internal Revenue Service, applicable state tax authorities, or a judicial body. See the discussion on "Taxes." In addition, there can be no assurances that future court decisions or legislative actions will not affect the ability of the issuer of a Municipal Security to repay its obligations.

    Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

                               INVESTMENT POLICIES

    AMERICAN DEPOSITORY RECEIPTS. American Depository Receipts ("ADRs") may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the United States.

    BANKERS' ACCEPTANCES. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

    BOND MARKET CONCENTRATION. INSURED TAX EXEMPT FUND may invest more than 25% of its total assets in a particular segment of the bond market, such as hospital revenue bonds, housing agency bonds, industrial development bonds, airport bonds and university dormitory bonds. Such concentration may occur in periods when one or more of these segments offer higher yields and/or profit potential. The Fund has no fixed policy as to concentrating its investments in a particular segment of the bond market, because bonds are selected for investment based on appraisal of their individual value and income. This possible concentration of the assets of the Fund may result in the Fund being invested in securities which are related in such a way that economic, business, political developments or other changes which would affect one security would probably likewise affect the other securities within that particular segment of the bond market. Such concentration of the Fund's investments could increase market risks, but risk of non-payment of interest when due, or default of principal, are covered by the insurance obtained by the Fund.

    CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit ("CDs"). The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

    COMMERCIAL PAPER. Each Fund may invest in commercial paper. Commercial paper is a promissory note issued by a corporation to finance short-term needs, which may either be unsecured or backed by a letter of credit. Commercial Paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Each Fund's investments in commercial paper are limited to obligations rated Prime-l by Moody's or A-l by S&P. See Appendix A to the SAI for a description of commercial paper ratings.

    CONVERTIBLE SECURITIES. BLUE CHIP FUND and HIGH YIELD FUND may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock and the judgment of the value of the convertible security relative to the common stock at current prices.

    DETACHABLE CALL OPTIONS. INSURED TAX EXEMPT FUND may invest in detachable call options. Detachable call options are sold by issuers of municipal bonds separately from the municipal bonds to which the call options relate and permit the purchasers of the call options to acquire the municipal bonds at the call prices and call dates. In the event that interest rates drop, the purchaser could exercise the call option to acquire municipal bonds that yield above-market rates. During the coming year, the Fund expects to acquire detachable call options relating to municipal bonds that it already owns or will acquire in the immediate future and thereby, in effect, make such municipal bonds non-callable so long as the Fund continues to hold the detachable call option. The Fund will consider detachable call options to be illiquid securities and they will be treated as such for purposes of certain investment limitation calculations.

    FOREIGN GOVERNMENT OBLIGATIONS. HIGH YIELD FUND may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have
limited  legal  resources  in  the  event  of  default.   Political  conditions,
especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

    FOREIGN  SECURITIES--RISK  FACTORS.  HIGH  YIELD  FUND may  sell a  security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or the Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S.
companies. Because HIGH YIELD FUND currently does not intend to hedge its foreign investments against the risk of foreign currency fluctuations, changes in the value of these currencies can significantly affect the Fund's share price. In addition, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following:

there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the HIGH YIELD FUND held in foreign countries.

      HIGH YIELD SECURITIES. High Yield Securities are subject to certain risks that may not be present with investments in higher grade debt securities.

            EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involved a higher risk or loss of principal and income than higher-rated debt securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in the Fund's net asset value. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals and obtaining additional financing. Thus, there could be higher incidence of default. This would affect the value of such securities and thus the Fund's net asset value. Further, if the issuer of a security owned by the Fund defaults, it might incur additional expenses to seek recovery.

            Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercised either provision in a declining interest rate market, the fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experience unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for the Fund. While it is impossible to protect entirely against this risk, diversification of the Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities helps to minimize the impact of a decrease in value of a particular security or group of securities in the Fund's portfolio.

            THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit the Fund's ability to sell such securities at fair value in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

            CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value. The Fund may invest in securities rated as low as D by S&P or C by Moody's or, if unrated, deemed to be of comparable quality by the Adviser. Debt obligations with these ratings either have defaulted or are in great danger of defaulting and are considered to be highly speculative. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or retain High Yield Securities whose credit ratings have changed. See Appendix A for a description of corporate bond ratings.

            LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the second market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of a Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

            The ability of the Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Trust's Board of Trustees ("Board") to value High Yield Securities become more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

    INSURANCE. The municipal bonds in INSURED TAX EXEMPT FUND'S portfolio will be insured as to their scheduled payments of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy written by an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue (a "Secondary Market Insurance Policy"); or
(3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance (a "New Issue Insurance Policy"). An insured municipal bond in the Fund's portfolio typically will be covered by only one of the three policies. For instance, if a municipal bond is already covered by a New Issue Insurance Policy or a Secondary Market Insurance Policy, then that security will not be additionally insured under the Mutual Fund Insurance Policy.

    The Trust has purchased a Mutual Fund Insurance Policy ("Policy") from AMBAC Assurance Corporation ("AMBAC"), a Wisconsin stock insurance company, with its principal executive offices in New York City. The Policy guarantees the payment of principal and interest on municipal bonds purchased by the Fund which are eligible for insurance under the Policy. Municipal bonds are eligible for insurance if they are approved by AMBAC prior to their purchase by the Fund. AMBAC furnished the Fund with an approved list of municipal bonds at the time the Policy was issued and subsequently provides amended and modified lists of this type at periodic intervals. AMBAC may withdraw particular securities from the approved list and may limit the aggregate amount of each issue or category of municipal bonds therein, in each case by notice to the Fund prior to the entry by the Fund of an order to purchase a specific amount of a particular security otherwise eligible for insurance under the Policy. The approved list merely identifies issuers whose issues may be eligible for insurance and does not constitute approval of, or a commitment by, AMBAC to insure such securities. In determining eligibility for insurance, AMBAC has applied its own standards which correspond generally to the standard it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria which would be used in regard to the purchase of municipal bonds by the Fund. The Policy does not insure: (1) obligations of, or securities guaranteed by, the United States of America or any agency or instrumentality thereof; (2) municipal bonds which were insured as to payment of principal and interest at the time of their issuance; (3) municipal bonds purchased by the Fund at a time when they were ineligible for insurance; (4) municipal bonds which are insured by insurers other than AMBAC; and (5) municipal bonds which are no longer owned by the Fund. AMBAC has reserved the right at any time, upon 90 days' prior written notice to the Fund, to refuse to insure any additional municipal bonds purchased by the Fund, on or after the effective date of such notice. If AMBAC so notifies the Fund, the Fund will attempt to replace AMBAC with another insurer. If another insurer cannot be found to replace AMBAC, the Fund may ask its shareholders to approve continuation of its business without insurance.

    In the event of nonpayment of interest or principal when due, in respect of an insured municipal bond, AMBAC is obligated under the Policy to make such payment not later than 30 days after it has been notified by the Fund that such nonpayment has occurred (but not earlier than the date such payment is due). AMBAC, as regards insurance payments it may make, will succeed to the rights of the Fund. Under the Policy, a payment of principal on an insured municipal bond is due for payment when the stated maturity date has been reached, which does not include any earlier due date by reason of redemption, acceleration or other advancement of maturity or extension or delay in payment by reason of governmental action.

    The Policy does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of the Fund's shares. The Policy will be effective only as to insured municipal bonds owned by the Fund. In the event of a sale by the Fund of a municipal bond insured under the Policy, the insurance terminates as to such municipal bond on the date of sale. If an insured municipal bond in default is sold by the Fund, AMBAC is liable only for those payments of interest and principal which are then due and owing and, after making such payments, AMBAC will have no further obligations to the Fund in respect of such municipal bond. It is the intention of the Fund, however, to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar insured securities which are not in default. While a defaulted bond is held by the Fund, the Fund continues to pay the insurance premium thereon but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal bond comes due. See "Determination of Net Asset Value" for a more complete description of the Fund's method of valuing securities in default and securities which have a significant risk of default.

    The Trust may purchase a Secondary Market Insurance Policy from an independent insurance company rated in the top rating category by Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service ("Moody's"), Fitch IBCA, Inc. ("Fitch") or any other nationally recognized rating organization which insures a particular bond for the remainder of its term at a premium rate fixed at the time such bond is purchased by the Fund. It is expected that these premiums will range from 1% to 5% of par value. Such insurance coverage will be noncancellable and will continue in force so long as such bond so insured is outstanding. The Fund may also purchase municipal bonds which are already insured under a Secondary Market Insurance Policy. A Secondary Market Insurance Policy could enable the Fund to sell a municipal bond to a third party as an AAA/Aaa rated insured municipal bond at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested for each bond.) Any difference between the excess of a bond's market value as an AAA/Aaa rated bond over its market value without such rating and the single premium payment would inure to the Fund in determining the net capital gain or loss realized by the Fund upon the sale of the bond.

    In addition to the contract of insurance relating to the Fund, there is a contract of insurance between AMBAC and First Investors Multi-State Insured Tax Free Fund, between AMBAC and First Investors Series Fund, between AMBAC and First Investors New York Insured Tax Free Fund, Inc. and between AMBAC and First

Investors Insured Tax Exempt Fund, Inc. Otherwise, neither AMBAC or any affiliate thereof, has any material business relationship, direct or indirect, with the Funds.

    AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of $3,732,000,000 (unaudited) and statutory capital of approximately $2,207,000,000 (unaudited) as of September 30, 1999. Statutory capital consists of AMBAC's policyholders' surplus and statutory contingency reserve. S&P, Moody's and Fitch have each assigned a triple-A financial strength rating to AMBAC.

    AMBAC has obtained a private letter ruling from the Internal Revenue Service ("IRS") to the effect that the insuring of an obligation by AMBAC will not affect the treatment for Federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by AMBAC under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for Federal income tax purposes in the same manner as if such payments were made by the issuer of the municipal bonds. Investors should understand that a private letter ruling may not be cited as precedent by persons other than the taxpayer to whom it is addressed; nevertheless, those rulings may be viewed as generally indicative of the Internal Revenue Service's views on the proper interpretation of the Code and the regulations thereunder.

    AMBAC makes no representation regarding the municipal bonds included in the investment portfolio of the Fund or the advisability of investing in such municipal bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectus and this SAI.

    The information relating to AMBAC contained above has been furnished by AMBAC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

    INVERSE FLOATERS. INSURED TAX EXEMPT FUND may invest in derivative securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited. The market value of such securities generally is more volatile than that of a fixed rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. The Fund may invest up to 10% of its net assets in inverse floaters.

    LOANS OF PORTFOLIO SECURITIES. Each Fund may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to the Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by the Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. BLUE CHIP FUND and INSURED TAX EXEMPT FUND may make loans not in excess of 10% of each Fund's total assets. HIGH YIELD FUND may make loans, together with illiquid securities, not in excess of 15% of its net assets.

    MORTGAGE-BACKED SECURITIES. BLUE CHIP FUND may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as the Fund), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

      RISKS OF MORTGAGE-BACKED SECURITIES. Investments in mortgage-backed securities entail market, prepayment and extension risk. Fixed-rate mortgage-backed securities are priced to reflect, among other things, current and perceived interest rate conditions. As conditions change, market values will fluctuate. In addition, the mortgages underlying mortgage-backed securities generally may be prepaid in whole or in part at the option of the individual buyer. Prepayment generally increases when interest rates decline. Prepayments of the underlying mortgages can affect the yield to maturity on mortgage-backed securities and, if interest rates decline, the prepayment may only be invested at the then prevailing lower interest rate. As a result, mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates as compared with other U.S. Government securities with comparable stated maturities. Conversely, rising interest rates may cause prepayment rates to occur at a slower than expected rate. This may effectively lengthen the life of a security, which is known as extension risk. Longer term securities generally fluctuate more widely in response to changes in interest rates than shorter term securities. Changes in market conditions, particularly during periods of rapid or unanticipated changes in market interest rates, may result in volatility and reduced liquidity of the market value of certain mortgage-backed securities.

        GNMA CERTIFICATES. Government National Mortgage Association ("GNMA") certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchases are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

        GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

        LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. The Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-related securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

        YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

        FHLMC SECURITIES. The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

        FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

        Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S.
Government.

    MUNICIPAL INSTRUMENTS-INSURED TAX EXEMPT FUND. As used in this SAI, "Municipal Instruments" include the following: (1) municipal bonds; (2) private activity bonds or industrial development bonds, (3) certificates of participation ("COPS"), (4) municipal commercial paper; (5) municipal notes; and
(6) variable rate demand instruments (`VRDIs"). Generally, the value of Municipal Instruments varies inversely with changes in interest rates.

      MUNICIPAL BONDS. Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, condition of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix B for a description of municipal bond ratings.

      PRIVATE ACTIVITY BONDS OR INDUSTRIAL DEVELOPMENT BONDS. Certain types of revenue bonds, referred to as private activity bonds ("PABs") or industrial development bonds ("IDBs"), are issued by or on behalf of public authorities to obtain funds to provide for various privately operated facilities, such as airports or mass transportation facilities. Most PABs and IDBs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority.

See "Taxes" for a discussion of special tax consequences to "substantial users," or persons related thereto, of facilities financed by PABs or IDBs.

      CERTIFICATES OF PARTICIPATION. COPs provide participation interests in lease revenues and each certificate represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. In certain states, COPs constitute a majority of new municipal financing issues. The possibility that a municipality will not appropriate funds for lease payments is a risk of investing in COPS, although this risk is mitigated by the fact that each COP will be covered by the insurance feature.

        The Board has established guidelines for determining the liquidity of COPs in the Fund's portfolio and, subject to its review, has delegated that responsibility to the Adviser. Under these guidelines, the Adviser will consider
(1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the marketplace, namely, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (5) the coverage of the obligation by new issue insurance, (6) the likelihood that the marketability of the obligation will be maintained through the time the security is held by the Fund, and (7) for unrated COPs, the COPs' credit status analyzed by the Adviser according to the factors reviewed by rating agencies.

      MUNICIPAL COMMERCIAL PAPER. Issues of municipal commercial paper which the Fund may purchase are rated P-1 by Moody's or A-1 by S&P or have insurance through the issuer or an independent insurance company and include unsecured, short-term, negotiable promissory notes. Municipal commercial paper is issued usually to meet temporary capital needs of the issuer or to serve as a source of temporary construction financing. These obligations are paid from general revenues of the issuer or are refinanced with long-term debt. A description of commercial paper ratings is contained in Appendix A.

      MUNICIPAL NOTES. Municipal notes which the Fund may purchase will be principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. The obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. Such municipal notes must be rated MIG-1 by Moody's or SP-1 by S&P or have insurance through the issuer or an independent insurance company. A description of municipal note ratings is contained in Appendix B.

      VARIABLE RATE DEMAND INSTRUMENTS. VRDIs are Municipal Instruments, the interest on which is adjusted periodically, which allow the holder to demand payment of all unpaid principal plus accrued interest from the issuer. A VRDI that the Fund may purchase will be selected if it meets criteria established and designed by the Board to minimize risk to the Fund. In addition, a VRDI must be rated MIG-1 by Moody's or SP-1 by S&P or insured by the issuer or an independent insurance company. There is a recognized after-market for VRDIs.

    PREFERRED STOCK. Each Fund may invest in preferred stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

    REPURCHASE AGREEMENTS. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. No Fund may enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of such Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

    RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board or the Adviser has determined under Board-approved guidelines are liquid.

    Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

    In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

    Over-the-counter ("OTC") options and their underlying collateral are also considered illiquid investments. INSURED TAX EXEMPT FUND may not invest in options. While BLUE CHIP FUND and HIGH YIELD FUND have no intention of investing in options in the coming year, if any such Fund did, the assets used as cover for OTC options written by the Fund would not be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option

    WARRANTS. HIGH YIELD FUND AND BLUE CHIP FUND may each purchase warrants, which are instruments that permit the Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. Warrants may be either perpetual or of limited duration. There is greater risk that warrants might drop in value at a faster rate than the underlying stock. HIGH YIELD FUND'S investments in warrants is limited to 5% of its total assets, of which no more than 2% may not be listed on the New York or American Stock Exchange.

    WHEN-ISSUED SECURITIES. HIGH YIELD FUND and INSURED TAX EXEMPT FUND may each invest up to 10% and 25%, respectively, of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in that Fund's incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of that Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of a Fund's commitment, that Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of that Fund's commitment. When the securities to be purchased are issued, the Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

    ZERO COUPON AND PAY-IN-KIND SECURITIES. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay interest through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities (including zero coupon Municipal Securities) and the "interest" on pay-in-kind securities must be accounted for by a Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company and, for HIGH YIELD FUND, to avoid certain excise tax on undistributed income. Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. See "Taxes". These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. HIGH YIELD FUND and INSURED TAX EXEMPT FUND will not be able to purchase additional income-producing securities with cash used to make such distributions, and their current income ultimately could be reduced as a result.

                         FUTURES AND OPTIONS STRATEGIES

    Although they do not intend to engage in such strategies in the coming year, BLUE CHIP FUND has the legal authority to engage in certain options strategies, and HIGH YIELD FUND AND INSURED TAX EXEMPT FUND have the legal authority to engage in certain futures strategies, to hedge their portfolios and in other circumstances permitted by the Commodities Futures Trading Commission ("CFTC"). In addition, INSURED TAX EXEMPT FUND may engage in certain options strategies to enhance income. To hedge their portfolios, BLUE CHIP FUND may buy exchange-traded put and call options on stock indices and enter into closing transactions with respect to such options, and HIGH YIELD FUND may buy and sell interest rate futures contracts traded on a board of trade. INSURED TAX EXEMPT FUND may sell covered listed put and call options and buy call and put on its portfolio securities and may enter into closing transactions with respect to such options. The Fund also may buy and sell financial futures contracts and buy and sell call and put options thereon traded on a U.S. exchange or board of trade and enter into closing transactions with respect to such options.

    Certain special characteristics of, and risks associated with, using these instruments and strategies are discussed below. Use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the CFTC. The discussion of these strategies does not imply that the Funds will use them to hedge against risks or for any other purpose.

    Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. The Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1)
dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices, (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged, (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities and, (4) the possible absence of a liquid secondary market for any particular instrument at any time.

    COVER FOR HEDGING AND OPTION INCOME STRATEGIES. No Fund will use leverage in its hedging and option income strategies. Each Fund will not enter into a hedging or option income strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and/or liquid assets with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage of hedging and option income strategies by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and assets held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

    OPTIONS STRATEGIES. INSURED TAX EXEMPT FUND may purchase call options on securities that the Adviser intends to include in its portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. INSURED TAX EXEMPT FUND may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

    INSURED TAX EXEMPT FUND may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, the Fund will write covered call options on securities generally when the Adviser believes that the premium received by the Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by the Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. The Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by the Fund, to the extent described under "Investment Policies--Restricted Securities and Illiquid Investments" and therefore subject to the Fund's limitation on investments in illiquid securities. In addition, the Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

    INSURED TAX EXEMPT FUND may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. The Fund may write covered put options in circumstances when the Adviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, the Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

    BLUE CHIP FUND may purchase U.S. exchange-traded put and call options on stock indices in much the same manner as the more traditional equity and debt options discussed above, except that stock index options may serve as a hedge against overall fluctuations in the securities markets (or a market sector) rather than anticipated increases or decreases in the value of a particular security. A stock index assigns relative values to the stock included in the index and fluctuates with changes in such values. Stock index options operate in the same way as the more traditional equity options, except that settlements of stock index options are effected with cash payments and do not involve delivery of securities. Thus, upon settlement of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index. The effectiveness of hedging techniques using stock index options will depend on the extent to which price movements in the stock index selected correlate with price movements of the securities in which a Fund invests.

    Currently, many options on equity securities are exchange-traded, whereas options on debt securities are primarily traded on the OTC market.
Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and the opposite party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

    SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. BLUE CHIP FUND and INSURED TAX EXEMPT FUND may effectively terminate their right or obligation under an option by entering into a closing transaction. If either Fund wishes to terminate its obligation to sell securities under a put or call option it has written, the Fund may purchase a put or call option of the same series (that is, an option identical in its terms to the call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying index or security and the market value of the option.

    The value of an option  position  will  reflect,  among  other  things,  the current market price of the underlying security or stock index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or stock index and general market conditions. For this reason, the successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities market or, in the case of stock index options, fluctuations in the market sector represented by the index selected.

    Options normally have expiration dates of up to nine months. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

    A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although BLUE CHIP FUND and INSURED TAX EXEMPT FUND intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although a Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, that Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair the Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

    Stock index options are settled exclusively in cash. If BLUE CHIP FUND purchases an option on a stock index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of a stock index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.
    A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

    FUTURES STRATEGIES. HIGH YIELD FUND and INSURED TAX EXEMPT FUND may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which they invest.

    HIGH YIELD FUND and INSURED TAX EXEMPT FUND may use interest rate futures contracts and, for INSURED TAX EXEMPT FUND, options thereon, to hedge the debt portion of their portfolios against changes in the general level of interest rates. A Fund may purchase an interest rate futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by a Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. A Fund may sell an interest rate futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

    INSURED TAX EXEMPT FUND may purchase a call option on a financial futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. The Fund also may write covered call options on financial futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on financial futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

    HIGH YIELD FUND and INSURED TAX EXEMPT FUND will use futures contracts and, for INSURED TAX EXEMPT FUND, options thereon solely in bona fide hedging transactions or under other circumstances permitted by the CFTC and INSURED TAX EXEMPT FUND will not enter into such investments for which the aggregate initial margin and premiums exceed 5% of that Fund's total assets. This does not limit that Fund's assets at risk to 5%. The Fund has represented the foregoing to the CFTC.

    FUTURES GUIDELINES. To the extent that a Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), (1) the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any contracts into which the Fund has entered. This policy does not limit a Fund's assets at risk to 5%. The value of all futures sold will not exceed the total market value of a Fund's portfolio. In addition, each Fund may not purchase interest rate futures contracts if immediately thereafter more than 30% of its total assets would be so invested.

    SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, HIGH YIELD FUND and INSURED TAX EXEMPT FUND are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% of the contract value. This amount is known as "initial margin." When writing a put or call option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. INSURED TAX EXEMPT FUND is also obligated to make initial and variation margin payments when it writes options on futures contracts.

    Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements such Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

    Successful use by HIGH YIELD FUND and INSURED TAX EXEMPT FUND of futures contracts and, for INSURED TAX EXEMPT FUND, related options, will depend upon the Adviser's ability to predict movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities being hedged. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to that Fund. If the price of the futures contract or related option moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract or related option, that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

    In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

    Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although HIGH YIELD FUND and INSURED TAX EXEMPT FUND intend to purchase or sell futures and, for INSURED TAX EXEMPT FUND, related options, only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

    Like options on securities, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

    Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when INSURED TAX EXEMPT FUND purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of the securities being hedged.

    HIGH YIELD FUND and INSURED TAX EXEMPT FUND'S activities in the futures and, for INSURED TAX EXEMPT FUND, related options, markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

                               PORTFOLIO TURNOVER

    Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage."

    For the fiscal year ended December 31, 1998, the portfolio turnover rate for BLUE CHIP FUND, HIGH YIELD FUND and INSURED TAX EXEMPT FUND was 96%, 41% and 172%, respectively. For the six-month period ended June 30, 1999, the portfolio turnover rate for BLUE CHIP FUND, HIGH YIELD FUND and INSURED TAX EXEMPT FUND was 52%, 26% and 77%, respectively.

                             INVESTMENT RESTRICTIONS

    The investment restrictions set forth below have been adopted by the respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund, voting separately from any other Fund of the Trust. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by that Fund at the time it purchases any security.

    BLUE CHIP FUND.  BLUE CHIP FUND will not:

    (1) Make short sales of securities to maintain a short position.

    (2) Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

    (3) Make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets).

    (4) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

    (5) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

    (6) Pledge, mortgage or hypothecate any of its assets except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (2) above, provided the Fund maintains asset coverage of at least 300% for pledged assets.

    (7) Buy or sell commodities or commodity contracts or real estate or interests in real estate limited partnerships, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

    (8) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws.

    (9) Make investments for the purpose of exercising control or management.

    (10) Purchase any securities on margin.

    (11) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of the Trust, as principals.

    (12) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer, director or Trustee of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

    The following investment restrictions are not fundamental and may be changed without prior shareholder approval. These investment restrictions provide that the Fund will not:

    (1) Write, purchase or sell options (puts, calls or combinations thereof), except that the Fund may purchase put and call options on U.S. exchange-traded options on stock indices (and may enter into closing sale transactions with respect to such options) provided that the premiums paid for such options do not exceed 5% of the Fund's total assets.

    (2) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

    HIGH YIELD FUND.  HIGH YIELD FUND will not:

    (1) Borrow money, except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets.

    (2) Engage in "short sales" in excess of 10% of the Fund's total assets.

    (3) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraphs
(1) and (2) above and for margin to secure its obligations under interest rate futures contracts, provided the Fund maintains asset coverage of at least 300% for pledged assets.

    (4) Make loans, except by purchase of debt obligations and through repurchase agreements. However, the Trust's Board may, on the request of broker-dealers or other institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned, the loan is terminable at will by the Fund, the Fund receives interest on the loan as well as any distributions upon the securities loaned, the Fund retains voting rights associated with the securities, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan; provided further, that such loans will not be made if the value of all repurchase agreements with more than seven days to maturity, and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.

    (5) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

    (6) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

    (7) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

    (8) Purchase or sell real estate or commodities or commodity contracts. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the 1940 Act and are readily marketable and may invest in interest rate futures contracts and options thereon (provided the margin required does not violate the investment restrictions pertaining to pledged assets).

    (9) Invest in companies for the purpose of exercising control or management.

    (10)  Invest  in  securities  of  other  investment  companies,   except  in
connection with a merger of another investment company.

    (11) Purchase any securities on margin (however, the Fund's engaging in "hedging transactions" and the margins required thereon shall not be considered a violation of this provision).

    (12) Purchase or retain securities of any issuer if any officer and director or trustee of the Trust or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer or if all such officers and directors or trustees together own more than 5% of the securities of such issuer.

    (13) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

    (14) Invest more than 5% of the value of its net assets in warrants, with no more than 2% in warrants not listed on either the New York or American Stock Exchanges.

    (15) Purchase or sell portfolio securities from or to the Adviser or any trustee or officer thereof or of the Trust, as principals.

    (16) Invest more than 15% of the value of its total assets, at the time of purchase, in deep discount securities of companies that are financially troubled, in default or in bankruptcy or reorganization.

    (17) Issue senior securities.

    (18) Invest any of its assets in interests in oil, gas or other mineral exploration or development programs, or in puts, calls, straddles or any combination thereof.

    (19) Invest more than 10% of its net assets in when-issued securities at the time such purchase is made.

    The following investment restriction is not fundamental and may be changed without shareholder approval:

    (1) The Fund will not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

    INSURED TAX EXEMPT FUND.  INSURED TAX EXEMPT FUND will not:

    (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

    (2) Issue senior securities.

    (3) Make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets), provided such loans are at all times secured by cash or equivalent collateral of no less than 100% by marking to market daily.

    (4) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to pre-refunded bonds, the Adviser considers an escrow account to be the issuer of such bonds when the escrow account consists solely of U.S. Government obligations fully substituted for the obligation of the issuing municipality.

    (5) Invest in any municipal bonds unless they will be insured municipal bonds or unless they are already insured under an insurance policy obtained by the issuer or underwriter thereof.

    (6) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

    (7)  Buy  or  sell  real  estate  or  interests   in  real  estate   limited
partnerships, although it may purchase and sell securities which are secured by real estate or interests therein.

    (8) Underwrite any issue of securities, although the Fund may purchase municipal bonds directly from the issuer thereof for investment in accordance with the Fund's investment objective, policy and limitations.

    (9) Make investments for the purpose of exercising control or management.

    (10) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of the Trust, as principals.

    (11) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer, director or Trustee of the Trust or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

    The following investment restrictions are not fundamental and may be changed without shareholder approval. These investment restrictions provide that the Fund will not:

    (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

    (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

    (3) Enter into futures contracts or options on futures contracts other than for bona fide hedging purposes (as defined by the CFTC) if the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into.

    (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

    (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

                              TRUSTEES AND OFFICERS

    The following table lists the Trustees and executive officers of the Trust, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

JAMES J. COY (85). Emeritus Trustee, 90 Buell Lane, East Hampton, NY 11937. Retired; formerly Senior Vice President, James Talcott, Inc. (financial institution).

GLENN O.  HEAD*+  (74),  President  and  Trustee.  Chairman  of the  Board and
Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Asset Management Company, Inc. ("FIAMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

KATHRYN S. HEAD*+ (44), Trustee, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC and EIC; President EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A.

LARRY R. LAVOIE* (52), Trustee. Assistant Secretary, ADM, EIC, EIMCO, FIAMCO, FICC and FIMCO; President, FIAMCO; Secretary and General Counsel, FIC.

REX R. REED** (77), Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT  RUBINSTEIN**  (78),  Trustee,  695  Charolais  Circle,   Edwards,  CO
81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

NANCY SCHAENEN** (68), Trustee, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

JAMES M. SRYGLEY** (67), Trustee, 39 Hampton Road, Chatham, NJ 07928. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (67), Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH** (70), Trustee, 217 Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (42), Treasurer and Principal Accounting Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIMCO, EIMCO and FIAMCO.

CONCETTA DURSO (64), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

CLARK D. WAGNER (40), Vice President, INSURED TAX EXEMPT FUND. Vice President, First Investors Series Fund, First Investors Insured Tax Exempt Fund, Inc.,
First Investors Multi-State Insured Tax Free Fund, First Investors New York Insured Tax Free Fund, Inc., Executive Investors Trust and First Investors Government Fund, Inc.; Chief Investment Officer, FIMCO.

NANCY W. JONES (55), Vice President, HIGH YIELD FUND. Vice President, First Investors Asset Management Company, Inc. and First Investors Series Fund; Portfolio Manager, FIMCO.

DENNIS FITZPATRICK (41), Vice President, BLUE CHIP FUND. Vice President, First Investors Series Fund II, Inc. and First Investors Series Fund.; Portfolio Manager, FIMCO.


* These Trustees may be deemed to be "interested persons," as defined in the 1940 Act.
** These Trustees are members of the Board's Audit Committee.
+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

    The Trustees and officers, as a group, owned less than 1% of shares of any Fund.

    All of the officers and Trustees, except for Mr. Wagner, Ms. Jones and Mr. Fitzpatrick, hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

    The following table lists compensation paid to the Trustees of the Trust for the fiscal year ended December 31, 1999.


                                                TOTAL
                                                COMPENSATION
                                                FROM FIRST
                                AGGREGATE       INVESTORS FAMILY
                                COMPENSATION    OF FUNDS PAID TO
   TRUSTEE                      FROM TRUST*     TRUSTEE+
   -------                      -----------     -----------------

 James J. Coy**                      $-0-                 $-0-
 Glenn O. Head                       $-0-                 $-0-
 Kathryn S. Head                     $-0-                 $-0-
 Larry R. Lavoie                     $-0-                 $-0-
 Rex R. Reed                         $180              $42,950
 Herbert Rubinstein                  $180              $42,950
 James M. Srygley                    $180              $42,950
 John T. Sullivan                    $-0-                 $-0-
 Robert F. Wentworth                 $180              $42,950
 Nancy Schaenen                      $180              $42,950


* Compensation to officers and interested Trustees of the Trust is paid by the Adviser.
** On March 27, 1997, Mr. Coy resigned as a Trustee of the Trust. Mr. Coy currently serves as an Emeritus Trustee. Mr. Coy is paid by the Adviser.
+ The First Investors Family of Funds consists of 15 separate registered investment companies. The total compensation shown in this column is for the twelve month period ended December 31, 1999.

                                   MANAGEMENT

    Investment advisory services to each Fund are provided by Executive Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by the Board of the Trust, including a majority of the Trustees who are not parties to the Funds' Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Trustees"), in person at a meeting called for such purpose and by a majority of the public shareholders of each Fund. The Board of Trustees is responsible for overseeing the management of the Funds.

    Pursuant to the Advisory Agreement, EIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the Trust's Trustees. The Advisory Agreement also provides that EIMCO shall provide the Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of the Trust and each Fund and assume certain expenses thereof, other than obligations or liabilities of the Fund. The Advisory Agreement may be terminated at any time, with respect to a Fund, without penalty by the Trust's Trustees or by a majority of the outstanding voting securities of such Fund, or by EIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). The Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Trust's Trustees or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of the Trust's
Independent Trustees voting in person at a meeting called for the purpose of voting on such approval.

    Under the Advisory Agreement, each Fund pays the Adviser an annual fee, paid monthly, according to the following schedules:

                                                                       Annual
Average Daily Net Assets                                                Rate
------------------------                                                ----

Up to $200 million...................................................   1.00%
In excess of $200 million up to $500 million.........................   0.75
In excess of $500 million up to $750 million.........................   0.72
In excess of $750 million up to $1.0 billion.........................   0.69
Over $1.0 billion....................................................   0.66


    For the fiscal years ended December 31, 1997, 1998 and 1999, BLUE CHIP FUND'S advisory fees were $29,330, $43,487 and $50,904, respectively. Of such amounts, the Adviser voluntarily waived $21,997, $25,229 and $25,452, respectively. For the fiscal years ended December 31, 1997, 1998 and 1999, INSURED TAX EXEMPT FUND'S advisory fees were $156,479, $167,864 and $167,999, respectively. Of such amounts, the Adviser voluntarily waived $117,359, $120,222 and $117,599, respectively. For the fiscal years ended December 31, 1997, 1998 and 1999, HIGH YIELD FUND'S advisory fees were $180,560, $195,205 and $177,366, respectively. Of such amounts, the Adviser voluntarily waived $90,280, $97,603 and $88,683, respectively. For the fiscal year ended December 31, 1998, the Adviser voluntarily assumed expenses for BLUE CHIP Fund and INSURED TAX EXEMPT FUND in the amounts of $10,161 and $21,698, respectively. For the fiscal year ended December 31, 1999, the Adviser voluntarily assumed expenses for BLUE CHIP FUND and INSURED TAX EXEMPT FUND in the amounts of $12,821 and $22,985, respectively.

    The Adviser has an Investment Committee composed of Dennis T. Fitzpatrick, George V. Ganter, Michael Deneka, David Hanover, Glenn O. Head, Kathryn S. Head, Nancy W. Jones, Michael O'Keefe, Patricia D. Poitra, Clark
D. Wagner and Matthew Wright. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

    Each Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

    First Investors Consolidated Corporation ("FICC") owns all of the outstanding stock of the Adviser, Executive Investors Corporation, and the Funds' transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

                                   UNDERWRITER

    The Trust has entered into an Underwriting Agreement ("Underwriting Agreement") with Executive Investors Corporation ("Underwriter" or "EIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. The Underwriting Agreement was approved by the Trust's Board, including a majority of the Independent Trustees. The Underwriting Agreement provides that it will continue in effect from year to year, with respect to a Fund, only so long as such continuance is specifically approved at least annually by the Trust's Board or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of the Trust's
Independent Trustees, voting in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically in the event of its assignment.

    For the fiscal year ended December 31, 1997, BLUE CHIP FUND paid EIC underwriting commissions of $3,324. For the same period, EIC reallowed an additional $10,933 to unaffiliated dealers and $2,518 to FIC. For the fiscal year ended December 31, 1998, BLUE CHIP FUND paid EIC underwriting commissions of $4,954. For the same period, EIC reallowed an additional $27,753 to unaffiliated dealers and $4,526 to FIC. For the fiscal year ended December 31, 1999, BLUE CHIP FUND paid EIC underwriting commissions of $1,843. For the same period, EIC reallowed an additional $6,729 to unaffiliated dealers and $1,496 to FIC.

    For the fiscal year ended December 31, 1997, HIGH YIELD FUND paid EIC underwriting commissions of $17,493. For the same period, EIC reallowed an additional $122,540 to unaffiliated dealers and $5,239 to FIC. For the fiscal year ended December 31, 1998, HIGH YIELD FUND paid EIC underwriting commissions of $14,639. For the same period, EIC reallowed an additional $108,983 to unaffiliated dealers and $5,172 to FIC. For the fiscal year ended December 31, 1999, HIGH YIELD FUND paid EIC underwriting commissions of $6,782. For the same period, EIC reallowed an additional $42,369 to unaffiliated dealers and $2,361 to FIC.

    For the fiscal year ended December 31, 1997, INSURED TAX EXEMPT FUND paid EIC underwriting commissions of $6,680. For the same period, EIC reallowed an additional $28,463 to unaffiliated dealers and $5,596 to FIC. For the fiscal year ended December 31, 1998, INSURED TAX EXEMPT FUND paid EIC underwriting commissions of $9,625. For the same period, EIC reallowed an additional $76,513 to unaffiliated dealers and $1,494 to FIC. For the fiscal year ended December 31, 1999, INSURED TAX EXEMPT FUND paid EIC underwriting commissions of $6,072. For the same period, EIC reallowed an additional $31,856 to unaffiliated dealers and $6,388 to FIC.

                               DISTRIBUTION PLANS

    As stated in the Prospectus/Proxy Statement, pursuant to an Amended and Restated Class A Distribution Plan adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), each Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts. Each Class A Plan is a compensation plan.

    In adopting the Plan for the Funds, the Trust's Board considered all relevant information and determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Trust's Board believes that the amounts spent pursuant to the Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of that Fund.

    The Plan was approved by the Trust's Board, including a majority of the Independent Trustees, and by a majority of the outstanding voting securities of each Fund. The Plan will continue in effect, with respect to a Fund, from year to year as long as its continuance is approved annually by either the Board or by a vote of a majority of the outstanding voting securities of that Fund. In either case, to continue, the Plan must be approved by the vote of a majority of the Independent Trustees of the Trust. The Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made. While the Plan is in effect, the selection and nomination of the Trust's Independent Trustees will be committed to the discretion of such Independent Trustees then in office. The Plan can be terminated, with respect to a Fund, at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of that Fund.

    For the fiscal year ended December 31, 1999, BLUE CHIP FUND paid $20,362 in fees pursuant to the Plan. For the same period, the Underwriter waived an additional $5,090 in fees pursuant to the Plan. For the fiscal year ended December 31, 1999, HIGH YIELD FUND paid $70,946 in fees pursuant to the Plan.

For the same period, the Underwriter waived an additional $17,737 in fees pursuant to the Plan. For the fiscal year ended December 31, 1999, INSURED TAX EXEMPT FUND paid $67,199 in fees pursuant to the Plan. For the same period, the Underwriter waived an additional $16,800 in fees pursuant to the Plan. For the fiscal year ended December 31, 1999, the Underwriter incurred the following Plan-related expenses with respect to each Fund:


                         COMPENSATION TO     COMPENSATION TO     COMPENSATION TO
FUND                       UNDERWRITER           DEALERS         SALES PERSONNEL
----                       -----------           -------         ---------------

BLUE CHIP FUND                 $9,249                  $0              $11,113
HIGH YIELD FUND               $31,829                  $0              $39,117
INSURED TAX EXEMPT FUND       $27,737                  $0              $39,462

DEALER CONCESSIONS. With respect to shares of each Fund, the Fund will reallow a portion of the sales load to the dealers selling the shares as shown in the following table:

                                      SALES CHARGES AS % OF
                                      ---------------------     CONCESSION TO
                                     OFFERING    NET AMOUNT    DEALERS AS % OF
AMOUNT OF INVESTMENT                   PRICE      INVESTED     OFFERING PRICE
--------------------                   -----      --------     --------------
Less than $100,000..................   4.75%        4.99            4.27%
$100,000 but under $250,000.........   3.90         4.06            3.51
$250,000 but under $500,000.........   2.90         2.99            2.61
$500,000 but under $1,000,000.......   2.40         2.46            2.16

                        DETERMINATION OF NET ASSET VALUE

    Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices. Securities traded in the OTC market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices prior to the time when assets are valued based upon quotes furnished by market makers for such securities. However, a Fund may determine the value of debt securities based upon prices furnished by an outside pricing service. The pricing services are provided to the BLUE CHIP FUND and HIGH YIELD FUND by Interactive Data Corporation and to the INSURED TAX EXEMPT FUND by Muller Data Corporation. The pricing services use quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and consider security type, rating, market condition, yield data and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available are valued on at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of the Trust.

    With respect to the HIGH YIELD FUND and INSURED TAX EXEMPT FUND, "when-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing services. With respect to HIGH YIELD FUND, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

    INSURED TAX EXEMPT FUND may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured, or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is the Fund's policy to value the defaulted bond daily based upon the value of a comparable bond which is insured and not in default. In selecting a comparable bond, the Fund will consider security type, rating, market condition and yield.

    The Board may suspend the determination of a Fund's net asset value for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the United States market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

      EMERGENCY PRICING PROCEDURES. In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

      1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

      2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

            (a) In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's Woodbridge offices prior to the close of regular trading on the NYSE; and

            (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE.

      3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

      4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the NAV, for the Funds and their shareholders.


                        ALLOCATION OF PORTFOLIO BROKERAGE

    The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to the Fund the Adviser may utilize a broker to purchase OTC securities and pay a commission.

    In purchasing and selling portfolio securities on behalf of the Fund, the Adviser will seek to obtain best execution. The Fund may pay more than the lowest available commission in return for brokerage and research services. Additionally, upon instruction by the Board, the Adviser may use dealer concessions available in fixed-priced underwritings to pay for research and other services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investor Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser and the Fund Board to analyze a fund's performance relative to other comparable funds.

    In selecting the broker-dealers to execute the Fund's portfolio transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of the Fund.

    The Adviser may combine transaction orders placed on behalf of a Fund, other funds in the First Investors Group of Funds and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board. The Trust's Board has authorized and directed the Adviser to use dealer concessions available in fixed-price underwritings of municipal bonds to pay for research services which are beneficial in the management of INSURED TAX EXEMPT FUND'S portfolio.

    For the fiscal year ended December 31, 1997, BLUE CHIP FUND paid $4,661 in brokerage commissions. Of that amount $2,648 was paid to brokers who furnished research services on portfolio transactions in the amount of $1,981,834. For the fiscal year ended December 31, 1997, HIGH YIELD FUND paid $72 in brokerage commissions., all of which was paid to brokers who furnished research services on portfolio transactions in the amount of $18,214. For the fiscal year ended December 31, 1997, INSURED TAX EXEMPT Fund did not pay brokerage commissions.

    For the fiscal year ended December 31, 1998, BLUE CHIP FUND paid $9,840 in brokerage commissions. Of that amount $594 was paid to brokers who furnished research services on portfolio transactions in the amount of $598,897. For the fiscal year ended December 31, 1998, HIGH YIELD FUND and INSURED TAX EXEMPT FUND did not pay brokerage commissions.

    For the fiscal year ended December 31, 1999, BLUE CHIP FUND paid $8,881 in brokerage commissions. Of that amount $240 was paid to brokers who furnished research services on portfolio transactions in the amount of $206,968. For the fiscal year ended December 31, 1999, HIGH YIELD FUND paid $132 in brokerage commissions. INSURED TAX EXEMPT FUND did not pay brokerage commissions.

                 PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

    Information regarding the purchase, redemption and exchange of Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may be obtained free of charge by contacting your Fund.

    REDEMPTIONS-IN KIND. If the Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. If shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities for this purpose is described under "Determination of Net Asset Value."

                                      TAXES

GENERAL

    In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), a Fund - each Fund being treated as a separate corporation for these purposes - must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for HIGH YIELD Fund, net gains from certain foreign currency transactions) plus, in the case of INSURED TAX EXEMPT FUND, its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement"), and must meet several additional requirements. For each Fund these requirements include the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or, for HIGH YIELD FUND, foreign currencies, or other income (including gains from options or futures contracts) derived with respect to its business of investing in securities or, for HIGH YIELD FUND, those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

    Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be reported, or in the case of exempt-interest dividends (see below) paid to shareholders of INSURED TAX EXEMPT FUND, will be taxed to shareholders for the year in which that December 31 falls.

    A portion of the dividends from BLUE CHIP FUND's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax. No dividends paid by INSURED TAX EXEMPT FUND or HIGH YIELD FUND are expected to be eligible for this deduction.

    If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

    Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

    Interest and dividends received by HIGH YIELD FUND, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations) will qualify as permissible income under the Income Requirement.

    HIGH YIELD FUND and INSURED TAX EXEMPT FUND may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, each such Fund must account for the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, HIGH YIELD FUND must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income and net tax-exempt interest, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and HIGH YIELD FUND must do so to avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. Each Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

    The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund will realize in connection therewith. Gains from options and futures derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

    If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis-and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

INSURED TAX EXEMPT FUND

    Dividends paid by INSURED TAX EXEMPT FUND will qualify as exempt-interest dividends as defined in the Prospectus, and thus will be excludable from gross income for Federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from the Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

    If shares of INSURED TAX EXEMPT FUND are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any portion of the loss not disallowed will be treated as described above.

    Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, to the extent INSURED TAX EXEMPT FUND receives interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is a Tax Preference Item. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the Federal alternative minimum tax without regard to whether the Fund's tax-exempt interest was attributable to those bonds. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of the Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

    Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for recipients whose modified adjusted gross income (which includes income from tax-exempt sources such as INSURED TAX EXEMPT FUND) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

    INSURED TAX EXEMPT FUND may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, the Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

    If INSURED TAX EXEMPT FUND invests in any instruments that generate taxable income under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if the Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of the Fund.

                             PERFORMANCE INFORMATION

    A Fund may advertise its performance in various ways.

    Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:


            T=[(ERV/P)^(1/n)]-1

    The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:


            (ERV-P)/P  = TOTAL RETURN

    Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 4.75% (as a percentage of the offering price) from the initial $1,000 payment. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").


    Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

    Average annual return and total return computed at the public offering price for the periods ended December 31, 1999 are set forth in the tables below:

      AVERAGE ANNUAL TOTAL RETURN:*

                              ONE YEAR   FIVE YEARS   TEN YEARS   LIFE OF FUND**
BLUE CHIP FUND                  19.64%      24.01%       N/A       15.58%
HIGH YIELD FUND                  1.09%       9.10%      9.26%        N/A
INSURED TAX EXEMPT FUND         -6.61%       6.79%       N/A        7.69%

      TOTAL RETURN:*

                              ONE YEAR   FIVE YEARS   TEN YEARS   LIFE OF FUND**
BLUE CHIP FUND                  19.64%     193.26%       N/A       303.32%
HIGH YIELD FUND                  1.09       54.54      142.44        N/A
INSURED TAX EXEMPT FUND         -6.61       38.91        N/A       101.17
------------------
* All return figures reflect the current maximum sales charge of 4.75% and dividends reinvested at net asset value. Prior to October 28, 1988, the maximum sales charge for HIGH YIELD FUND was 4.00% and its dividends were reinvested at the public offering price (net asset value plus applicable
   sales  charge).   Certain  expenses  of  the  Funds  have  been  waived  or
   reimbursed from commencement of operations through December 31, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

** The inception dates for the Funds are as follows:  BLUE CHIP FUND - May 17,
   1990; HIGH YIELD FUND - March 24, 1987; and INSURED TAX EXEMPT FUND - July 26, 1990.

    Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual return and total return computed at net asset value for the periods ended December 31, 1999 is set forth in the tables below:

      AVERAGE ANNUAL TOTAL RETURN:*

                             ONE YEAR   FIVE YEARS   TEN YEARS   LIFE OF FUND**
BLUE CHIP FUND                 25.62%      25.23%       N/A       16.16%
HIGH YIELD FUND                 6.09%      10.17%      9.80%        N/A
INSURED TAX EXEMPT FUND        -1.92%       7.83%       N/A        8.24%

      TOTAL RETURN:*

                             ONE YEAR   FIVE YEARS   TEN YEARS   LIFE OF FUND**
BLUE CHIP FUND                 25.62%     207.97%       N/A       323.45%
HIGH YIELD FUND                 6.09%      62.28%     154.65%       N/A
INSURED TAX EXEMPT FUND        -1.92%      45.79%       N/A       111.19%

-----------------

* Certain expenses of the Funds have been waived or reimbursed from commencement of operations through December 31, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

** The inception dates for the Funds are as follows:  BLUE CHIP FUND - May 17,
   1990; HIGH YIELD FUND - March 24, 1987; and INSURED TAX EXEMPT FUND - July 26, 1990.



    Yield for HIGH YIELD FUND and INSURED TAX EXEMPT FUND is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of that Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price of that Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine a Fund's yield. For this calculation, interest earned on debt obligations held by a Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

    INSURED TAX-EXEMPT FUND's tax-equivalent yield during the base period may be presented in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting the Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal to the Fund's tax-exempt yield.

    To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for Federal tax purposes), shareholders may use the following formula:

               TAX FREE YIELD
            -----------------    =    Taxable Equivalent Yield
            1 - Your Tax Bracket


    For the 30 days ended December 31, 1999, the yield and tax-equivalent yield (assuming a Federal tax rate of 28%) for INSURED TAX EXEMPT FUND was 4.46% and 6.19%, respectively. The maximum Federal tax rate for this period was 39.6%. For the 30 days ended December 31, 1999, the yield for HIGH YIELD FUND was 9.05%. Some of the Funds' expenses were waived or reimbursed during this period. Accordingly, yields are higher than they would have been had such expenses not been waived or reimbursed.

    The distribution rate for HIGH YIELD FUND and INSURED TAX EXEMPT FUND is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by a Fund's offering price per share at the end of that period. The distribution rate is also calculated by using a Fund's net asset value. Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rate for the twelve-month period ended December 31, 1999 for shares of HIGH YIELD FUND and INSURED TAX EXEMPT FUND calculated using the offering price was 9.24% and 4.56%, respectively. The distribution rate for the same period for shares of HIGH YIELD FUND and INSURED TAX EXEMPT FUND calculated using the net asset value was 9.70% and 4.79%, respectively. During this period certain expenses of the Funds were waived or reimbursed. Accordingly, the distribution rates are higher than they would have been had such expenses not been waived or reimbursed.

    Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated
period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Funds of past or future yield or return. Examples of typical graphs and charts depicting such historical performances, compounding and hypothetical returns are included in Appendix C.

    From time to time, in reports and promotional literature, the Funds may compare their performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, a Fund's portfolio holdings, such as:

    Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

    Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

    Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

    Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S. Government.

    THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., First Boston, Salomon Brothers, Morgan Stanley, Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, James Capel, S.G. Warburg Securities, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

    Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

    Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

    Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

    The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

    Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.

    Lehman Brothers Aggregate Index is an unmanaged index which generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

    Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, non-convertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

    The  NYSE   composite  of  component   indices--unmanaged   indices  of  all
    industrial, utilities, transportation, and finance stocks listed on the NYSE.

    Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

    Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

    Reuters, a wire service that frequently reports on global business.

    Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization.

    Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization.

    Salomon Brothers Government Index is a market capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S.
    Government sponsored agencies.

    Salomon Brothers Mortgage Index is a market capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes.

    Standard & Poor's 400 Mid-Cap Index is an unmanaged capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

    Standard & Poor's Small-Cap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

    Standard & Poor's Utilities Index is an unmanaged capitalization weighted index comprising common stock in approximately 41 electric, natural gas distributors and pipelines, and telephone companies. The Index assumes the reinvestment of dividends.

    From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                               GENERAL INFORMATION

    ORGANIZATION. The Trust is a Massachusetts business trust organized on October 28, 1986. The Trust is authorized to issue an unlimited number of shares of beneficial interest, no par value, in such separate and distinct series and classes of shares as the Board shall from time to time establish. The shares of beneficial interest of the Trust are presently divided into three separate and distinct series, each having one class, designated Class A shares. The Trust does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of the Trust's outstanding shares, the Trust's Board will call a special meeting of shareholders for any purpose, including the removal of Trustees. Each share of each fund has equal voting rights. Each share of a Fund is entitled to participate equally in dividends and other distributions and the proceeds of any liquidation.

    CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.

    AUDITS AND REPORTS. The accounts of each Fund are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

    LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036 serves as counsel to the Funds.

    TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of EIMCO and EIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the
Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to escheatment of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.

    5% SHAREHOLDERS. As of December 31, 1999, the following owned of record or beneficially 5% or more of the outstanding shares of each of the Funds listed below:

FUND                       % OF SHARES    SHAREHOLDER
----                       -----------    -----------
BLUE CHIP FUND                 5.3%       First Financial C/F IRA
                                          Robert E. Nunnally Jr.
                                          3361 Lakeland Dr. SW
                                          Roanoke, VA 24018

BLUE CHIP FUND                 5.2%       Ruth B. Schott
                                          4451 3RD ST Lane, NW
                                          Hickory, NC 28601

BLUE CHIP FUND                15.9%       First Clearing Corporation
                                          10700 Wheat First Drive
                                          Glen Allen, V 23060

HIGH YIELD FUND                7.0%       First Clearing Corporation
                                          10700 Wheat First Drive
                                          Glen Allen, V 23060

INSURED TAX EXEMPT FUND        5.8%       First Clearing Corporation
                                          10700 Wheat First Drive
                                          Glen Allen, V 23060


    SHAREHOLDER LIABILITY. The Trust is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust however, contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the property of the Trust of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The Trust may have an obligation to indemnify Trustees and officers with respect to litigation.

    TRADING BY PORTFOLIO MANAGERS AND OTHER ACCESS PERSONS. Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Trust and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Trustees: (a) must have all non-exempt trades pre-cleared;
(b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and (d) are prohibited from purchasing securities of initial public offerings.

                                   APPENDIX A
                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS GROUP

    Standard & Poor's Ratings Group ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

    A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

    Moody's Investors Service, Inc. ("Moody's") short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

    PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

    -   Leading market positions in well-established industries.
    -   High rates of return on funds employed.
    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

STANDARD & POOR'S RATINGS GROUP

    S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

    - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

    - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

    Note rating symbols are as follows:

    SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

    Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

    MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

                                  APPENDIX C

    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference. This assumes a hypothetical investment of $10,000.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                               INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate. this assumes monthly installment with a constant hypothetical return rate of 8%.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

    [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   573,443
               35 years old ..............   242,228
               45 years old ..............   103,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as a chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1996.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00
                   1996 ..................  6,000.00

     The performance of the Dow Jones Industrial Average is not indicative of the performance of any particular investment. It does not take into account fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Please note that past performance does not guarantee future results.

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                   1966 .......................  96.61836
                   1967 .......................  93.80423
                   1968 .......................  89.59334
                   1969 .......................  84.36285
                   1970 .......................  79.88906
                   1971 .......................  77.33694
                   1972 .......................  74.79395
                   1973 .......................  68.80768
                   1974 .......................  61.27131
                   1975 .......................  57.31647
                   1976 .......................  54.63915
                   1977 .......................  51.20820
                   1978 .......................  46.98000
                   1979 .......................  41.46514
                   1980 .......................  36.85790
                   1981 .......................  33.84564
                   1982 .......................  32.60659
                   1983 .......................  31.41290
                   1984 .......................  30.23378
                   1985 .......................  29.12696
                   1986 .......................  28.81005
                   1987 .......................  27.59583
                   1988 .......................  26.43279
                   1989 .......................  25.27035
                   1990 .......................  23.81748
                   1991 .......................  23.10134
                   1992 .......................  22.45028
                   1993 .......................  21.86006
                   1994 .......................  21.28536
                   1995 .......................  20.76620
                   1996 .......................  20.16135


                   1996 .......................  100.00
                   1997 .......................  103.00
                   1998 .......................  106.00
                   1999 .......................  109.00
                   2000 .......................  113.00
                   2001 .......................  116.00
                   2002 .......................  119.00
                   2003 .......................  123.00
                   2004 .......................  127.00
                   2005 .......................  130.00
                   2006 .......................  134.00
                   2007 .......................  138.00
                   2008 .......................  143.00
                   2009 .......................  147.00
                   2010 .......................  151.00
                   2011 .......................  156.00
                   2012 .......................  160.00
                   2013 .......................  165.00
                   2014 .......................  170.00
                   2015 .......................  175.00
                   2016 .......................  181.00
                   2017 .......................  186.00
                   2018 .......................  192.00
                   2019 .......................  197.00
                   2020 .......................  203.00
                   2021 .......................  209.00
                   2022 .......................  216.00
                   2023 .......................  222.00
                   2024 .......................  229.00
                   2025 .......................  236.00
                   2026 .......................  243.00

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                               1926 through 1996*

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
   Rolling Period             Periods           Periods           Periods
   --------------             -------           -------           -------
     1-Year                      71                51                72%
     5-Year                      67                60                90%
     10-Year                     62                60                97%
     15-Year                     57                57               100%
     20-Year                     52                52               100%


The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. **

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Large Company Stocks ..........  16.79


The following chart illustrates for the period shown that long-term corporate bonds have outpaced U.S. Treasury Bills and inflation.

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Long-Term Corp. bonds .........  13.66


* Source: Used with permission. (c)1997 Ibbotson Associates, Inc. All rights reserved. [Certain provisions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

** Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, returns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                          Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                           ---------------------------------------------

                           28.0%        31.0%       36.0%       39.6%
  your tax-free yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

    [The following table is represented as a graph in the printed document.]


The following graph illustrates how income has affected the gains from stock investments since 1965.


          S&P 500 Dividends Reinvested            S&P 500 Principal Only

12/31/64                        10,000                            10,000
12/31/65                        11,269                            10,906
12/31/66                        10,115                             9,478
12/31/67                        12,550                            11,383
12/31/68                        13,948                            12,255
12/31/69                        12,795                            10,863
12/31/70                        13,299                            10,873
12/31/71                        15,200                            12,046
12/31/72                        18,088                            13,929
12/31/73                        15,431                            11,510
12/31/74                        11,346                             8,090
12/31/75                        15,570                            10,642
12/31/76                        19,296                            12,680
12/31/77                        17,915                            11,221
12/31/78                        19,092                            11,340
12/31/79                        22,645                            12,736
12/31/80                        30,004                            16,019
12/31/81                        28,528                            14,460
12/31/82                        34,674                            16,595
12/31/83                        42,496                            19,461
12/31/84                        45,161                            19,733
12/31/85                        59,489                            24,930
12/31/86                        70,594                            28,575
12/31/87                        74,301                            29,154
12/31/88                        86,641                            32,769
12/31/89                       114,093                            41,699
12/31/90                       110,549                            38,964
12/31/91                       144,230                            49,214
12/31/92                       155,218                            51,411
12/31/93                       170,863                            55,039
12/31/94                       173,120                            54,191
12/31/95                       238,175                            72,676
12/31/96                       292,863                            87,403
11/30/97                       383,977                           112,732


Source: First Investors Management Company, Inc. Standard & Poor's is a registered trademark. The S&P 500 is an unmanaged index comprising 500 common stocks spread across a variety of industries. The total returns represented above compare the impact of reinvestment of dividends and illustrates past performance of the index. The performance of any index is not indicative of the performance of a particular investment and does not take into account the effects of inflation or the fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Mutual fund shares will fluctuate in value, therefore, the value of your original investment and your return may vary. Moreover, past performance is no guarantee of future results.

                              FINANCIAL STATEMENTS
                               AS OF JUNE 30, 1999

    Registrant incorporates by reference the financial statements and report of independent auditors contained in the Semi-Annual Report to shareholders for the six-month period ended June 30, 1999 electronically filed with the Securities and Exchange Commission on September 1, 1999 (Accession Number:
0001047469-99-034371).

PR0 FORMA FINANCIAL STATEMENTS AND SCHEDULES

Statement of Assets and Liabilities
September 30, 1999
--------------------------------------------------------
                                                        FIRST INVESTORS   FIRST INVESTORS   EXECUTIVE INVESTORS   PRO FORMA
                                                        FUND FOR INCOME   HIGH YIELD FUND   HIGH YIELD FUND       COMBINING
                                                            (Audited)         (Audited)         (Unaudited)      (Unaudited)
-----------------------------------------------------------------------    ---------------  ----------------      ---------
Assets

Investment in securities:
   At identified cost                                   $426,411,258      $199,573,548        $17,611,680     $643,596,486
                                                     ===============    ===============    ===============   ==============

   At value                                             $394,773,251      $182,028,680        $16,100,372     $592,902,303
Cash                                                         713,409           669,533            169,692        1,552,634
Receivables:
    Shares sold                                              404,889            98,548              3,923          507,360
    Investment securities sold                             3,498,750         1,323,472                  -        4,822,222
    Dividends and interest                                10,192,642         4,593,127            447,516       15,233,285
Other assets                                                 168,816            59,061              4,966          232,843
                                                     ---------------   ---------------    ---------------   --------------

Total Assets                                             409,751,757       188,772,421         16,726,469      615,250,647
                                                     ---------------   ---------------    ---------------   --------------

Liabilities
Payables:
    Investment securities purchased                       3,473,743         2,486,455                  -        5,960,198
    Shares redeemed                                         427,408           334,579              1,199          763,186
    Dividends payable                                     3,186,098         1,411,020            134,605        4,731,723
Accrued advisory fee                                        247,598           115,353              8,109          371,060
Accrued expenses                                            114,266            72,675             14,763          201,704
                                                    ---------------   ---------------    ---------------   --------------

Total Liabilities                                         7,449,113         4,420,082            158,676       12,027,871
                                                    ---------------   ---------------    ---------------   --------------

Net Assets                                             $402,302,644      $184,352,339        $16,567,793     $603,222,776
                                                    ===============   ===============    ===============   ==============

Net Assets Consist of:
Capital paid in                                        $428,450,233      $209,949,960        $19,472,300     $657,872,493
Undistributed net investment income                       6,665,116         1,812,407            282,145        8,759,668
Accumulated net realized loss on investments            (1,174,698)       (9,865,160)        (1,675,344)     (12,715,202)
Net unrealized depreciation in value of investment     (31,638,007)      (17,544,868)        (1,511,308)     (50,694,183)
                                                    ---------------   ---------------    ---------------   --------------

Total                                                  $402,302,644      $184,352,339        $16,567,793     $603,222,776
                                                    ===============   ===============    ===============   ==============

Net Assets:
    Class A                                            $388,542,169      $175,508,661        $16,567,793     $580,618,623
    Class B                                             $13,760,475        $8,843,678                N/A      $22,604,153

Shares outstanding:
    Class A                                              99,181,982        35,929,149          2,335,774      148,212,756
    Class B                                               3,524,789         1,814,132                N/A        5,790,124


Net asset value and redemption price per share -
    Class A                                                   $3.92             $4.88              $7.09            $3.92
                                                               ====              ====               ====             ====

Maximum offering price per share -
    Class A*                                                  $4.18             $5.21              $7.44            $4.18
                                                               ====              ====               ====             ====

Net asset value and offering price per share -
    Class B                                                   $3.90             $4.87                N/A            $3.90
                                                               ====              ====                                ====


*Net asset value/.9375 for First Investors Fund For Income and First Investors High Yield Fund and Net asset value/.9525 for Executive Investors High Yield Fund. On purchases of $25,000 or more in First Investors Fund For Income or First Investors High Yield Fund or $100,000 or more in Executive Investors High Yield Fund, the sales charge is reduced.

             See Notes to Pro Forma Combining Financial Statements


Statement of Operations

                                           FIRST INVESTORS     FIRST INVESTORS      EXECUTIVE INVESTORS                PRO FORMA
                                           FUND FOR INCOME     HIGH YIELD FUND       HIGH YIELD FUND                   COMBINING
                                          10/1/98 to 9/30/99  10/1/98 to 9/30/99   10/1/98 to 9/30/99  PRO FORMA  10/1/98 to 9/30/99
                                                (Audited)         (Audited)           (Unaudited)      ADJUSTMENTS     (Unaudited)
                                              ---------------   ---------------    -------------------------------------------------

Investment Income
Income:
    Interest                                      $42,852,042       $20,046,554         $1,940,807                       $64,839,403
    Dividends                                       3,579,328         1,256,891            167,412                         5,003,631
                                              ---------------   ---------------    ---------------                    --------------

Total income                                       46,431,370        21,303,445          2,108,219                        69,843,034
                                              ---------------   ---------------    ---------------                    --------------

Expenses:
    Advisory fee                                    3,121,524         1,994,143            183,927        ($651,890)       4,647,704
    Distribution plan expenses - Class A            1,234,576           571,559             91,964          (36,798)       1,861,301
    Distribution plan expenses - Class B              116,392            94,087                N/A                           210,479
    Shareholder servicing costs                       819,655           495,183             24,602           (6,761)       1,332,679
    Reports and notices to shareholders                75,794            40,852              4,069                           120,715
    Professional fees                                  69,015            48,897             15,800          (20,000)         113,712
    Custodian fees and expenses                        48,066            35,347              7,094           (2,960)          87,547
    Other expenses                                     29,844            21,979                328           (7,660)          44,491
                                              ---------------   ---------------    ---------------   --------------   --------------

Total expenses                                      5,514,866         3,302,047            327,784         (726,069)       8,418,628
Less: Expenses waived or assumed                            -         (495,021)          (110,356)           608,960           3,583
         Custodian fees paid indirectly               (6,835)           (9,542)                 -                           (16,377)
                                              ---------------   ---------------    ---------------   --------------   --------------

Net expenses                                        5,508,031         2,797,484            217,428         (117,109)       8,405,834
                                              ---------------   ---------------    ---------------   --------------   --------------

Net investment income                              40,923,339        18,505,961          1,890,791          117,109       61,437,200
                                              ---------------   ---------------    ---------------   --------------   --------------

Realized and Unrealized Gain (Loss)
  on Investments:
Net realized loss on investments                    (807,500)           (85,213)          (201,412)                      (1,094,125)
Net unrealized depreciation of investment        (26,750,866)       (12,659,742)          (920,045)                      40,330,653)
                                             ---------------   ---------------     ----------------                   --------------

Net loss on investments                          (27,558,366)       (12,744,955)        (1,121,457)                     (41,424,778)
                                              ---------------    ---------------    ---------------                   --------------

Net Increase in Net Assets Resulting
  from Operartions                                $13,364,973        $5,761,006           $769,334         $117,109      $20,012,422
                                              ===============   ===============    ===============   ==============   ==============

              See Notes to Pro Forma Combining Financial Statements

Notes to Pro Forma Combining Financial Statements
September 30, 1999


Note 1 - Basis of Pro Forma Presentation

The pro forma financial statements and the accompanying pro forma portfolio of investments give effect to the proposed reorganizations involving First Investors Fund For Income, Inc., First Investors High Yield Fund, Inc. and Executive Investors High Yield Fund and the consummation of the transactions contemplated therein to be accounted for as a tax-free reorganization of investment companies. The reorganizations would be accomplished by (i) an exchange of Class A and Class B shares of First Investors Fund For Income, Inc. for the net assets of First Investors High Yield Fund, Inc. and the distribution of First Investors Fund For Income, Inc. Class A and Class B shares to First Investors High Yield Fund, Inc. shareholders; and (ii) an exchange of Class A shares of First Investors Fund For Income, Inc. for the net assets of Executive Investors High Yield Fund and the distribution of First Investors Fund For Income, Inc. Class A shares to Executive Investors High Yield Fund shareholders. If the reorganizations were to have taken place at September 30, 1999, First Investors High Yield Fund, Inc. would have received 44,801,564 Class A shares and 2,265,335 of Class B shares and Executive Investors High Yield Fund would have received 4,229,210 of Class A shares.

Note 2 - The Pro Forma Adjustments

The pro forma adjustments to these pro forma financial statements are comprised of the expected savings when the three funds become one. The reorganizations should result in a lower expense ratio not only for the current shareholders of the Executive Investors High Yield Fund (assuming any fee waivers and/or expense assumptions for Executive Investors High Yield Fund are discontinued, as is currently planned), but for all shareholders for four reasons. First, the combined Fund will have the opportunity to achieve a breakpoint in management fees which High Yield Fund, Executive Investors High Yield Fund and Fund For Income would not achieve as separate funds. Currently, the High Yield Fund and the Executive Investors High Yield Fund do not have enough assets to reach their first breakpoint. Fund For Income has already achieved its first breakpoint. Assuming no significant loss of assets, the reorganization should result in Fund For Income having assets of approximately $600 million, which will allow it to reach the second breakpoint. Second, the combined Fund will have a larger asset base over which to spread the other fees and expenses than the Funds standing alone. Third, the combination of the Funds will eliminate duplicative legal and auditor's fees, custodian fees, printing costs and certain registration fees. Fourth, shareholders of Executive Investors High Yield Fund will be subject to lower 12b-1 fees as a result of the reorganization.

Note 3 - Portfolio Holdings

The Funds will not be required to sell any portfolio holdings as a result of this reorganization.

Note 4 - Other Information

These statements reflect two reorganizations involving three funds (Fund For Income, High Yield Fund, and Executive Investors High Yield Fund). Neither reorganization is dependent upon the other.

A Guide to Your
First Investors
Mutual Fund Account

as of January 11, 2000




INTRODUCTION
Investing in mutual funds doesn't have to be complicated. Your registered representative is available to answer your questions and help you process your transactions. First Investors offers personalized service and a wide variety of mutual funds. In the event you wish to process a transaction directly, the material provided in this easy-to-follow guide tells you how to contact us and explains our policies and procedures. Please note that there are special rules for money market funds.

Please read this manual completely to gain a better understanding of how shares are bought, sold, exchanged, and transferred. In addition, the manual provides you with a description of the services we offer to simplify investing. The services, privileges and fees referenced in this manual are subject to change. You should call our Shareholder Services Department at 1 (800) 423-4026 before initiating any transaction.

This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors Fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.



                              Principal Underwriter
                           First Investors Corporation
                                 95 Wall Street
                               New York, NY 10005
                                 1-212-858-8000
                                 Transfer Agent
                      Administrative Data Management Corp.
                                 581 Main Street
                              Woodbridge, NJ 07095
                                 1-800-423-4026
TABLE OF CONTENTS
HOW TO BUY SHARES
To Open  an  Account................1
To Open a Retirement Account........2
Minimum Initial Investment..........2
Additional Investments..............2
Acceptable Forms of Payment.........2
Share Classes.......................2
Share Class Specification...........3
Class A Shares......................3
Class B Shares......................5
How to Pay..........................6
HOW TO SELL SHARES
Written Redemptions.................9

Telephone Redemptions...............9
Electronic Funds Transfer...........9
Systematic Withdrawal Plans.........10
Expedited Wire Redemptions..........10

HOW TO EXCHANGE SHARES
Exchange Methods....................11
Exchange Conditions.................12
Exchanging Funds with
Automatic Investments or
Systematic Withdrawals..............12

WHEN AND HOW
FUND SHARES ARE PRICED..............13

HOW PURCHASE,
REDEMPTION AND
EXCHANGE ORDERS ARE
PROCESSED AND PRICED.................13
SPECIAL RULES FOR MONEY
MARKET FUNDS ........................14

RIGHT TO REJECT PURCHASE
OR EXCHANGE ORDERS...................15

SIGNATURE GUARANTEE
POLICY  .............................15

TELEPHONE SERVICES
Telephone Exchanges
and Redemptions......................16
Shareholder Services.................17

OTHER SERVICES.......................18

ACCOUNT STATEMENTS
Transaction Confirmation Statements..20
Master Account Statements 20
Annual and Semi-Annual Reports.......20

DIVIDENDS AND DISTRIBUTIONS
Dividends and Distributions..........21
Buying a Dividend....................21

TAX FORMS  ..........................22
THE OUTLOOK..........................22

HOW TO BUY SHARES
First Investors offers a wide variety of mutual funds to meet your financial needs ("FI Funds"). Your registered representative will review your financial objectives and risk tolerance, explain our product line and services, and help you select the right investments. Call our Shareholder Services Department at 1
(800) 423-4026 or visit us on-line at www.firstinvestors.com for more information.

TO  OPEN  AN  ACCOUNT
Before investing, you must establish an account with your broker-dealer. At First Investors Corporation ("FI") you do this by completing and signing a Master Account Agreement ("MAA"). Some types of accounts require additional paperwork.* After you determine the fund(s) you want to purchase, deliver your completed MAA and your check, made payable to First Investors Corporation, to your registered representative. New client accounts must be established through your registered representative.





NON-RETIREMENT
ACCOUNTS

We offer a variety of different "non-retirement" accounts, which is the term we use to describe all accounts other than retirement accounts.

INDIVIDUAL ACCOUNTS. These accounts may be opened by any adult individual. Telephone privileges are automatically available, unless they are declined.

JOINT ACCOUNTS. For any account with two or more owners, all owners must sign requests to process transactions. Telephone privileges allow any one of the owners to process transactions independently.

GIFTS AND TRANSFERS TO MINORS. Custodial accounts for a minor may be established under your state's Uniform Gifts/Transfers to Minors Act. Custodial accounts are registered under the minor's social security number.

TRUSTS. A trust account may be opened only if you have a valid written trust document.

TRANSFER ON DEATH (TOD). TOD registrations, available on all FI Funds in all states, allow individual and joint account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiaries in the event of the death of all account owners.

* ADDITIONAL PAPERWORK REQUIRED FOR CERTAIN ACCOUNTS.




TYPE OF ACCOUNT      ADDITIONAL DOCUMENTS REQUIRED

Corporations   First Investors Certificate of Authority
Partnership
& Trusts

Transfer On Death    First Investors TOD Registration Request Form
(TOD)

Estates        Original or Certified Copy of Death Certificate
               Certified Copy of Letters Testamentary/Administration
               First Investors Executor's Certification & Indemnification Form

Conservatorships     Certified copy of court document appointing Conservator/
& Guardianships      Guardian

RETIREMENT  ACCOUNTS
We offer the following types of retirement plans for individuals and employers:

INDIVIDUAL RETIREMENT ACCOUNTS including Roth, Traditional, and Rollover IRAs.

SIMPLE IRAS for employers.

SEP-IRAS (SIMPLIFIED EMPLOYEE PENSION PLANS) for small business owners or people with income from self-employment. SARSEP-IRAs are available as trustee to trustee transfers.

403(B)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

 401(K) plans for employers.

MONEY PURCHASE PENSION
& PROFIT SHARING plans for sole proprietors and partnerships.

Currently, there are no annual service fees chargeable to a participant in connection with an IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. Each Fund currently pays the annual $10.00 custodian fee for each IRA account maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice to the holder of any IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA. (First Financial Savings Bank will change its name to First Investors Federal Savings Bank.)

For more information about these plans call your registered representative or our Shareholder Services Department at
1 (800) 423-4026.

MINIMUM INITIAL
INVESTMENT
Your initial investment in a non-retirement fund account may be as little as $1,000. The minimum is waived if you use one of our Automatic Investment Programs (see How to Pay) or if you open a Fund account through a full exchange from another FI Fund. You can open a First Investors Traditional IRA or Roth IRA with as little as $500. Other retirement accounts may have lower initial investment requirements at the Fund's discretion.


ADDITIONAL INVESTMENTS
Once you have established an account, you can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing fund accounts. Remember to include your FI Fund account number on your check made payable to First Investors Corporation.
Mail checks to:
FIRST INVESTORS CORPORATION
ATTN: DEPT. CP
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198

ACCEPTABLE FORMS OF PAYMENT The following forms of payment are acceptable:

-checks made payable to First Investors Corporation.

-Money Line and Automatic Payroll Investment electronic funds transfers.

-Federal Funds wire transfers.

For your protection, never give your registered representative cash or a check made payable to your registered representative.

We DO NOT accept:

-Third party checks.
-Traveler's checks.
-Checks drawn on non-US banks.
-Money orders.
-Cash.

SHARE  CLASSES
All FI Funds are available in Class A and Class B shares. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share dividend cross-reinvestment.



Each class of shares has its own cost structure. As a result, different classes of shares in the same fund generally have different prices. Class A shares have a front-end sales charge. Class B shares may have a contingent deferred sales charge ("CDSC"). While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. The principal advantages of Class A shares are that they have lower overall expenses, the availability of quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset. Your registered representative can help you decide which class of shares is best for you.

SHARE CLASS             SPECIFICATION
It's very important to specify which class of shares you wish to purchase when you open a new account. All First Investors account applications have a place to designate your selection. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased.

CLASS  A SHARES
When you buy Class A shares, you pay the offering price - the net asset value of the fund plus a front-end sales charge. The front-end sales charge declines with larger investments.

    CLASS  A  SALES  CHARGES

                            AS A % OF          AS A % OF YOUR
    YOUR INVESTMENT       OFFERING PRICE        INVESTMENT
    up to  $24,999             6.25%              6.67%
    $25,000 - $49,999          5.75%              6.10%
    $50,000 - $99,999          5.50%              5.82%
    $100,000 - $249,999        4.50%              4.71%
    $250,000 - $499,999        3.50%              3.63%
    $500,000 - $999,999        2.50%              2.56%
    $1,000,000 or more            0%*                0%*

* If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Generally, you should consider purchasing Class A shares if you plan to invest $250,000 or more either initially or over time.
SALES CHARGE WAIVERS
& REDUCTIONS ON CLASS A SHARES:

If you qualify for one of the sales charge reductions or waivers, it is very important to let us know at the time you place your order. Include a written statement with your check explaining which privilege applies. If you do not include this statement we cannot guarantee that you will receive the reduction or waiver.

CLASS A SHARES MAY BE PURCHASED WITHOUT A SALES CHARGE: 1: By an officer, trustee, director, or employee of the Fund, the Fund's adviser or subadviser, First Investors Corporation, or any affiliates of First Investors Corporation, or by his/her spouse, child (under age 21) or grandchild (under age 21).

2: By a former officer, trustee, director, or employee of the Fund, First Investors Corporation, or their affiliates or by his/her spouse, child (under age 21) or child under UTMA/UGMA provided the person worked for the company for at least 5 years and retired or terminated employment in good standing.



3: By a FI registered representative or an authorized dealer, or by his/her spouse, child (under age 21) or grandchild (under age 21).

4: When Class A share fund distributions are reinvested in Class A shares.

5: When Class A share Systematic Withdrawal Plan payments are reinvested in Class A shares (except for certain payments from money market accounts which may be subject to a sales charge).

6: When qualified retirement plan loan repayments are reinvested in Class A shares.

7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contracts or First Investors Single Premium Retirement Annuity contract within one year of the contract's maturity date.

8: When dividends (at least $50 a year) from a First Investors Life Insurance Company policy are invested into an EXISTING account.

9: When a group qualified plan (401(k) plans, money purchase pension plans, profit sharing plans and 403(b) plans that are subject to Title I of ERISA) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.

10: With distribution proceeds from a First Investors group qualified plan account into an IRA.

11: By participant directed group qualified plans with 100 or more eligible employees or $1,000,000 or more in assets.

12: In amounts of $1 million or more.

13: By individuals under a Letter of Intent or Cumulative Purchase Privilege of $1 million or more.

FOR ITEMS 9 THROUGH 13 ABOVE: A CDSC OF 1.00% WILL BE DEDUCTED IF SHARES ARE REDEEMED WITHIN 2 YEARS OF PURCHASE.

SALES CHARGES ON CLASS A SHARES MAY BE REDUCED FOR:
1: Participant directed group qualified retirement plans with 99 or fewer eligible employees. The initial sales charge is reduced to 3.00% of the offering price.

2: Certain unit trust holders ("unitholders") who elect to invest the entire amount of principal, interest, and/or capital gains distributions from their unit investment trusts in Class A shares. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merrit, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and unitholders of various series of the Insured Municipal Insured National Trust, J.C. Bradford & Co. as agent, may buy Class A shares of a FI Fund with unit trust distributions at the net asset value plus a sales charge of 1.5%. Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may buy Class A shares of a FI Fund at the net asset value plus a sales charge of 1.0%.

Unitholders may make additional purchases, other than those made by unit trust distributions, at the Fund's regular offering price.

+ CUMULATIVE PURCHASE PRIVILEGE
The Cumulative Purchase Privilege lets you add the value of all your existing FI Fund accounts (Class A and Class B shares) to the amount of your next Class A share investment to reach sales charge discount breakpoints. The Cumulative Purchase Privilege lets you add the values of all of your existing FI Fund accounts (except for amounts that have been invested directly in Cash Management or Tax Exempt Money Market accounts on which no sales charge was previously imposed) to the amount of your next Class A share investment in determining whether you are entitled to a sales charge discount. While sales charge discounts are available only on Class A shares, we will also include any Class B shares you may own in determining whether you have achieved a discount level. For example, if the combined current value of your existing FI Fund accounts is $25,000 (measured by offering price), your next purchase will be eligible for a sales charge discount at the $25,000 level. Cumulative Purchase discounts are applied to purchases as indicated in the first column of the Class A Sales Charge table.

All your accounts registered with the same social security number will be linked together under the Cumulative Purchase Privilege. Your spouse's accounts and custodial accounts held for minor children residing at your home can also be linked to your accounts upon request.

-Conservator accounts are linked to the social security number of the ward, not the conservator.

-Sole proprietorship accounts are linked to personal/family accounts only if the account is registered with a social security number, not an employer identification number ("EIN").

-Testamentary trusts and living trusts may be linked to other accounts registered under the same trust EIN, but not to the personal accounts of the trustee(s).

 -Estate accounts may only be linked to other accounts registered under the same EIN of the estate or social security number of the decedent.

 -Church and religious organizations may link accounts to others registered with the same EIN but not to the personal accounts of any member.

+ LETTER OF INTENT
A Letter of Intent ("LOI") lets you purchase Class A shares at a discounted sales charge level even though you do not yet have sufficient investments to qualify for that discount level. An LOI is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. Under an LOI, you can reduce the initial sales charge on Class A share purchases based on the total amount you agree to invest in both Class A and Class B shares during the 13 month period. Purchases made 90 days before the date of the LOI may be included, in which case the 13 month period begins on the date of the first purchase. Your LOI can be amended in two ways. First, you may file an amended LOI to raise or lower the LOI amount during the 13 month period. Second, your LOI will be automatically amended if you invest more than your LOI amount during the 13 month period and qualify for an additional sales charge reduction. Amounts invested in the Cash Management or Tax Exempt Money Market Funds are not counted toward an LOI.

By purchasing under an LOI, you acknowledge and agree to the following:

-You authorize First Investors to reserve 5% of your total intended investment in shares held in escrow in your name until the LOI is completed.

-First Investors is authorized to sell any or all of the escrow shares to satisfy any additional sales charges owed in the event you do not fulfill the LOI.

-Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

CLASS B SHARES
Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within 6 years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a 6-year period, as shown in the chart below. Class B share money market fund shares are not sold directly. They can only be acquired through an exchange from another Class B fund account or through cross reinvestment of dividends from another Class B share account. Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after 8 years, reducing future annual expenses.

Generally, you should consider purchasing Class B shares if you intend to invest less than $250,000 and you would rather pay higher ongoing expenses than an initial sales charge.



                              CLASS B SALES CHARGES

            THE CDSC DECLINES OVER TIME AS SHOWN IN THE TABLE BELOW:





      YEAR 1    2    3    4    5    6     7+

      CDSC 4%   4%   3%   3%   2%   1%    0%



If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:

First-Class B shares representing dividends and capital gains that are not subject to a CDSC.

Second-Class B shares held more than six years which are not subject to a CDSC.

Third-Class B shares held longest which will result in the lowest CDSC.

For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

SALES CHARGE WAIVERS ON
CLASS B SHARES:
The CDSC on Class B shares does not apply to:

1: Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.

2: Redemptions due to the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of an account owner. Redemptions following the death or disability of one joint owner of a joint account are not deemed to be as the result of death or disability.

3: Distributions from employee benefit plans due to plan termination.

4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5: Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three years.

6: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

7: Shares redeemed from advisory accounts managed by or held by the Fund's investment advisor or any of its affiliates.

8: Tax-free returns of excess contributions from employee benefit plans.

9: Redemptions of non-retirement shares purchased with proceeds from the sale of shares of another fund group between April 29, 1996 and June 30, 1996 that did not pay a sales charge (other than money market fund accounts or retirement plan accounts).

10: Redemptions by the Fund when the account falls below the minimum.

11: Redemptions to pay account fees.

Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

HOW  TO  PAY
You can invest using one or more of the following options:

+ CHECK:
You can buy shares by writing a check payable to First Investors Corporation. If you are opening a new fund account, your check must meet the fund minimum. When making purchases to an existing account, remember to include your fund account number on your check.

AUTOMATIC INVESTMENTS:
We offer several automatic investment
programs to simplify investing.

+ MONEY LINE:
With our Money Line program, you can invest in a FI fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $50,000 a month through Money Line.



Money Line allows you to select the payment amount and frequency that is best for you. You can make automatic investments bi-weekly, semi-monthly, monthly, quarterly, semi-annually, or annually.

The date you select as your Money Line investment date is the date on which shares will be purchased. THE PROCEEDS MUST BE AVAILABLE IN YOUR BANK ACCOUNT TWO BUSINESS DAYS PRIOR TO THE INVESTMENT DATE.

HOW TO APPLY:
1: Complete the Electronic Funds Transfer ("EFT") section of the application to provide complete bank information and authorize EFT fund share purchases. Attach a voided check or account statement. A signature guarantee of all shareholders and bank account owners is required. PLEASE ALLOW AT LEAST 10 BUSINESS DAYS FOR INITIAL PROCESSING.

2: Complete the Money Line section of the application to specify the amount, frequency and date of the investment.

3: Submit the paperwork to your registered representative or send it to:
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.
HOW TO CHANGE:
Provided you have telephone privileges, you may call Shareholder Services at 1
(800) 423-4026 to:

-Increase the payment up to $999.99 provided bank and fund account registrations are the same.

-Decrease the payment.

-Discontinue the service.

To change investment amounts, reallocate or cancel Money Line, you must notify us at least 3 business days prior to the investment date.

You must send a signature guaranteed written request to Administrative Data Management Corp. to:

-Increase the payment to $1,000 or more.



-Change bank information (a new Money Line Application and voided check or account statement is required).

A medallion signature guarantee (see Signature Guarantee Policy) is required to increase a Money Line payment to $25,000 or more. Changing banks or bank account numbers requires 10 days notice. Money Line service will be suspended upon notification that all account owners are deceased.

+ AUTOMATIC  PAYROLL
  INVESTMENT:
With our Automatic Payroll Investment service ("API") you can systematically purchase shares by salary reduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

HOW TO APPLY:
1: Complete an API Application. If you are receiving a government payment and wish to participate in the API Program you must also complete the government's Direct Deposit Sign-up Form. Call Shareholder Services at 1 (800) 423-4026 for more information.

2: Complete an API Authorization Form.

3: Submit the paperwork to your registered representative or send it to:
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.

+ WIRE  TRANSFERS:
You may purchase shares via a Federal Funds wire transfer from your bank account into your EXISTING First Investors account. Federal Fund wire transfer proceeds are not subject to a holding period and are available to you immediately upon receipt, as long as we have been notified properly.



Shares will be purchased on the day we receive your wire transfer provided that we have received adequate instructions and you have previously notified us that the wire is on the way (by calling 1 (800) 423-4026). Your notification must include the Federal Funds wire transfer confirmation number, the amount of the wire, and the fund account number to receive same day credit. There are special rules for money market fund accounts.

To wire Federal Funds to an existing First Investors account (other than money markets), instruct your bank to wire your investment to:
FIRST FINANCIAL SAVINGS BANK, S.L.A.
ABA # 221272604
ACCOUNT # 0306142
YOUR NAME
YOUR FIRST INVESTORS FUND ACCOUNT #

(First Financial Savings Bank will change its name to First Investors Federal Savings Bank.)


+ DISTRIBUTION
  CROSS-INVESTMENT:

You can invest the dividends and capital gains from one fund account, excluding the money market funds, into another fund account in the same class of shares. The shares will be purchased at the net asset value on the day after the record date of the distribution.

-You must invest at least $50 a month or $600 a year into a NEW  fund account.

-A signature guarantee is required if the ownership on both accounts is not identical.

You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.

+ SYSTEMATIC WITHDRAWAL PLAN PAYMENT INVESTMENTS: You can invest Systematic Withdrawal Plan payments (see How to Sell Shares) from one fund account in shares of another fund account in the same class of shares. -Payments are invested without a sales charge. -A signature guarantee is required if the ownership on both accounts is not identical.
-Both accounts must be in the same class of shares. -You must invest at least $600 a year if into a new fund account. -You can invest on a monthly, quarterly, semi-annual, or annual basis. Redemptions are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

HOW TO SELL SHARES
You can sell your shares on any day the New York Stock Exchange ("NYSE") is open for regular trading. In the mutual fund industry, a sale is referred to as a "redemption." Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to 15 days from the date of purchase. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least 15 days.

Redemptions of shares are not subject to the 15 day verification period if the shares were purchased via:
-Automatic Payroll Investment.
-FIC registered representative payroll checks.
-First Investors Life Insurance Company checks.
-Federal funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares. Call Shareholder Services at
1 (800) 423-4026 for more information.



WRITTEN REDEMPTIONS
You can write a letter of instruction or contact your registered representative for a liquidation request form. A written liquidation request in good order must include:

1:  The name of the fund;

2:  Your account number;

3: The dollar amount, number of shares or percentage of the account you want to redeem;

4: Share certificates (if they were issued to you);

5: Original signatures of all owners exactly as your account is registered; and

6: Signature guarantees, if required (see Signature Guarantee Policy).

If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we will also require a Letter of Acceptance from the successor custodian before we effect the redemption.

For your protection, the Fund reserves the right to require additional supporting legal documentation.

Written redemption requests should be mailed to:
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.

If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information.


TELEPHONE REDEMPTIONS

You, or any person we believe is authorized to act on your behalf, may redeem non-retirement shares which have been owned for at least 15 days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 4:00 p.m., ET, provided:

-Telephone privileges are available for your account registration and you have not declined telephone privileges (see Telephone Privileges);
-You do not hold share certificates (issued shares);
-The redemption check is made payable to the registered owner(s) or pre-designated bank;
-The redemption check is mailed to your address of record or predesignated bank account;
-Your address of record has not changed within the past 60 days;
-The redemption amount is $50,000 or less; AND
-The redemption amount, combined with the amount of all telephone redemptions made within the previous 30 days does not exceed
 $100,000. Telephone redemption orders received between 4:00-5:00p.m. will be processed on the following business day.
ELECTRONIC FUNDS        TRANSFER
The Electronic Funds Transfer ("EFT") service allows you to redeem shares and electronically transfer proceeds to your bank account.

YOU MUST ENROLL IN THE ELECTRONIC FUNDS TRANSFER SERVICE AND PROVIDE COMPLETE BANK ACCOUNT INFORMATION BEFORE USING THE PRIVILEGE. Signature guarantees of all shareholders and all bank account owners are required. Please allow at least 10 business days for initial processing. We will send any proceeds during the processing period to your address of record. Call your registered representative or Shareholder Services at 1 (800) 423-4026 for an application. You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least 15 days. Each EFT redemption:

1:  Must be electronically transferred to your pre-designated bank account;

2:  Must be at least $500;

3:  Cannot exceed $50,000; and

4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous 30 days.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.

The Electronic Funds Transfer service may also be used to purchase shares (see Money Line) and transfer systematic withdrawal payments (see Systematic Withdrawal Plans) and dividend distributions (see Other Services) to your bank account.



SYSTEMATIC                 WITHDRAWAL PLANS
Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. Your payments can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI fund in the same class of shares through our Systematic Withdrawal Plan Payment investment service (see How to Buy Shares).

You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

Once you establish the Systematic Withdrawal Plan, you should not make additional investments into this account (except money market funds). Buying shares during the same period as you are selling shares is not advantageous to you because of sales charges.

If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC.

If you own Class B shares of a retirement account and you are receiving your Required Minimum Distribution through a Systematic Withdrawal Plan, up to 8% of the value of your account may be redeemed annually without a CDSC. However, if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than 3 years and you have not reached age 701/2.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at
1 (800) 423-4026.

EXPEDITED  WIRE
REDEMPTIONS
(MONEY MARKET FUNDS ONLY)
Enroll in our Expedited Redemption service to wire proceeds from your FI money market account to your bank account. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.

Requests for redemptions by wire out of money market funds must be received in writing or by phone prior to 12:00 p.m., ET on a day the NYSE is open for trading. These days are referred to as "Trading Days" in this manual. Wire Redemption orders received after 12:00 p.m., ET but before the close of regular trading on the NYSE, or received on a day that the Federal Reserve system is closed will be processed on the following business day.

-Each wire under $5,000 is subject to a $15 fee.

-Two wires of $5,000 or more are permitted without charge each month. Each additional wire is $15.00.

-Wires must be directed to your pre-designated bank account.



HOW TO EXCHANGE SHARES

The exchange privilege gives you the flexibility to change investments as your goals change without incurring a sales charge. Since an exchange of non-retirement fund shares is a redemption and a purchase, it creates a gain or loss which is reportable for tax purposes. You should consult your tax advisor before requesting an exchange. Read the prospectus of the FI Fund you are purchasing carefully. Review the differences in objectives, policies, risk, privileges and restrictions.

EXCHANGE METHODS

METHOD             STEPS TO FOLLOW

Through Your
Registered Representative Call your registered representative.

By Phone         Call Special Services from 9:00 a.m. to 5:00 p.m., ET
1(800) 342-6221 Orders received after the close of the NYSE, usually 4:00 p.m., ET, are processed the following business day.

                 1. You must have telephone privileges.
                     (see Telephone Transactions.)

                 2. Certificate shares cannot be exchanged by phone.

                 3. For trusts, estates, attorneys-in-fact, corporations,
                    partnerships, and other entities, additional documents

                    are required and must be on file.

By Mail to:
ADM
581 MAIN STREET
WOODBRIDGE,         NJ 07095-1198 1. Send us written instructions signed by all account owners exactly as the account is registered.

                 2. Include the name and account number of your fund.

                 3. Indicate either the dollar amount, number of shares or percent of the source account you want to exchange.

                 4.   Specify the existing account number or the name of the

                      new Fund you want to exchange into.

                 5. Include any outstanding share certificates for shares you want to exchange.  A signature guarantee is required.

                 6. For trusts, estates, attorneys-in-fact, corporations,
                          partnerships, and other entities, additional
                                   documents are required.  Call Shareholder
                                   Services at 1(800) 423-4026.




EXCHANGE CONDITIONS
1: You may only exchange shares within the same class.

2: Exchanges can only be made into identically owned accounts.

3: Partial exchanges into a new fund account must meet the new fund's minimum initial investment.

4: The fund you are exchanging into must be eligible for sale in your state.

5: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

6: Amounts exchanged from a non-money market fund to a money market fund may be exchanged back along with the dividends earned on that amount at net asset value. Dividends earned from money market fund shares will be subject to a sales charge.

7: If you are exchanging from a money market fund to a fund with a sales charge, there will be a sales charge on any shares that were not previously subject to a sales charge. Dividends earned on money market shares that were purchased by an exchange from a fund with a sales charge, may be exchanged back at net asset value. Your request must be in writing and include a statement acknowledging that a sales charge will be paid.

8: If you exchange Class B shares of a fund for shares of a Class B money market fund, the CDSC will not be imposed but the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares.

9: FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

10: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

EXCHANGING FUNDS  WITH  AUTOMATIC INVESTMENTS  OR  SYSTEMATIC  WITHDRAWALS

Let us know if you want to continue automatic investments into the original fund or the fund you are exchanging into ("receiving fund") or if you want to change the amount or allocation. Also inform us if you wish to continue, terminate, or change a preauthorized systematic withdrawal. Without specific instructions, we will amend account privileges as outlined below:



                      EXCHANGE           EXCHANGE          EXCHANGE A
                      ALL SHARES TO      ALL SHARES TO     PORTION OF
                      ONE FUND           MULTIPLE          SHARES TO ONE OR
                      FUNDS              MULTIPLE
                                         FUNDS

MONEY LINE            ML moves to        ML stays with     ML stays with
(ML)                  Receiving Fund     Original Fund     Original Fund


AUTOMATIC PAYROLL      API moves to      API Stays with    API stays with
 INVESTMENT (API)      Receiving Fund    Original Fund     Original Fund


SYSTEMATIC             SWP moves to      SWP               SWP stays
WITHDRAWALS            Receiving Fund    Canceled          with Original Fund
(SWP)

WHEN AND HOW  FUND SHARES ARE PRICED
Each FI Fund prices its shares each day that the NYSE is open for trading. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., ET).

Each Fund calculates the net asset value of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class. The price that you will pay for a share is the NAV plus any applicable front-end sales charge. You receive the NAV price if you redeem or exchange your shares, less any applicable CDSC.

Fund prices are on our website (www.firstinvestors.com) the next day. The prices for our larger funds are also reported in many newspapers, including The Wall Street Journal and The New York Times. Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.

HOW PURCHASE,
REDEMPTION AND
EXCHANGE ORDERS
ARE PROCESSED AND PRICED
The processing and price for a purchase, redemption or exchange depends upon how your order is placed. As indicated below, in certain instances, special rules apply to money market transactions. Special rules also apply for emergency conditions. These are described in the Statement of Additional Information.

+ PURCHASES:
Purchases that are made by written application or order are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received prior to the close of trading on the NYSE, it will receive that day's price (except in the case of money market funds which are discussed in the section below called Special Rules for Money Market Funds). This procedure applies whether your purchase order is given to your registered representative or mailed directly by you to our Woodbridge, NJ office.

As described previously in "How to Buy Shares," certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both written application and the proceeds of the rollover. Thus, for example, if it takes 30 days for another fund group to send us the proceeds of a retirement account, your purchase of First Investors funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV by your broker-dealer. If you give your order to a registered representative before the close of trading on the NYSE and the order is phoned to our Woodbridge, NJ office prior to 5:00 p.m., ET, your shares will be purchased at that day's price (except in the case of money market funds which are discussed in the section below called Special Rules for Money Market Funds). If you are buying a First Investors Fund through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements. Payment is due within three business days of placing an order by phone or electronic means or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your orders, you may arrange to open a money market account and use it to pay for subsequent purchases.

Purchases made pursuant to our Automatic Investment Programs are processed as follows:

-Money Line purchases are processed on the date you select on your application.

-Automatic Payroll Investment Service purchases are processed on the date that we receive funds from your employer.

+ REDEMPTIONS:
As described previously in "How To Sell Shares," certain redemption orders may only be made by written instructions or application. Unless you have declined Telephone Privileges, most non-retirement account redemptions can be made by phone by you or your registered representative.

Written redemption orders will be processed when received in good order in our Woodbridge, NJ office. Phone redemption orders will be processed when received in good order in our Woodbridge, NJ office prior to 4:00 p.m., ET.

If your redemption order is received prior to the close of trading on the NYSE, you will receive that day's price. If you redeem through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements.

+ EXCHANGES:
Unless you have declined telephone privileges, you or your representative may exchange shares by phone. Exchanges can also be made by written instructions. Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office.

Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.

+ ORDERS PLACED VIA FIRST INVESTORS REGISTERED REPRESENTATIVES: All orders placed through a First Investors registered representative must be reviewed and approved by a principal officer of the branch office before being mailed or transmitted to the Woodbridge, NJ office.

+ ORDERS PLACED  VIA      DEALERS:
It is the responsibility of the Dealer to forward or transmit orders to the Fund promptly and accurately. A fund will not be liable for any change in the price per share due to the failure of the Dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and the Dealer.

SPECIAL RULES FOR MONEY MARKET FUNDS
Money market fund shares will not be purchased until the Fund receives Federal Funds for the purchase. Federal Funds for a purchase will generally not be received until the morning of the next Trading Day following the Trading Day on which your purchase check or other form of payment is received in our Woodbridge, NJ office. If a check is received in our Woodbridge, NJ office after the close of regular trading on the NYSE, the Federal Funds for the purchase will generally not be received until the morning of the second following Trading Day.

If we receive a wire transfer for a purchase prior to 12:00 p.m., ET and you have previously notified us that the wire is on the way (by calling 1 (800) 423-4026) the funds for the purchase will be deemed to have been received on that same day. Your notification must include the Federal Funds wire transfer confirmation number, the amount of the wire, and the money market fund account number to receive same day credit. If we fail to receive such advance notification, the funds for your purchase will not be deemed to have been received until the morning of the next Trading Day following receipt of the Federal Wire and your account information.

To wire funds to an existing First Investors money market account, instruct your bank to wire your investment, as applicable, to:

CASH MANAGEMENT FUND

BANK OF NEW YORK

ABA #021000018
FI CASH MGMT. ACCOUNT 8900005696

FOR FURTHER CREDIT TO:  YOUR NAME
YOUR FIRST INVESTORS ACCOUNT #

TAX-EXEMPT MONEY MARKET FUND

BANK OF NEW YORK

ABA #021000018
FI TAX EXEMPT ACCOUNT 8900023198

FOR FURTHER CREDIT TO: YOUR NAME
YOUR FIRST INVESTORS ACCOUNT #

Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m., ET, on a Trading Day, to be processed the same day. Wire redemption requests received after 12:00 p.m., ET, but before the close of regular trading on the NYSE, will be processed the following Trading Day.

There is no sales charge on Class A share money market fund purchases. However, anytime you make a redemption from a Class A share money market account and subsequently invest the proceeds in another eligible Class A share fund, the purchase will incur a sales charge unless one has already been paid.

RIGHT TO REJECT
PURCHASE OR
EXCHANGE ORDERS
A fund reserves the right to reject or restrict any specific purchase or exchange request if the fund determines that doing so is in the best interest of the fund and its shareholders. Investments in a fund are designed for long-term purposes and are not intended to provide a vehicle for short-term market timing. The funds also reserve the right to reject any exchange that in the funds' opinion is part of a market timing strategy. In the event that a fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

SIGNATURE
GUARANTEE POLICY
A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Stock Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP"). Please note that a notary public stamp or seal is not acceptable.

+ SIGNATURE GUARANTEES
  ARE REQUIRED:
1: For redemptions over $50,000.

2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).

3: For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf.

4: For redemptions when the address of record has changed within 60 days of the request.

5: When a stock certificate is mailed to an address other than the address of record or the dealer on the account.

6: When shares are transferred to a new registration.

7: When certificated (issued) shares are redeemed or exchanged.

8: To establish any EFT service.

9: For requests to change the address of record to a P.O. box or a "c/o" street address.

10: If multiple account owners of one account give inconsistent instructions.

11: When a transaction requires additional legal documentation.

12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established.

13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable.

14: Any other instance whereby a fund or its transfer agent deems it necessary as a matter of prudence.

TELEPHONE
SERVICES
TELEPHONE EXCHANGES AND REDEMPTIONS
1 (800) 342-6221
You automatically receive telephone privileges when you open a First Investors individual, joint, or custodial account unless you decline the option on your account application or send the Fund written instructions. For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, telephone privileges are not automatically granted. You must complete additional documentation. Call Shareholder Services at 1 (800) 423-4026 for assistance.

Telephone privileges allow you to exchange or redeem eligible shares and authorize other transactions with a simple phone call. Your registered representative may also use telephone privileges to execute your transactions.

+ SECURITY MEASURES:
For your protection, the following security measures are taken:

1: Telephone requests are recorded to verify accuracy.

2: Some or all of the following information is obtained:

-Account number.

-Address.

-Social security number.

-Other information as deemed necessary.

3: A written confirmation of each transaction is mailed to you.

We will not be liable for following instructions if we reasonably believe the instructions are genuine based on our verification procedures.

+ ELIGIBILITY:
NON-RETIREMENT ACCOUNTS:
You can exchange or redeem shares of any non-retirement account by phone. Shares must be uncertificated and owned for 15 days for telephone redemption. See "How To Sell Shares" for additional information.

Telephone exchanges and redemptions are not available on guardianship and conservatorship accounts.

RETIREMENT ACCOUNTS:
You can exchange shares of any eligible FI fund of any participant directed FI prototype IRA, 403(b) or 401(k) Simplifier Plan. You may also exchange shares from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file). Telephone exchanges are permitted on 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan

Application is on file with the fund. Contact your registered representative or call Shareholder Services at 1 (800) 423-4026 to obtain a Qualified Retirement Plan Application. Telephone redemptions are not permitted on First Investors retirement accounts.



During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order in our Woodbridge, N.J. office.




SHAREHOLDER SERVICES
1 (800) 423-4026

PROVIDED YOU HAVE NOT DECLINED TELEPHONE PRIVILEGES, CALL US TO UPDATE OR
CORRECT:
-Your address or phone number. For security purposes, the Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address.

-Your birth date (important for retirement distributions).

-Your distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends (non-retirement accounts only).

-The amount of your Money Line up to $999.99 per payment provided bank and fund account registrations are the same.

-The allocation of your Money Line or Automatic Payroll Investment  payment.

-The amount of your Systematic Withdrawal payment on non-retirement accounts.

TO REQUEST:
-A history of your account (the fee can be debited from your non-retirement account).

-A share certificate to be mailed to your address of record (non-retirement accounts only).

-Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only).

-Money market fund draft checks (non-retirement accounts only). Additional written documentation may be required for certain registrations.

-A stop payment on a dividend, redemption or money market draft check.

-Reactivation of your Money Line (provided an application and voided check is on file).

-Suspension (up to six months) or cancellation of Money Line.

-A duplicate copy of a statement or tax form.

-Cancellation of cross-reinvestment of dividends.





OTHER SERVICES
+ REINSTATEMENT PRIVILEGE:

If you sell some or all of your Class A or Class B shares, you may be entitled to invest all or a portion of the proceeds in the same class of shares of a FI fund within six months of the redemption without a sales charge.

If you invest proceeds into a new fund account, you must meet the fund's minimum initial investment requirement.

If you invest all the proceeds from a Class B share redemption, you will be credited, in additional shares, for the full amount of the CDSC. If you invest a portion of a Class B share redemption, you will be credited with a pro-rated percentage of the CDSC.

The reinstatement privilege does not apply to automated purchases, automated redemptions, or reinstatements in Class B shares of less than $1,000.

Please notify us if you qualify for this privilege. For more information, call Shareholder Services at 1 (800) 423-4026.

+ CERTIFICATE SHARES:
Every time you make a purchase of Class A shares, we will credit shares to your fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market shares, or any shares in retirement accounts.

Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.

In addition, certificated shares cannot be redeemed, exchanged, or transferred until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.

+ MONEY MARKET FUND DRAFT CHECKS:
Free draft check writing privileges are available when you open a First Investors Cash Management Fund or a First Investors Tax Exempt Money Market Fund account. Checks may be written for a minimum of $500. Draft checks are not available for Class B share accounts, retirement accounts, guardianships and conservatorships. Complete the Money Market Fund Check Redemption section of the account application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026.

Additional documentation is required to establish check writing privileges for trusts, corporations, partnerships and other entities. Call Shareholder Services at 1 (800) 423-4026 for further information.



FEE  TABLE:
Call Shareholder Services at 1 (800) 423-4026 or send your request to FIC,
Attn: Correspondence Dept., 581 Main Street, Woodbridge, NJ 07095-1198 to request a copy of the following records:



 .

ACCOUNT HISTORY STATEMENTS:
1974 - 1982*    $10 per year fee

1983 - present  $5 total fee for all years

Current & Two Prior Years Free

*ACCOUNT HISTORIES ARE NOT AVAILABLE PRIOR TO 1974



CANCELLED CHECKS:
There is a $10 fee for a copy of a cancelled dividend, liquidation, or investment check requested. There is a $15 fee for a copy of a cancelled money market draft check.

DUPLICATE TAX FORMS:
Current Year    Free

Prior Year(s)   $7.50 per tax form per year



+ RETURN MAIL:
If mail is returned to the fund marked undeliverable by the U.S. Postal Service after two consecutive mailings, and the fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see Signature Guarantee Policy). Additional requirements may apply for certain accounts. Call Shareholder Services at 1 (800) 423-4026 for more information.

Returned dividend checks and other distributions will be reinvested in the fund when an account's status has been changed to "Do Not Mail." No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your fund shares may be escheated to your state (in other words turned over) in accordance with state laws governing abandoned property.

Prior to turning over assets to your state, the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The fund may deduct the costs associated with the search from your account.



+ TRANSFERRING  SHARES:
A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same fund. You can transfer your shares at any time. Partial transfers must meet the minimum initial investment requirement of the fund.

To transfer shares, submit a letter of instruction including:

-Your account number.

-Dollar amount, percentage, or number of shares to be transferred.

-Existing account number receiving the shares (if any).

-The name(S), registration, and taxpayer identification number of the customer receiving the shares.

-The signature of each account owner requesting the transfer with signature guarantee(S).

If First Investors is your broker-dealer, we will request that the transferee complete a Master Account Agreement to establish a brokerage account with First Investors Corporation and validate his or her social security number to avoid back-up withholding. If the transferee declines to complete a MAA, all transactions in the account must be on an unsolicited basis and the account will be so coded.

Depending upon your account registration, additional documentation may be required to transfer shares. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1
(800) 423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your tax advisor before initiating a transfer.



ACCOUNT STATEMENTS

TRANSACTION
CONFIRMATION STATEMENTS
You will receive a confirmation statement immediately after most transactions. These include:

-dealer purchases.

-check investments.

-Federal Funds wire purchases.

-redemptions.

-exchanges.

-transfers.

-systematic withdrawals.

Money Line and Automatic Payroll Investment purchases are not confirmed for each transaction. They will appear on your next regularly scheduled monthly or quarterly statement (see Dividend Payment Schedule under "Dividends and Distributions").

A separate confirmation statement is generated for each fund account you own. It provides:

-Your fund account number.

-The date of the transaction.

-A description of the transaction (PURCHASE, REDEMPTION, ETC.).

-The number of shares bought or sold for the transaction.

-The dollar amount of the transaction.

-The dollar amount of the dividend payment (IF APPLICABLE).

-The total share balance in the account.

-The dollar amount of any dividends or capital gains paid.

-The number of shares held by you, held for you (INCLUDING ESCROW SHARES), and the total number of shares you own.

The confirmation statement also may provide a perforated Investment Stub with your preprinted name, registration, and fund account number for future investments.


MASTER  ACCOUNT
STATEMENTS
If First Investors Corporation is your broker, you will receive a Master Account Statement for all your identically owned First Investors fund accounts on at least a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance accounts you may own. Joint accounts registered under your taxpayer identification number will appear on a separate Master Account Statement but may be mailed in the same envelope upon request.

The Master Account Statement provides the following information for each First Investors fund you own:

-fund name.

-fund's current market value.

-total distributions paid year-to-date.

-total number of shares owned.

ANNUAL  AND
SEMI-ANNUAL  REPORTS
You will also receive an Annual and a Semi-Annual Report. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the fund as well as a detailed accounting of all portfolio holdings. You will receive one report per household.



DIVIDENDS AND
DISTRIBUTIONS
DIVIDENDS  AND
DISTRIBUTIONS
For funds that declare daily dividends, except money market funds, you start earning dividends on the day your purchase is made. For FI money market fund purchases, including Money Line and API purchases, you start earning dividends on the day Federal Funds are credited to your fund account. For exchanges into the money market funds, you start earning dividends on the day following the Trading Day on which an exchange is processed. No dividends are earned on exchanges out of the money market funds on the Trading Day on which an exchange is processed. The funds declare dividends from net investment income and distribute the accrued earnings to shareholders as noted below:




DIVIDEND PAYMENT SCHEDULE

MONTHLY:                            QUARTERLY:                    ANNUALLY (IF ANY):
Cash Management Fund                Blue Chip Fund                Focused Equity Fund
Fund for Income                     Growth & Income Fund          Global Fund
Government Fund                     Total Return Fund             Mid-Cap Opportunity Fund
Insured Intermediate Tax-Exempt     Utilities Income Fund         Special Situations Fund
Insured Tax Exempt Fund
Investment Grade Fund
Multi-State Insured Tax Free Fund
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund


Capital gains distributions, if any, are paid annually, usually near the end of the fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.

Dividend and capital gains distributions are automatically reinvested to purchase additional fund shares unless otherwise instructed. Dividend payments of less than $5.00 are automatically reinvested to purchase additional fund shares.


BUYING  A  DIVIDEND
If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend."

 There is no advantage to buying a dividend because a fund's net asset value per share is reduced by the amount of the dividend.


TAX FORMS

TAX FORM                       DESCRIPTION                                           MAILED BY
1099-DIV   Consolidated report lists all taxable dividend and capital gains          January 31
           distributions for all of the  shareholder's accounts.  Also includes foreign taxes paid and any federal income tax withheld  due to backup withholding.

1099-B     Lists proceeds from all redemptions including systematic                  January 31
           withdrawals and exchanges. A separate form is issued for each fund account. Includes amount of federal income tax withheld due to backup withholding.

1099-R     Lists taxable distributions from a retirement account. A separate         January 31
           form is issued for each fund account. Includes federal income tax withheld due to IRS withholding requirements.

5498       Provided to shareholders who made an annual IRA                           May 31
           contribution or rollover purchase. Also provides the account's fair market value as of the last business day of the previous year.
           A separate form is issued for each fund account.

1042-S     Provided to non-resident alien shareholders to report the amount          March 15
           of fund dividends paid and the amount of federal taxes withheld.
           A separate form is issued for each fund account.

Cost Basis Uses the "average cost-single category" method to show the cost           January 31
Statement    basis of any shares sold or exchanged. Information is provided to assist shareholders in calculating capital gains or losses.
           A separate statement, included with Form 1099-B, is issued for each fund account. This statement is not reported to the IRS and does not include money market funds or retirement accounts.

Tax Savings  Consolidated report lists all amounts not subject to federal,          January 31
Report for state and local income tax for all the shareholder's accounts.
Non-Taxable Also includes any amounts subject to alternative minimum tax.
Income

Tax Savings  Provides the percentage of income paid by each fund that may           January 31
Summary be exempt from state income tax.



THE OUTLOOK

Today's strategies for tomorrow's goals are brought into focus in the Outlook, the quarterly newsletter for clients of First Investors Corporation. This informative tool discusses the products and services we offer to help you take advantage of current market conditions and tax law changes. The OUTLOOK'S straight forward approach and timely articles make it a valuable resource. As always, your registered representative is available to provide you with additional information and assistance. Material contained in this publication should not be considered legal, financial, or other professional advice.







(This page Intentionally Left Blank)

                              Principal Underwriter
                           First Investors Corporation
                                 95 Wall Street
                               New York, NY 10005
                                 1-212-858-8000

                                 Transfer Agent
                      Administrative Data Management Corp.
                                 581 Main Street
                              Woodbridge, NJ 07095
                                 1-800-423-4026

FIRST INVESTORS SERIES FUND II, INC.
         Growth & Income Fund
         Mid-Cap Opportunity Fund
         Utilities Income Fund
FIRST INVESTORS SERIES FUND
         Blue Chip Fund
         Special Situations Fund
         Total Return Fund
FIRST INVESTORS GLOBAL FUND, INC.

95 Wall Street
New York, New York  10005
1-800-423-4026
                       Statement of Additional Information
                             dated January 14, 2000

         This is a Statement of Additional Information ("SAI") for First Investors Series Fund II, Inc. ("Series Fund II"), First Investors Series Fund ("Series Fund") and First Investors Global Fund, Inc. ("Global Fund"), each an open-end diversified management investment company. Series Fund II offers four separate series, three of which are described in this SAI and each of which has different investment objectives and policies: First Investors Growth & Income Fund, First Investors Mid-Cap Opportunity Fund and First Investors Utilities Income Fund. Series Fund offers five separate series, three of which are described in this SAI and each of which has different investment objectives and policies: First Investors Blue Chip Fund, First Investors Special Situations Fund and First Investors Total Return Fund. Global Fund offers one series. (Each series is referred to as a "Fund").

         This SAI is not a prospectus. It should be read in conjunction with the Series Fund Prospectus/Proxy Statement dated January 14, 2000 which may be obtained free of cost from the Funds at the address or telephone number noted above. Information regarding the purchase, redemption and exchange of your Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may also be obtained free of charge by contacting a Fund at the address or telephone number noted above.
                                TABLE OF CONTENTS
                                                                            Page
Investment Strategies and Risks............................................... 2
Investment Policies........................................................... 9
Futures and Options Strategies................................................17
Portfolio Turnover............................................................23
Investment Restrictions.......................................................23
Directors/Trustees and Officers...............................................32
Management....................................................................34
Underwriter...................................................................37
Distribution Plans............................................................38
Determination of Net Asset Value..............................................39
Allocation of Portfolio Brokerage.............................................40
Purchase, Redemption and Exchange of Shares...................................42
Taxes.........................................................................43
Performance Information.......................................................45
General Information...........................................................50
Appendix A....................................................................53
Appendix B....................................................................56
Appendix C....................................................................57
Financial Statements..........................................................64
Shareholder Manual:  A Guide to your First Investors Mutual Fund Account......65

                         INVESTMENT STRATEGIES AND RISKS


GROWTH & INCOME FUND

      The Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in securities that provide the potential for growth and offer income, such as dividend-paying stocks and securities convertible into common stock. The portion of the Fund's assets invested in equity securities and in debt securities may vary from time to time due to changes in interest rates and economic and other factors. The Fund is not designed for investors seeking a steady flow of income distributions. Rather, the Fund's policy of investing in income producing securities is intended to provide investors with a more consistent total return than may be achieved by investing solely in growth stocks.

      The convertible debt securities in which the Fund may invest are not subject to any limitations as to ratings and may include high, medium, lower and unrated securities. Although the Fund may invest up to 20% of its total assets in convertible debt securities rated below Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P") (so-called "junk bonds") (including convertible debt securities that have been downgraded), or in unrated convertible debt securities that are of comparable quality as determined by First Investors Management Company, Inc. ("FIMCO" or "Adviser"), it does not anticipate investing more than 5% of its total net assets in such securities in the coming year. Convertible debt securities rated lower than BBB by S&P or Baa by Moody's, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated securities. See "Debt Securities," below, and Appendix A for a description of convertible debt security ratings.

      The Fund may invest up to 35% of its total assets in the following instruments: money market instruments, including U.S. bank certificates of deposit, bankers' acceptances, commercial paper issued by domestic corporations and repurchase agreements; fixed income securities, including obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities ("U.S. Government Obligations"), including mortgage-backed securities, and corporate debt securities rated at least Baa by Moody's or BBB by S&P, commonly known as "investment grade securities" or unrated securities that are of comparable quality as determined by the Adviser; and common stock and securities convertible into common stock of companies that are not paying a dividend if there exists the potential for growth of capital or future income. It is the Fund's policy to attempt to sell, within a reasonable time period, a debt security which has been downgraded below investment grade (other than convertible debt securities, as previously discussed), provided that such disposition is in the best interests of the Fund and its shareholders. See "Debt Securities," below, and Appendix A for a description of corporate and convertible debt security ratings.

      Because the Fund invests in bonds and convertible debt securities, it is subject to interest rate risk. The market value of a bond or convertible debt security is affected by changes in interest rates. When interest rates rise, the market value of a bond declines. When interest rates decline, the market value of a bond increases. Generally, the longer a bond's maturity, the greater its sensitivity to interest rates. A bond's value can also be affected by changes in the credit rating of the financial condition of its issuer.

      The Fund's investments in bonds are also subject to the risk of default. This risk is greater in the case of its investments in high yield bonds. These bonds generally provide higher income in an effort to compensate investors for their higher risk of default (failure to make required interest or principal payments). High yield bond issuers include small or relatively new companies lacking the history or capital to merit investment grade status, former blue chip companies downgraded because of financial problems, and companies which have elected to borrow heavily.

      Generally, the prices of equity securities could be affected by such factors as a change in a company's earnings, fluctuations in interest rates or changes in the rate of economic growth. To the extent the Fund invests in issuers with small capitalizations, the Fund would be subject to greater risk than may be involved in investing in companies with larger capitalizations. These securities generally include newer and less seasoned companies which are more speculative than securities issued by well-established issuers. Other risks may include less available information about the issuer, the absence of a business history or historical pattern of performance, as well as normal risks which accompany the development of new products, markets or services.

      The Fund may invest up to 20% of its total assets in securities of well-established foreign companies in developed countries which are traded on a recognized domestic or foreign securities exchange. Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards, and less stringent regulation of securities markets. Although such foreign securities may be denominated in foreign currencies, the Fund anticipates that the majority of its foreign investments will be in American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). While the Fund may invest in both ADRs and GDRs, it currently intends to invest only in ADRs. See "Foreign Securities" and "American Depository Receipts and Global Depository Receipts," below. While the Fund may enter into forward currency contracts to protect against uncertainty in the level of future exchange rates, it does not currently intend to use this authority. In any event, the Adviser will not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Futures and Options Strategies."

      The Fund may also borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets, make loans of portfolio securities and invest in securities issued on a "when-issued" or delayed delivery basis. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having up to 100% of its assets invested in short-term fixed income securities or retained in cash or cash equivalents.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

MID-CAP OPPORTUNITY FUND

      The Fund seeks its objective of long-term capital growth by investing, under normal market conditions, at least 65% of its total assets in common stocks of companies that have a medium market capitalization. The Fund seeks to invest in equity securities that the Adviser believes demonstrate outstanding growth records and potential based on the Adviser's fundamental analysis of the company. The companies in which the Fund invests will be primarily those with medium market capitalization (often known as "mid-cap"). The Fund defines mid-cap stocks as those with market capitalizations of less than 90% of the weighted market capitalization of the Standard & Poor's 400 Mid-Cap Index (currently $7.6 billion). The Fund's definition of "mid-cap" will change with market conditions. Market capitalization is the total market value of a company's outstanding common stock. Growth equity securities tend to have above-average price to earnings ratios and less-than-average current yields compared to non-growth equity securities. The payment of dividend income will not be a primary consideration in the selection of equity investments.

      The Fund's focus on growth stocks increases the potential volatility of its share price. Growth stocks are stocks of companies which are expected to increase their earnings faster than the overall market. If expectations are not met, the prices of these stocks may decline drastically even if earnings do increase. Investments in growth companies may lack the dividend yield that can cushion stock prices in market downturns.

      The Fund may invest up to 35% of its total assets in small capitalization stocks, large capitalization stocks, U.S. Government Obligations, including mortgage-backed securities, and investment grade debt securities or unrated securities that are of comparable quality as determined by the Adviser, repurchase agreements, investment grade securities convertible into common stock, warrants to purchase common stock and zero coupon and pay-in-kind securities. The Fund may invest up to 15% of its total assets in ADRs. The Fund may borrow money for temporary or emergency purposes in an amount not exceeding 5% of its net assets and invest in securities issued on a "when-issued" or delayed delivery basis. The Adviser continually monitors the investments in the Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security that has been downgraded below investment grade. No more than 5% of the Fund's net assets will remain invested in such downgraded securities. See "Debt Securities," below, and Appendix A for a description of corporate bond ratings.

      To a limited degree, the Fund may invest in foreign securities. Foreign investments involve additional risks, including currency fluctuations, political instability, differences in financial reporting standards, and less stringent regulation of securities markets.

      In any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having all or part of its assets invested in short-term fixed income securities or retained in cash or cash equivalents, including U.S. Government Obligations, mortgage-backed securities, bank certificates of deposit, bankers' acceptances and commercial paper issued by domestic corporations.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

UTILITIES INCOME FUND

      The Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in equity and debt securities issued by companies primarily engaged in the public utilities industry. Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks or preferred stocks and warrants to purchase common or preferred stocks. The portion of the Fund's assets invested in equity securities and in debt securities will vary from time to time due to changes in interest rates and economic and other factors.

      The Fund defines utilities companies as those that are primarily engaged in the ownership or operation of facilities used to provide electricity, gas, water or telecommunications (including telephone, telegraph and satellite, but not public broadcasting or cable television). For these purposes, "primarily engaged" means that (1) more than 50% of the company's assets are devoted to the ownership or operation of one or more facilities as described above, or (2) more than 50% of the company's operating revenues are derived from the business or combination of any of the businesses described above. It should be noted that based on this definition, the Fund may invest in companies which are also involved to a significant degree in non-public utilities activities.

      Utilities stocks generally offer dividend yields that exceed those of industrial companies and their prices tend to be less volatile than stocks of industrial companies. However, utilities stocks can still be affected by the risks of the stock of industrial companies. The Fund has a policy to concentrate its investments in the securities of companies in the public utilities industry. Because the Fund concentrates its investments in public utilities companies, the value of its shares will be especially affected by factors peculiar to the utilities industry, and may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. See "Utilities Industries."

      The Fund may invest up to 35% of its total assets in the following instruments: debt securities and common and preferred stocks of non-utilities companies; U.S. Government Obligations; mortgage-backed securities; cash; and money market instruments consisting of prime commercial paper, bankers' acceptances, certificates of deposit and repurchase agreements. The Fund may invest in securities on a "when-issued" or delayed delivery basis and make loans of portfolio securities. The Fund may invest up to 10% of its total assets in ADRs. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its net assets. The Fund also may invest in zero coupon and pay-in-kind securities. In addition, in any period of market weakness or of uncertain market or economic conditions, the Fund may establish a temporary defensive position to preserve capital by having up to 100% of its assets invested in short-term fixed income securities or retained in cash or cash equivalents.

      The Fund may not invest more than 5% of its total assets in debt securities rated below Baa by Moody's or BBB by S&P (so-called "junk bonds"). See "Debt Securities," below, and Appendix A for a description of corporate bond ratings. See "High Yield Securities."

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

BLUE CHIP FUND

      The Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in common stocks of "Blue Chip" companies that the Adviser believes have potential earnings growth that is greater than the average company in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Fund also may invest up to 35% of its total assets in the equity securities of non-Blue Chip companies that the Adviser believes have significant potential for growth of capital or future income consistent with the preservation of capital. When market conditions warrant, or when the Adviser believes it is necessary to achieve the Fund's objective, the Fund may invest up to 25% of its total assets in fixed-income securities. It is the Fund's policy to remain relatively fully invested in equity securities under all market conditions rather than to attempt to time the market by maintaining large cash or fixed-income securities positions when market declines are anticipated. The Fund is appropriate for investors who are comfortable with a fully invested stock portfolio.

      The Fund defines Blue Chip companies as those companies that are included in the S&P 500. Blue Chip companies are considered to be of relatively high quality and generally exhibit superior fundamental characteristics, which may include: potential for consistent earnings growth, a history of profitability and payment of dividends, leadership position in their industries and markets, proprietary products or services, experienced management, high return on equity and a strong balance sheet. Blue Chip companies usually exhibit less investment risk and share price volatility than smaller, less established companies. Examples of Blue Chip companies are Microsoft Corp., General Electric Co., Pepsico Inc. and Bristol-Myers Squibb Co.

      The Fund primarily invests in stocks of growth companies. These are companies which are expected to increase their earnings faster than the overall market. If earnings expectations are not met, the prices of these stocks may decline substantially even if earnings do increase. Investments in growth companies may lack the dividend yield that can cushion stock prices in market downturns.

      The fixed-income securities in which the Fund may invest include money market instruments (including prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), U.S. Government Obligations (including mortgage-backed securities) and corporate debt securities. However, no more than 5% of the Fund's net assets may be invested in corporate debt securities rated below Baa by Moody's or BBB by S&P. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets. The Fund may also invest up to 10% of its total assets in ADRs, enter into repurchase agreements and make loans of portfolio securities.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

SPECIAL SITUATIONS FUND

      The Fund seeks its objective by investing, under normal market conditions, at least 65% of its total assets in the common stock of companies with small market capitalization that the Adviser considers to be undervalued or less well known in the current marketplace and to have potential for capital growth. The Fund may invest up to 35% of its total assets in other common stocks and in preferred stock that is convertible into common stock issued by U.S. corporations, and in the common stock of companies located outside the United States, including companies with larger market capitalization if the Fund determines that they present good opportunities for growth.

      The Fund seeks to invest in the common stock of companies that the Adviser believes are undervalued in the current market in relation to fundamental economic values such as earnings, sales, cash flow and tangible book value; that are early in their corporate development (i.e., before they become widely recognized and well known and while their reputations and track records are still emerging); or that offer the possibility of greater earnings because of revitalized management, new products or structural changes in the economy. Such companies primarily are those with small market capitalizations (often knows as "small-cap." The Fund defines small-cap stocks as those with market capitalizations of less than 90% of the weighted market capitalization of the Standard & Poor's 600 Small-Cap Index. The Fund's definition of small-cap will change with market conditions. The Adviser believes that, over time, these securities are more likely to appreciate in price than securities whose market prices have already reached their perceived economic value. In addition, the Fund intends to diversify its holdings among as many companies and industries as the Adviser deems appropriate.

      Companies that are early in their corporate development may be dependent on relatively few products or services, may lack adequate capital reserves, may be dependent on one or two management individuals and may have less of a track record or historical pattern of performance. In addition, there may be less information available as to the issuers and their securities may not be well known to the general public and may not yet have wide institutional ownership. Securities of these companies may have more potential for growth but also greater risk than that normally associated with larger, older or better-known companies.

      Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risk of depreciation than securities of companies with larger market capitalization. These include the equity securities of companies which represent new or changing industries and those which, in the opinion of the Adviser, represent special situations, the potential future value of which has not been fully recognized. Growth securities of companies with small market capitalizations which represent a special situation bear the risk that the special situation will not develop as favorably as expected, or the situation may deteriorate. For example, a merger with favorable implications may be blocked, an industrial development may not enjoy anticipated market acceptance or a bankruptcy may not be as profitably resolved as had been expected. Because the securities of most companies with small market capitalizations are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price. In the past, there have been prolonged periods when these securities have substantially underperformed or outperformed the securities of larger capitalization companies. In addition, smaller capitalization companies generally have fewer assets available to cushion an unforeseen adverse occurrence and thus such an occurrence may have a disproportionately negative impact on these companies.

      The majority of the Fund's investments are expected to be securities of U.S. issuers that are traded on a U.S. securities exchange, or in the over-the-counter ("OTC") market. The depth and liquidity of the market for small-cap stocks may vary from time to time and from security to security.

      The Fund may invest up to 15% of its total assets in common stocks issued by foreign companies which are traded on a recognized domestic or foreign securities exchange. In addition to the fundamental analysis of companies and their industries which it performs for U.S. issuers, the Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. Although the foreign stocks in which the Fund invests are primarily denominated in foreign currencies, the Fund also may invest in ADRs. The Adviser does not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Foreign Securities" and "American Depository Receipts."

      The Fund may invest up to 5% of its total assets in the securities of other registered investment companies. Such investments will probably involve additional advisory or distribution fees. The Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and enter into repurchase agreements.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

TOTAL RETURN FUND

      The Fund seeks its objective by employing a flexible investment strategy which emphasizes investments in stocks, bonds and money market instruments. The percentage of the portfolio that is allocated to any one class of assets is flexible rather than fixed. On a regular basis, the Fund reviews and determines whether to adjust its asset allocations based upon its views on market conditions, the relative values of the asset classes and economic trends. The Fund may invest in domestic and foreign common stocks and other equity securities, such as preferred stocks, securities convertible into common stocks and warrants to purchase common stock. The Fund also may invest in debt securities, including money market instruments (consisting of prime commercial paper, certificates of deposit of domestic branches of U.S. banks and bankers' acceptances), U.S. Government Obligations (including mortgage-backed securities), municipal bonds rated Baa or better by Moody's or BBB or better by S&P and corporate and foreign debt securities. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets, enter into repurchase agreements and make loans of portfolio securities. The Fund may invest up to 5% of its net assets in zero coupon and pay-in-kind securities and may invest up to 10% of its net assets in securities issued on a when-issued or delayed delivery basis. There is the possibility that 100% of the Fund's total assets could be invested in corporate debt securities and municipal bonds. No more than 25% of the Fund's net assets may be invested in corporate debt securities and municipal bonds rated below Baa by Moody's or BBB by S&P. See "High Yield Securities" and Appendix A for a description of corporate and municipal bond ratings.

      The equity securities in which the Fund generally invests include both growth and value equity securities. Growth equity securities include securities of seasoned companies, i.e., companies with above-average earnings growth as compared to the average of the stocks in the S&P 500, other companies which the Adviser believes demonstrate changing or accelerating growth profiles and smaller companies with outstanding growth records and potential based on the Adviser's fundamental analysis of the company. Growth equity securities tend to have above-average price to earnings ratios and less-than-average current yields as compared to other equity securities. Value equity securities tend to have below average price to earnings ratios, low price to book value and potentially high current yields.

      The majority of the Fund's equity investments are expected to be securities listed on the NYSE other national securities exchanges or securities that have an established OTC market, although the depth and liquidity of the OTC market may vary from time to time and from security to security. The Fund may invest in newer and less seasoned companies with small to medium market capitalizations. The Fund's ability to invest in unseasoned companies with above-average earnings growth, other companies with changing or accelerating growth profiles and smaller companies with outstanding growth records and potential subjects the Fund to greater risk than may be involved in investing in securities which are not selected for such growth characteristics.

      The Fund may invest up to 25% of its total assets in foreign securities. Foreign securities include equity and debt securities issued by foreign companies and government instrumentalities which usually are denominated in foreign currencies. Although the foreign securities in which the Fund invests are primarily denominated in foreign currencies, the Fund also may invest in ADRs. In addition to the fundamental analysis of companies and their industries which it performs for U.S. issuers, the Adviser evaluates the economic and political climate of the country in which the company is located and the principal securities markets in which such securities are traded. The Fund does not purchase foreign securities which are not traded on a recognized domestic or foreign securities exchange. The Adviser does not attempt to time actively either short-term market trends or short-term currency trends in any market. See "Foreign Securities" and "American Depository Receipts."

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

GLOBAL FUND

      The Fund, under normal market conditions, invests in common stocks, preferred stocks and bonds and other debt obligations issued by companies or governments of at least three countries, including the United States. Currently, the Fund primarily is invested in common stocks. The emphasis is on high-quality, medium to large capitalization companies with an established market throughout the world and the United States, with opportunistic investment in smaller companies and/or emerging markets. Investments in foreign markets involve special risks and considerations which are in addition to the usual risks inherent in domestic investments. See "Foreign Securities," below.

      The Fund may purchase securities traded on any foreign stock exchange. The Fund may also purchase ADRs and GDRs. See "American Depository Receipts and Global Depository Receipts," below. The Fund also may invest up to 25% of its total assets in unlisted securities of foreign issuers; provided, however, that no more than 10% of the value of its net assets may be invested in such securities with a limited trading market. The investment standards for the selection of unlisted securities are the same as those used in the purchase of securities traded on a stock exchange. The Fund will invest in debt securities rated in the three highest rating categories by either Moody's or S&P or, if unrated, determined to be of comparable quality by Wellington Management
Company, LLP ("WMC" or the "Subadviser"). See Appendix A for a description of such bond ratings.

      The Fund may invest in securities convertible into common stocks, preferred stocks, warrants and repurchase agreements and may purchase securities on a when-issued or delayed delivery basis. The Fund also may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and make loans of portfolio securities. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in U.S. Government obligations and cash equivalents denominated in U.S. dollars.

      Additional restrictions are set forth in the "Investment Restrictions" section of this SAI.

                               INVESTMENT POLICIES

      AMERICAN DEPOSITORY RECEIPTS AND GLOBAL DEPOSITORY RECEIPTS. Each Fund may invest in ADRs and GLOBAL FUND and GROWTH & INCOME FUND may invest in GDRs. ADRs typically are issued by a U.S. bank or trust company and evidence ownership of the underlying securities of foreign issuers. Generally, ADRs are denominated in U.S. dollars and are designed for use in the U.S. securities markets. Thus, these securities are not denominated in the same currency as the underlying securities into which they may be converted. ADRs are subject to many of the risks inherent in investing in foreign securities. ADRs are not considered by the Fund to be foreign securities. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

      GDRs are issued globally and evidence a similar ownership arrangement to ADRs. Generally, GDRs are not denominated in U.S. dollars and are designed for trading in non-U.S. securities markets. Like ADRs, GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. As with ADRs, the issuers of the securities underlying unsponsored GDRs are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the GDRs. GDRs also involve the risks of other investments in foreign securities. For purposes of certain investment limitations, GDRs are considered to be foreign securities by the Funds.

      BANKERS' ACCEPTANCES. Each Fund may invest in bankers' acceptances. Bankers' acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

      CERTIFICATES OF DEPOSIT. Each Fund may invest in bank certificates of deposit ("CDs"). The Federal Deposit Insurance Corporation is an agency of the U.S. Government which insures the deposits of certain banks and savings and loan associations up to $100,000 per deposit. The interest on such deposits may not be insured if this limit is exceeded. Current Federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $100,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments currently must be limited to $100,000 per insured bank or savings and loan association.

      CONVERTIBLE SECURITIES. Each Fund may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser will decide to invest based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices.

      DEBT SECURITIES. Each Fund may invest in debt securities. The market value of debt securities is influenced significantly by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. GLOBAL FUND may invest in debt securities that, at the time of purchase, are rated in the three highest rating categories by at least one nationally recognized statistical rating organization rating that security, such as S&P and Moody's, or, if unrated, deemed to be of comparable quality by the Subadviser. The Adviser or, for GLOBAL FUND, its Subadviser, continually monitor the investments in each Fund's portfolio and carefully evaluates on a case-by-case basis whether to dispose of or retain a debt security that has been downgraded.

      FOREIGN GOVERNMENT OBLIGATIONS. GLOBAL FUND and TOTAL RETURN FUND may invest in foreign government obligations, which generally consist of obligations supported by national, state or provincial governments or similar political subdivisions. Investments in foreign government debt obligations involve special risks. The issuer of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Fund may have limited legal resources in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

      FOREIGN SECURITIES. GLOBAL FUND may sell a security denominated in a foreign currency and retain the proceeds in that foreign currency to use at a future date (to purchase other securities denominated in that currency) or the Fund may buy foreign currency outright to purchase securities denominated in that foreign currency at a future date. Investing in foreign securities involves more risk than investing in securities of U.S. companies. GLOBAL Fund currently does not intend to hedge its foreign investments against the risk of foreign currency fluctuations. Accordingly, changes in the value of foreign currencies can significantly affect the Fund's share price, irrespective of developments relating to the issuers of securities held by the Fund. In addition, the Fund will be affected by changes in exchange control regulations and fluctuations in the relative rates of exchange between the currencies of different nations, as well as by economic and political developments. Other risks involved in foreign securities include the following: there may be less publicly available information about foreign companies comparable to the reports and ratings that are published about companies in the United States; foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies; some foreign stock markets have substantially less volume than U.S. markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies; there may be less government supervision and regulation of foreign stock exchanges, brokers and listed companies than exist in the United States; and there may be the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments which could affect assets of the GLOBAL FUND held in foreign countries.

      GLOBAL FUND may also invest in the securities of issuers in less developed foreign countries. The Fund's investments in emerging markets include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures.

      HIGH YIELD SECURITIES-RISK FACTORS. BLUE CHIP FUND, TOTAL RETURN FUND, UTILITIES INCOME FUND and GROWTH & INCOME FUND may invest in high yield, high risk securities (commonly referred to as "junk bonds") ("High Yield Securities"). High Yield Securities are subject to greater risks than those that are present with investments of higher grade securities, as discussed below. These risks also apply to lower-rated and certain unrated convertible securities.

            EFFECT OF INTEREST RATE AND ECONOMIC CHANGES. Debt obligations, including convertible debt securities, rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds" are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes or individual corporate developments. Periods of economic uncertainty and changes generally result in increased volatility in the market prices and yields of High Yield Securities and thus in a Fund's net asset value. A significant economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities. In these circumstances, highly leveraged companies might have greater difficulty in making principal and interest payments, meeting projected business goals, and obtaining additional financing. Thus, there could be a higher incidence of default. This would affect the value of such securities and thus the Fund's net asset value. Further, if the issuer of a security owned by the Fund defaults, the Fund might incur additional expenses to seek recovery.

            Generally, when interest rates rise, the value of fixed rate debt obligations, including High Yield Securities, tends to decrease; when interest rates fall, the value of fixed rate debt obligations tends to increase. If an issuer of a High Yield Security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if the Fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. This could result in decreasing the assets to which Fund expenses could be allocated and in a reduced rate of return for the Fund. While it is impossible to protect entirely against this risk, diversification of the Fund's portfolio and the Adviser's careful analysis of prospective portfolio securities helps to minimize the impact of a decrease in value of a particular security or group of securities in the Fund's portfolio.

            THE HIGH YIELD SECURITIES MARKET. The market for below investment grade bonds expanded rapidly in recent years and its growth paralleled a long economic expansion. At times in the past, the prices of many lower-rated debt securities have declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income streams that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or default. There can be no assurance that such declines in the below investment grade market will not reoccur. The market for below investment grade bonds generally is thinner and less active than that for higher quality bonds, which may limit the Fund's ability to sell such securities at reasonable prices in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

            CREDIT RATINGS. The credit ratings issued by credit rating services may not fully reflect the true risks of an investment. For example, credit ratings typically evaluate the safety of principal and interest payments, not market value risk, of High Yield Securities. Also, credit rating agencies may fail to change on a timely basis a credit rating to reflect changes in economic or company conditions that affect a security's market value.

            LIQUIDITY AND VALUATION. Lower-rated bonds are typically traded among a smaller number of broker-dealers than in a broad secondary market. Purchasers of High Yield Securities tend to be institutions, rather than individuals, which is a factor that further limits the secondary market. To the extent that no established retail secondary market exists, many High Yield Securities may not be as liquid as higher-grade bonds. A less active and thinner market for High Yield Securities than that available for higher quality securities may result in more volatile valuations of the Fund's holdings and more difficulty in executing trades at favorable prices during unsettled market conditions.

            The ability of a Fund to value or sell High Yield Securities will be adversely affected to the extent that such securities are thinly traded or illiquid. During such periods, there may be less reliable objective information available and thus the responsibility of the Board of Directors or Trustees, as applicable (hereinafter referred to as the "Board" or "Directors") to value High Yield Securities becomes more difficult, with judgment playing a greater role. Further, adverse publicity about the economy or a particular issuer may adversely affect the public's perception of the value, and thus liquidity, of a High Yield Security, whether or not such perceptions are based on a fundamental analysis.

      LOANS OF PORTFOLIO SECURITIES. While they have no present intention of doing so in the coming year, GROWTH & INCOME FUND, UTILITIES INCOME FUND, GLOBAL FUND, BLUE CHIP FUND and TOTAL RETURN FUND may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to a Fund and agrees to maintain at all times with the Fund collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend, if any); the loan is terminable at will by the Fund; the Fund pays only reasonable custodian fees in connection with the loan; and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by a Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. A Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral.

      MONEY MARKET INSTRUMENTS. Each Fund may invest in money market instruments. Investments in commercial paper are limited to obligations rated Prime-1 by Moody's or A-1 by S&P. Commercial paper includes notes, drafts, or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. Investments in certificates of deposit are made only with domestic institutions with assets in excess of $500 million.

      MORTGAGE-BACKED SECURITIES. BLUE CHIP FUND, TOTAL RETURN FUND, GROWTH & INCOME FUND, UTILITIES INCOME FUND and MID-CAP OPPORTUNITY FUND may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans. Each of the certificates described below is characterized by monthly payments to the security holder, reflecting the monthly payments made by the mortgagees of the underlying mortgage loans. The payments to the security holders (such as a Fund), like the payments on the underlying loans, generally represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as twenty to thirty years, the borrowers can, and typically do, repay them sooner. Thus, the security holders frequently receive prepayments of principal, in addition to the principal which is part of the regular monthly payments. A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest. Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to a Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.

      Interest rate fluctuations may significantly alter the average maturity of mortgage-backed securities by changing the rates at which homeowners refinance mortgages. When interest rates rise, prepayments often drop, which should increase the average maturity of the mortgage-backed security. Conversely, when interest rates fall, prepayments often rise, which should decrease the average maturity of the mortgage-backed security.

            GNMA CERTIFICATES. Government National Mortgage Association ("GNMA") certificates ("GNMA Certificates") are mortgage-backed securities, which evidence an undivided interest in a pool of mortgage loans. In the case of GNMA Certificates, principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates that the Fund purchase are the "modified pass-through" type. "Modified pass-through" GNMA Certificates entitle the holder to receive a share of all interest and principal payments paid and owed on the mortgage pool net of fees paid to the "issuer" and GNMA, regardless of whether or not the mortgagor actually makes the payment.

            GNMA GUARANTEE. The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Department of Veteran Affairs ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA also is empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

            LIFE OF GNMA CERTIFICATES. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before maturity of the mortgages in the pool. A Fund normally will not distribute principal payments (whether regular or prepaid) to its shareholders. Rather, it will invest such payments in additional mortgage-backed securities of the types described above. Interest received by the Fund will, however, be distributed to shareholders. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As prepayment rates of the individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates.

            YIELD CHARACTERISTICS OF GNMA CERTIFICATES. The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer. The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

            FHLMC  SECURITIES.   The  Federal  Home  Loan  Mortgage  Corporation
("FHLMC")  issues  two  types  of  mortgage  pass-through  securities,  mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool.

            FNMA SECURITIES. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal.

            Risk of foreclosure of the underlying mortgages is greater with FHLMC and FNMA securities because, unlike GNMA Certificates, FHLMC and FNMA securities are not guaranteed by the full faith and credit of the U.S. Government.

      MUNICIPAL BONDS. TOTAL RETURN FUND may invest in municipal bonds. Municipal bonds are debt obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, generally to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix A for a description of municipal bond ratings. Distributions of interest income from municipal bonds in the Fund's portfolio will be taxable to shareholders the same as distributions of interest income from other securities held by the Fund. See "Taxes."

      PREFERRED STOCK. Each Fund may invest in preferred stock. A preferred stock is a security which has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

      REPURCHASE AGREEMENTS. While each Fund has no present intention of doing so in the coming year, it may invest in repurchase agreements. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Although each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities, the Funds currently do not intend to do so. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. No Fund may enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of such Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

      RESTRICTED SECURITIES AND ILLIQUID INVESTMENTS. None of the Funds may purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes foreign issuers' unlisted securities with a limited trading market and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Fund's Board or the Adviser has determined under Board-approved guidelines are liquid.

      Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

      In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

      Over-the-counter ("OTC") options and their underlying collateral are also considered illiquid investments. UTILITIES INCOME FUND, BLUE CHIP FUND, AND TOTAL RETURN FUND may invest in options though these Funds have no intention of investing in options in the coming year. The assets used as cover for OTC options written by a Fund would not be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option

      U.S. GOVERNMENT OBLIGATIONS. BLUE CHIP FUND, TOTAL RETURN FUND, GROWTH & INCOME FUND and UTILITIES INCOME FUND may invest in U.S. Government Obligations. U.S. Government Obligations include: (1) U.S. Treasury obligations (which differ only in their interest rates, maturities and times of issuance), and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States (such as securities issued by the FHA, GNMA, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FMHA and the Small Business Administration). The range of maturities of U.S. Government Obligations is usually three months to thirty years.

      UTILITIES INDUSTRIES. The UTILITIES INCOME FUND invests primarily in utilities companies. Many utilities companies, especially electric and gas and other energy-related utilities companies, have historically been subject to the risk of increases in fuel and other operating costs, changes in interest rates on borrowings for capital improvement programs, changes in applicable laws and regulations, and costs and operating constraints associated with compliance with environmental regulations.

      In recent years, regulatory changes in the United States have increasingly allowed utilities companies to provide services and products outside their traditional geographical areas and lines of business, creating new areas of competition with the utilities industries. This trend toward deregulation and the emergence of new entrants have caused non-regulated providers of utilities services to become a significant part of the utilities industries. The Adviser believes that the emergence of competition and deregulation will result in certain utilities companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable.

      Certain utilities, especially gas and telephone utilities, have in recent years been affected by increased competition, which could adversely affect the profitability of such utilities companies. In addition, expansion by companies engaged in telephone communication services of their non-regulated activities into other businesses (such as cellular telephone services, data processing, equipment retailing, computer services and financial services) has provided the opportunity for increases in earnings and dividends at faster rates than have been allowed in traditional regulated businesses. However, technological innovations and other structural changes also could adversely affect the profitability of such companies. Although the Adviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes, there can be no assurance that the Fund will benefit from any such changes.

      Foreign utilities companies may be more heavily regulated than U.S. utilities companies, which may result in increased costs or otherwise adversely affect the operations of such companies. The securities of foreign utilities companies also have lower dividend yields than U.S. utilities companies. The Fund's investments in foreign issuers may include recently privatized enterprises, in which the Fund's participation may be limited or otherwise affected by local law. There can e no assurance that governments with privatization programs will continue such programs or that privatization will succeed in such countries.

      Because securities issued by utilities companies are particularly sensitive to movement in interest rates, the equity securities of such companies are more affected by movements in interest rates than are the equity securities of other companies.

      Each of these risks could adversely affect the ability and inclination of public utilities companies to declare or pay dividends and the ability of holders of common stock, such as UTILITIES INCOME FUND, to realize any value from the assets of the company upon liquidation or bankruptcy.

      WARRANTS. Each Fund except BLUE CHIP FUND may purchase warrants, which are instruments that permit a Fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock.

Warrants may be either perpetual or of limited duration. There is a greater risk that warrants might drop in value at a faster rate than the underlying stock.

      WHEN-ISSUED SECURITIES. GROWTH & INCOME FUND, UTILITIES INCOME FUND AND TOTAL RETURN FUND may invest up to 10%, and MID-CAP OPPORTUNITY FUND and GLOBAL FUND may invest up to 5%, of each of its net assets in securities issued on a when-issued or delayed delivery basis at the time the purchase is made. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by the Fund on a when-issued basis may result in the Fund's incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account with its custodian consisting of cash or liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until the value of the account is equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from the sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

      ZERO COUPON AND PAY-IN-KIND SECURITIES. MID-CAP OPPORTUNITY FUND, UTILITIES INCOME FUND and TOTAL RETURN FUND may each invest in zero coupon and pay-in-kind securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind securities are those that pay "interest" through the issuance of additional securities. The market prices of zero coupon and pay-in-kind securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality. Original issue discount earned each year on zero coupon securities and the "interest" on pay-in-kind securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. See "Taxes." Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Each Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result.




                         FUTURES AND OPTIONS STRATEGIES

      GLOBAL FUND is the only Fund that currently anticipates using financial futures or options as part of its investment strategy. Other Funds that are authorized to purchase and sell futures and option contracts but at this time have no intention of doing so for the coming year include: UTILITIES INCOME FUND and TOTAL RETURN FUND which may purchase and sell futures contracts and options on futures contracts to hedge their portfolios, and UTILITIES INCOME FUND, BLUE CHIP FUND, and TOTAL RETURN FUND which may purchase and sell options on securities and indices to enhance income. Certain special characteristics of and risks associated with using these instruments are discussed below. In addition to the investment guidelines (described below) adopted by each Fund's Board to govern a Fund's investments in futures and options, use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the Commodities Futures Trading Commission ("CFTC"). In addition, a Fund's ability to use these instruments will be limited by tax considerations. See "Taxes."

      To the extent that they participate in the options or futures markets, the Funds will incur investment risks and transaction costs to which the Funds would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Funds may leave the Funds in a worse position than if such strategies were not used. The Funds might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2)
imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

      FUTURES AND OPTIONS ON FUTURES STRATEGIES. GLOBAL FUND expects to use stock index futures contracts and options thereon in anticipation of a significant market or market sector advance. The purchase of a stock index futures contract affords a hedge against not participating in such advance at a time when the Fund is not fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual stocks which may then be purchased in a orderly fashion. Further, stock index futures contracts and options thereon may be purchased to maintain a desired percentage of the Fund invested in stocks in the event of a large cash flow into the Fund, or to generate additional income from cash held by the Fund. Stock index futures and options thereon may also be used to adjust country exposure. When the Fund purchases a stock index futures contract on foreign stocks, an accompanying foreign currency forward or foreign currency futures contract is executed to provide the same currency exposure that would result from directly owning the underlying foreign stocks. Failure to obtain such currency exposure would constitute a hedge back into U.S. dollars with respect to such index futures positions. The value of the Fund's futures positions shall not exceed 5% of the total assets in the Fund's portfolio.

      SPECIAL CHARACTERISTICS AND RISKS OF FUTURES TRADING. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, the Funds are required to deposit with their custodian in a segregated account in the name of the futures broker through which the transaction is effected and amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% or less of the contract value. This amount is known as "initial margin." When writing a call or put option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. A

Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

      Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

      Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements a Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

      Successful use by a Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities, currency and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the underlying instruments or currencies. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to a Fund. If the price of the futures contract or related option moves more than the price of the underlying instruments or currencies, a Fund will experience either a loss or a gain on the futures contract or related option that may or may not be completely offset by movement in the price of the instruments or currencies that are the subject of the hedge.

      In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities or currencies being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities or currencies because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

      Positions in futures contracts and related options may be closed out only on the exchange or board of trade that provides a secondary market for such futures contracts or related options. Although a Fund intends to purchase or sell futures contracts and related options only on the exchanges or boards of trade where there appears to be a liquid secondary market for such futures and related options, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

      Options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

      Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements, In addition, although the maximum amount at risk when s Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to s Fund when the use of a futures contract would not, such as when there is no movement in the level of the underlying stock index or the value of securities or currencies being hedged.

      A Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, a Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

      SPECIAL RISKS RELATED TO FOREIGN CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS. Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally. Further, settlement of a foreign currency futures contract may occur within the country issuing the underlying currency. In that case, a Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents, and may be required to pay any fees, taxes or charges associated with such delivery that are assessed in the issuing country.

      Options on foreign currency futures contracts may involve certain additional risks. Trading of such options is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, a Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options thereon involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a foreign currency futures contract would result in a loss, such as when there is no movement in the price of the underlying currency or futures contract.

      FUTURES GUIDELINES. To the extent that a Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the in-the-money amount for options that are in-the-money at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any contracts into which the Fund has entered. This policy does not limit a Fund's assets at risk to 5%. The value of all futures sold will not exceed the total market value of a Fund's portfolio.

      COVER FOR FUTURES AND OPTIONS STRATEGIES. No Fund will use leverage in its futures and options strategies. No Fund will write options or purchase or sell futures contracts unless it owns either (1) an offsetting ("covered") position in securities, or other options or futures contracts or (2) cash and liquid securities with a value sufficient at all times to cover its potential obligations. A Fund will comply with guidelines established by the SEC with respect to coverage of such instruments by mutual funds and, if required, will set aside cash and liquid securities in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and securities held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management and decrease a Fund's liquidity.

      SPECIAL CHARACTERISTICS AND RISKS OF OPTIONS TRADING. A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to sell securities under a call option it has written, a Fund may purchase a call option of the same series (that is, a call option identical in its terms to the call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may write an option of the same series, as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.

      The value of an option position will reflect, among other things, the current market price of the underlying security or index, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security or index and general market conditions. For this reason, the successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities or, in the case of index options, fluctuations in the market sector represented by the index selected.

      Options normally have expiration dates of up to nine months. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

      A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Although a Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any particular time. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although a Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there is no assurance that a Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to a Fund. For example, because a Fund must maintain a covered position or segregate assets with respect to any call option it writes, a Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

      Index options are settled exclusively in cash. If a Fund purchases an option on an index, the option is settled based on the closing value of the index on the exercise date. Thus, a holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. For example, in the case of a call option, if such a change causes the closing index value to fall below the exercise price of the option on the index, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option.

      A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

      FORWARD CURRENCY CONTRACTS STRATEGIES. GROWTH & INCOME FUND, SPECIAL SITUATIONS FUND, TOTAL RETURN FUND and GLOBAL FUND may use forward currency contracts to protect against uncertainty in the level of future foreign currency exchange rates. The GLOBAL FUND currently is the only Fund that intends to use this authority in the coming year. The Funds will not speculate with forward currency contracts or foreign currency exchange rates.

      While the Funds generally do not attempt to hedge its foreign security holdings against the risk of changes in foreign currency exchange rates, it will use forward currency contracts to hedge cash positions during the settlement of transactions and in between transactions. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, a Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment, as the case may be, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. When the Fund uses foreign currency contracts in connection with stock index futures contracts, as noted previously it is doing so to replicate the experience of owning the foreign securities and not to hedge against foreign currency fluctuations.

      The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (I.E., cash) market and bear the expense of such purchase if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward currency contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and transactions costs. Unless a Fund's obligations under a forward contract are covered with positions in securities, currencies or other forward contracts, a Fund will enter into a forward contract only if the Fund maintains cash or liquid assets in a segregated account in an amount not less than the value of a Fund's total assets committed to the consummation of the contract, as marked to market daily.

      At or before the maturity date of a forward contract requiring a Fund to sell a currency, a Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which a Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Fund would realize a gain or loss as a result of entering into an offsetting forward currency contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and the offsetting contract. There can be no assurance that the Fund will be able to enter into new or offsetting forward currency contracts. Forward currency contracts also involve a risk that the other party to the contract may fail to deliver currency or pay for currency when due, which could result in substantial losses to a Fund. The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved.


                               PORTFOLIO TURNOVER

      Although each Fund generally will not invest for short-term trading purposes, portfolio securities may be sold from time to time without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage."

    For the fiscal year ended September 30, 1998, the portfolio turnover rate for GROWTH & INCOME FUND, MID-CAP OPPORTUNITY FUND, UTILITIES INCOME FUND, BLUE CHIP FUND, SPECIAL SITUATIONS FUND, TOTAL RETURN FUND and GLOBAL FUND was 36%, 102%, 83%, 71%, 70%, 111% and 82%, respectively. For the fiscal year ended September 30, 1999, the portfolio turnover rate for GROWTH & INCOME FUND, MID-CAP OPPORTUNITY FUND, UTILITIES INCOME FUND, BLUE CHIP FUND, SPECIAL SITUATIONS FUND, TOTAL RETURN FUND and GLOBAL FUND was 112%, 171%, 65%, 97%, 132%, 127% and 92% respectively.


                             INVESTMENT RESTRICTIONS

      The investment restrictions set forth below have been adopted by the respective Fund and, unless identified as non-fundamental policies, may not be changed without the affirmative vote of a majority of the outstanding voting securities of that Fund, voting separately from any other Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or
(2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a particular Fund's assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by each Fund at the time it purchases any security.

      GROWTH & INCOME FUND will not:

      (1) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed).

      (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, more than 5% of such assets would then be invested in securities of a single issuer.

      (3) With respect to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

      (4) Concentrate its investments in any particular industry.

      (5) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

      (6) Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate, securities of companies which invest or deal in real estate, and interests in real estate investment trusts.

      (7) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (8) Make loans, except loans of portfolio securities and repurchase agreements.

      The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

      (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market and securities eligible for resale under Rule 144A under the 1933 Act, are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

      (2) Make investments for the purpose of exercising control or management.

      (3) Purchase any securities on margin.

      (4) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of SERIES FUND II, as principals.

      MID-CAP OPPORTUNITY FUND will not:

      (1) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed).

      (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (a) as to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer, or (b) 25% or more of the Fund's total assets would be invested in a single industry.

      (3) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

      (4) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

      (5) Buy or sell commodities or commodity contracts, including futures contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate, and interests in real estate investment trusts.

      (6) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain Federal securities laws.

      (7) Make investments for the purpose of exercising control or management.

      (8) Purchase any securities on margin.

      (9) Make loans, except through repurchase agreements.

      (10) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of SERIES FUND II, as principals.

      (11) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of SERIES FUND II or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

      (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market and securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended, are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

      (2) Write, purchase or sell options (puts, calls or combinations thereof).

      UTILITIES INCOME FUND will not:

      (1) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its net assets (not including the amount borrowed).

      (2) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result as to 75% of the Fund's total assets more than 5% of such assets would then be invested in securities of a single issuer.

      (3) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

      (4) Concentrate its investments in any particular industry, except that the Fund may concentrate its investments in securities of companies in the public utilities industry.

      (5) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

      (6) Buy or sell commodities or commodity contracts, or real estate or interests in real estate, except that the Fund may purchase and sell futures contracts, options on futures contracts, securities that are secured by real estate, securities of companies which invest or deal in real estate, and interests in real estate investment trusts.

      (7) Act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (8) Make investments for the purpose of exercising control or management.

      (9) Purchase any securities on margin, except the Fund may make deposits of margin in connection with futures contracts and options.

      (10) Make loans, except loans of portfolio securities and repurchase agreements.

      (11) Purchase or sell portfolio securities from or to the Adviser or any director or officer thereof or of SERIES FUND II, as principals.

      (12) Invest in any securities of any issuer if, to the knowledge of the Fund, any officer or director of SERIES FUND II or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers or directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      The following investment restrictions are not fundamental and may be changed without shareholder approval. The Fund will not:

      (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market and securities eligible for resale under Rule 144A under the 1933 Act, are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors.

      (2) Make short sales of securities, except short sales "against the box."

      BLUE CHIP FUND will not:

      (1) Make short sales of securities to maintain a short position.

      (2) Issue senior securities, borrow money or pledge its assets except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings.

      (3) Make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets).

      (4) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (2) 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

      (5) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

      (6) Pledge, mortgage or hypothecate any of its assets except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (2) above, provided the Fund maintains asset coverage of at least 300% for pledged assets.

      (7) Buy or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

      (8) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (9) Make investments for the purpose of exercising control or management.

      (10) Purchase any securities on margin.

      (11) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.

      (12) Invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      The following investment restriction is not fundamental and may be changed without shareholder approval. The investment restriction provides that the Fund will not:

      Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees.

      SPECIAL SITUATIONS FUND will not:

      (1) Make short sales of securities "against the box" in excess of 10% of the Fund's total assets.

      (2) Issue senior securities or borrow money, except that the Fund may borrow money from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

      (3) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

      (4) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

      (5) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with paragraph (2) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.

      (6) Buy or sell commodities or commodity contracts including futures contracts, or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and interests in real estate investment trusts.

      (7) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (8) Make investments for the purpose of exercising control or management.

      (9) Purchase any securities on margin.

      (10) Make loans, except through repurchase agreements.

      (11) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.

      (12) Invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      The following investment restrictions are not fundamental and may be changed without shareholder approval. These investment restrictions provide that the Fund will not:

      (1) Invest more than 15% of its net assets in repurchase agreements maturing in more than seven days or in other illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions as to resale. Securities that have legal or contractual restrictions as to resale but have a readily available market are not deemed illiquid for purposes of this limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees.

      (2) Write, purchase or sell options (puts, calls or combinations thereof).

      TOTAL RETURN FUND will not:

      (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

      (2) Issue senior securities.

      (3) Make loans, except loans of portfolio securities (limited to 10% of the Fund's total assets).

      (4) Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (i) as to 75% of the Fund's total assets (taken at current value), more than 5% of such assets would then be invested in securities of a single issuer, or (ii) 25% or more of the Fund's total assets (taken at current value) would be invested in a single industry.

      (5) Purchase more than 10% of the outstanding voting securities of any one issuer or more than 10% of any class of securities of one issuer (all debt and all preferred stock of an issuer are each considered a single class for this purpose).

      (6) Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, including limited partnership interests.

      (7) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      (8) Make investments for the purpose of exercising control or management.

      (9) Purchase or sell portfolio securities from or to the Adviser or any director, officer or Trustee thereof or of Series Fund, as principals.

      (10) Invest in any securities of any issuer if, to the knowledge of Series Fund, any officer, director or Trustee of Series Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or Trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

      The following investment restrictions are not fundamental and may be changed without shareholder approval. These investment restrictions provide that the Fund will not:

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation; the Adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Trustees.

      (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

      (3) Enter into futures contracts or options on futures contracts for non-bona fide hedging purposes if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on future contracts written by the Fund would exceed the market value of the total assets of the Fund.

      (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

      (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

      GLOBAL FUND will not:

      (1) Borrow money, except from banks and only for temporary or emergency purposes and then in amounts not in excess of 5% of its total assets taken at cost or value, whichever is the lesser.

      (2) Make loans to other persons, except that the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors that it deems qualified, authorize the Fund to lend securities for the purpose of covering short positions of the borrower, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such collateral so that it amounts at all times to at least 100% of the value of the securities. Such security loans will not be made if as a result the aggregate of such loans exceed 10% of the value of the Fund's total assets. The purchase of a portion of an issue of publicly distributed debt securities is not considered the making of a loan. This restriction is not intended to prohibit the Fund from investing in repurchase agreements.

      (3) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      (4) Invest more than 15% of the value of its total assets in warrants.

      (5) Invest more than 25% of the value of its total assets in securities of foreign issuers, other than American Depository Receipts, that are not listed on a recognized U.S. or foreign securities exchange, including no more than 10% of the value of its assets in securities with a limited trading market.

      (6) Invest 25% or more of the value of its total assets in a particular industry at one time. The Fund, however, is not limited in the amount of its total assets that may be invested in any particular country.

      (7) Underwrite securities of other issuers, except to the extent that the purchase and sale of restricted securities may be deemed to be underwriting.

      (8) Purchase or sell real estate, commodities or commodity contracts. However, the Fund may purchase interests in real estate investment trusts whose securities are registered under the 1933 Act and are readily marketable, and may purchase or sell options on securities, securities indices and foreign currencies, stock index futures, interest rate futures and foreign currency futures, as well as options on such futures contracts.

      (9) Invest in companies for the purpose of exercising control or management.

      (10) Purchase any securities on margin or sell any securities short, except to make margin deposits in connection with the use of options, futures contracts and options on futures contracts.

      (11) Purchase or retain securities of any issuer if any officer or Director of the Fund or the Adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and, together such officers and Directors own more than 5% of the securities of such issuer.

      (12) Purchase or sell portfolio securities from or to the Adviser or any Director or officer thereof or of the Fund, as principals.

      (13) Buy or sell puts, calls, straddles or spreads, except with respect to options on securities, securities indices and foreign currencies or on futures contracts.

      (14) Issue senior securities.

      (15) Invest more than 5% of the value of its total assets in securities of issuers that have been in business for less than three years.

      (16) Invest in securities of other domestic investment companies, except in connection with a merger of another investment company, although the Fund may purchase the securities of foreign investment companies or investment trusts in the open market where no commissions or profits accrue to a sponsor or dealer other than customary broker's commission, provided such securities do not have an aggregate value (at cost) of more than 10% of the value of the Fund's total net assets. Investment in securities of other investment companies may cause a duplication of management and/or advisory fees.

      The following investment restrictions are not fundamental and may be changed without prior shareholder approval. These restrictions provide that the Fund may not.

      (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

      (2) Pledge, mortgage or hypothecate any of its assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for all such borrowings.


                         DIRECTORS/TRUSTEES AND OFFICERS

      The following table lists the Directors/Trustees and executive officers of SERIES FUND II, SERIES FUND and GLOBAL FUND, their business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

GLENN O. HEAD*+ (74), President and Director/Trustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Asset Management Company, Inc. ("FIAMCO"), First Investors Corporation ("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

KATHRYN S. HEAD*+ (44), Director/Trustee, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC and EIC; President, EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A.

LARRY R. LAVOIE* (52), Director/Trustee. Assistant Secretary, ADM, EIC, EIMCO, FIAMCO, FICC and FIMCO; President, FIAMCO; Secretary and General Counsel, FIC.

REX R. REED** (77), Director/Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

HERBERT RUBINSTEIN** (78), Director/Trustee, 695 Charolais Circle, Edwards, CO 81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

NANCY SCHAENEN** (68), Director/Trustee, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

JAMES M. SRYGLEY** (67), Director/Trustee, 39 Hampton Road, Chatham, NJ 07928. Principal, Hampton Properties, Inc. (property investment company).

JOHN T. SULLIVAN* (67), Director/Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

ROBERT F. WENTWORTH** (70), Director/Trustee, 217 Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

JOSEPH I. BENEDEK (42), Treasurer and Principal Accounting Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIMCO, EIMCO and FIAMCO.

CONCETTA DURSO (64), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

PATRICIA D. POITRA (44), Vice President, SERIES FUND and SERIES FUND II. Vice President, First Investors U.S. Government Plus Fund; Director of Equities, FIMCO.

CLARK D. WAGNER (40), Vice President, SERIES FUND. Vice President, First Investors Multi-State Insured Tax Free Fund, First Investors New York Insured Tax Free Fund, Inc., First Investors Insured Tax Exempt Fund, Inc., Executive Investors Trust, First Investors Series Fund, and First Investors Government Fund, Inc.; Chief Investment Officer, FIMCO.

DENNIS FITZPATRICK (41), Vice President, SERIES FUND and SERIES FUND II. Vice President, First Investors Series Fund II, Inc. and First Investors Series Fund.; Portfolio Manager, FIMCO.

NANCY W. JONES (55), Vice President, SERIES FUND. Vice President, First Investors Asset Management Company, Inc., First Investors High Yield Fund, Inc., First Investors Special Bond Fund, Inc., and Executive Investors Trust; Portfolio Manager, FIMCO.

GEORGE V. GANTER (47), Vice President, SERIES FUND. Vice President, First Investors Asset Management Company, Inc.; Portfolio Manager, FIMCO.
--------------------------
*These Directors may be deemed to be "interested persons," as defined in the 1940 Act.
** These Directors are members of the Board's Audit Committee.
+  Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

      The Directors and officers, as a group, owned less than 1% of either Class A or Class B shares of each Fund.

      All of the officers and Directors, except for Ms. Poitra, Mr. Wagner, Mr. Fitzpatrick, Ms. Jones, and Mr. Ganter, hold identical or similar positions with the other registered investment companies in the First
Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.

      The following table lists compensation paid to the Directors of each Fund for the fiscal year ended September 30, 1999.

                                                               TOTAL
                                                               COMPENSATION
                                                               FROM FIRST
                     AGGREGATE      AGGREGATE     AGGREGATE    INVESTORS
                     COMPENSATION   COMPENSATION  COMPENSATION FAMILY OF
                     FROM           FROM          FROM         FUNDS PAID
                     SERIES FUND    SERIES        GLOBAL       TO
DIRECTOR             II**           FUND**+       FUND**       DIRECTOR++
--------             ----           -------       ------       ----------


James J. Coy*        $0            $0            $0           $0
Glenn O. Head        $0            $0            $0           $0
Kathryn S. Head      $0            $0            $0           $0
Larry R. Lavoie      $0            $0            $0           $0
Rex R. Reed          $5,455        $7,100        $2,400       $41,695
Herbert Rubinstein   $5,455        $7,100        $2,400       $41,695
Nancy Schaenen       $5,455        $7,100        $2,400       $41,695
James M. Srygley     $5,455        $7,100        $2,400       $41,695
John T. Sullivan     $0            $0            $0           $0
Robert F. Wentworth  $5,455        $7,100        $2,400       $41,695

--------------------
* On March 27, 1997, Mr. Coy resigned as a Director of the Funds. Mr. Coy currently serves as an emeritus Director.
** Compensation to officers, interested Directors of the Funds and the emeritus Director is paid by the Adviser.
+ Does not include compensation with respect to the Insured Intermediate Tax Exempt Fund.
++ The First Investors Family of Funds consist of 15 separate registered investment companies. The total compensation shown in this column is for the twelve month period ended September 30, 1999.

                                   MANAGEMENT

      ADVISER. Investment advisory services to each Fund are provided by First Investors Management Company, Inc. pursuant to an Investment Advisory Agreement ("Advisory Agreement") dated June 13, 1994. The Advisory Agreement was approved by each Fund's Board, including a majority of the Directors who are not parties to the Funds' Advisory Agreement or "interested persons" (as defined in the 1940
Act) of any such party ("Independent Directors"), in person at a meeting called for such purpose and by a majority of the public shareholders of each Fund.

      Pursuant to each Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the Directors. The Advisory Agreement also provides that FIMCO shall provide the Funds with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of each Fund and assume certain expenses thereof, other than obligations or liabilities of the Funds. An Advisory Agreement may be terminated at any time, with respect to a Fund, without penalty by the Directors or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the Directors or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval.

      Under the Advisory Agreements, each Fund is obligated to pay the Adviser an annual fee, paid monthly, according to the following schedules:

                            MID-CAP OPPORTUNITY FUND
                                                                  Annual
Average Daily Net Assets                                           Rate
------------------------                                          -----
Up to $200 million..........................................       1.00%
In excess of $200 million up to $500 million................       0.75
In excess of $500 million up to $750 million................       0.72
In excess of $750 million up to $1.0 billion................       0.69
Over $1.0 billion...........................................       0.66

                 GROWTH & INCOME FUND, UTILITIES INCOME FUND
                                                                  Annual
Average Daily Net Assets                                           Rate
------------------------                                          -----
Up to $300 million..........................................       0.75%
In excess of $300 million up to $500 million................       0.72
In excess of $500 million up to $750 million................       0.69
Over $750 million...........................................       0.66

                                   GLOBAL FUND
                                                                  Annual
Average Daily Net Assets                                           Rate
------------------------                                          -----
Up to $250 million..........................................        1.00%
In excess of $250 million up to $500 million................        0.97
In excess of $500 million up to $750 million................        0.94
Over $750 million...........................................        0.91

          BLUE CHIP FUND, TOTAL RETURN FUND, SPECIAL SITUATIONS FUND
                                                                  Annual
Average Daily Net Assets                                           Rate
------------------------                                          -----
Up to $200 million..........................................        1.00%
In excess of $200 million up to $500 million................        0.75
In excess of $500 million up to $750 million................        0.72
In excess of $750 million up to $1.0 billion................        0.69
Over $1.0 billion...........................................        0.66

      The following tables reflect the advisory fees paid, advisory fees waived and expenses reimbursed with respect to each Fund for the fiscal years ended October 31, 1997, December 31, 1997, September 30, 1998 and September
30, 1999.

                                 FISCAL YEAR ENDED 10/31/97
                                 ADVISORY      ADVISORY      EXPENSES
                                 FEES PAID   FEES WAIVED     REIMBURSED

MID-CAP OPPORTUNITY FUND          $86,930      $28,977         $38,900
GROWTH & INCOME FUND              561,048      125,042           17,942
UTILITIES INCOME FUND             601,030      169,147         137,128


                                 FISCAL YEAR ENDED 12/31/97
                                 ADVISORY      ADVISORY      EXPENSES
                                 FEES PAID   FEES WAIVED     REIMBURSED

BLUE CHIP FUND                    $2,451,280    $817,093        $0
SPECIAL SITUATIONS FUND            1,411,573     470,525        $0
TOTAL RETURN FUND                    474,344     158,115        $0
GLOBAL FUND                        2,883,822          $0        $0

                                        FISCAL YEAR ENDED 9/30/98
                                 ADVISORY      ADVISORY      EXPENSES
                                 FEES PAID   FEES WAIVED     REIMBURSED

MID-CAP OPPORTUNITY FUND            $243,554     $81,184         $35,000
GROWTH & INCOME FUND              $1,931,302          $0              $0
UTILITIES INCOME FUND               $886,819          $0              $0
BLUE CHIP FUND                    $2,447,114    $375,000              $0
SPECIAL SITUATIONS FUND           $1,215,398    $375,000              $0
TOTAL RETURN FUND                   $422,293    $140,764              $0
GLOBAL FUND                       $2,298,343          $0              $0

                                        FISCAL YEAR ENDED 9/30/99
                                 ADVISORY      ADVISORY      EXPENSES
                                 FEES PAID   FEES WAIVED     REIMBURSED

MID-CAP OPPORTUNITY FUND            $364,319    $121,439              $0
GROWTH & INCOME FUND              $3,035,400          $0              $0
UTILITIES INCOME FUND             $1,181,599          $0              $0
BLUE CHIP FUND                    $3,881,685    $501,256              $0
SPECIAL SITUATIONS FUND           $1,534,162    $494,988              $0
TOTAL RETURN FUND                   $702,691    $234,230              $0
GLOBAL FUND                       $3,222,946          $0              $0

      The Adviser has an Investment Committee composed of Dennis T. Fitzpatrick, George V. Ganter, Michael Deneka, David Hanover, Glenn O. Head, Kathryn S. Head, Nancy W. Jones, Michael O'Keefe, Patricia D. Poitra, Clark
D. Wagner, and Matthew Wright. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

      First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of First
Investors Corporation and the Funds' transfer agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.

      Prior to January 1, 1998, Wellington Management Company, LLP was the subadviser to GROWTH & INCOME FUND. For the fiscal year ended October 31, 1997, the Adviser paid Wellington Management Company, LLP fees of $489,484.

      SUBADVISER. Wellington Management Company, LLP has been retained by the Adviser and GLOBAL FUND as the investment subadviser to GLOBAL FUND under a subadvisory agreement dated June 13, 1994 ("Subadvisory Agreement"). The
Subadvisory Agreement was approved by the Board of Directors of the Fund, including a majority of Independent Directors in person at a meeting called for such purpose and by a majority of the shareholders of the GLOBAL FUND.

      The Subadvisory Agreement provides that it will continue for a period of more than two years from the date of execution only so long as such continuance is approved annually by either GLOBAL FUND's Board of Directors or a majority of the outstanding voting securities of the Fund and, in either case, by a vote of a majority of the Independent Directors voting in person at a meeting called for the purpose of voting on such approval. The Subadvisory Agreement provides that it will terminate automatically if assigned or upon the termination of the Advisory Agreement, and that it may be terminated at any time without penalty by GLOBAL FUND's Board of Directors or a vote of a majority of the outstanding voting securities of the Fund or by the Subadvisor upon not more than 60 days' nor less than 30 days' written notice. The Subadvisory Agreement provides that WMC will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Subadvisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation or from willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

      Under the Subadvisory Agreement, the Adviser will pay to the Subadviser a fee at an annual rate of 0.400% of the average daily net assets of GLOBAL FUND up to and including $50 million; 0.275% of the average daily net assets in excess of $50 million up to and including $150 million, 0.225% of the average daily net assets in excess of $150 million up to and including $500 million; and 0.200% of the average daily net assets in excess of $500 million. This fee will be computed daily and paid monthly. For the fiscal years ended December 31, 1997, September 30, 1998 and September 30, 1999, the Adviser paid the Subadviser fees of $786,373, $623,514 and $865,453, respectively

      Each Fund bears all expenses of its operations other than those assumed by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

                                   UNDERWRITER

      SERIES  FUND  II,  SERIES  FUND  AND  GLOBAL  FUND  have  entered  into an
Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. The Underwriting Agreement was approved by each Fund's Board, including a majority of the Independent Directors. The Underwriting Agreement provides that it will continue in effect from year to year, with respect to a Fund, only so long as such continuance is specifically approved at least annually by the Board or by a vote of a majority of the outstanding voting securities of such Fund, and in either case by the vote of a majority of the Independent Directors, voting in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement will terminate automatically in the event of its assignment.

      For the fiscal year ended October 31, 1997, FIC received underwriting commissions with respect to GROWTH & INCOME FUND, MID-CAP OPPORTUNITY FUND and UTILITIES INCOME FUND of $2,689,581, $365,416 and $586,037, respectively. For the same period, FIC allowed to unaffiliated dealers an additional $8,575 with respect to GROWTH & INCOME FUND, $1,353 with respect to MID-CAP OPPORTUNITY FUND and $770 with respect to UTILITIES INCOME FUND.

      For the fiscal year ended December 31, 1997, FIC received underwriting commissions with respect to BLUE CHIP FUND, SPECIAL SITUATIONS FUND, TOTAL RETURN FUND AND GLOBAL FUND of $3,445,078, $1,787,009, $372,980 and $1,410,014,
respectively. or the same period, FIC allowed to unaffiliated dealers an additional $22,793 with respect to BLUE CHIP FUND, $19,149 with respect to SPECIAL SITUATIONS FUND, $0 with respect to TOTAL RETURN FUND and $5,856 with respect to GLOBAL FUND.

      For the fiscal year ended September 30, 1998, FIC received underwriting commissions with respect to GROWTH & INCOME FUND, MID-CAP OPPORTUNITY FUND, UTILITIES INCOME FUND, BLUE CHIP FUND, SPECIAL SITUATIONS FUND, TOTAL RETURN FUND AND GLOBAL FUND of $3,063,270, $583,003, $766,650, $2,563,743, $1,334,822,
$398,189, and $814,076, respectively. For the same period, FIC allowed to unaffiliated dealers an additional $12,781 with respect to GROWTH & INCOME FUND, $3,970 with respect to MID-CAP OPPORTUNITY FUND, $1,729 with respect to UTILITIES INCOME FUND, $10,859 with respect to BLUE CHIP FUND, $8,944 with respect to SPECIAL SITUATIONS FUND, $472 with respect to TOTAL RETURN FUND and $2,883 with respect to GLOBAL FUND.

      For the fiscal year ended September 30, 1999, FIC received underwriting commissions with respect to GROWTH & INCOME FUND, MID-CAP OPPORTUNITY FUND, UTILITIES INCOME FUND, BLUE CHIP FUND, SPECIAL SITUATIONS FUND, TOTAL RETURN FUND AND GLOBAL FUND of $3,968,945, $464,848, $1,022,719, $2,836,749,
$1,087,759, $893,930, and $850,537, respectively. For the same period, FIC allowed to unaffiliated dealers an additional $19,863 with respect to GROWTH & INCOME FUND, $2,626 with respect to MID-CAP OPPORTUNITY FUND, $2,782 with respect to UTILITIES INCOME FUND, $18,643 with respect to BLUE CHIP FUND, $1,254 with respect to SPECIAL SITUATIONS FUND, $0 with respect to TOTAL RETURN FUND and $1,296 with respect to GLOBAL FUND.

                               DISTRIBUTION PLANS

      As stated in the Funds' Prospectus, pursuant to a separate plan of distribution for each class of shares adopted by SERIES FUND II, SERIES FUND AND GLOBAL FUND pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan" and, collectively, "Plans"), each Fund is authorized to compensate the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts. Each Class A Plan is a compensation plan except for the Global Fund Class A Plan which is a reimbursement plan. Each Class B Plan is a compensation plan.

      Each Plan was approved by each Fund's Board, including a majority of the Independent Directors, and by a majority of the outstanding voting securities of the relevant class of each Fund. Each Plan will continue in effect from year to year, with respect to a Fund, as long as its continuance is approved annually by either the Board or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors. The Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the Independent Directors will be committed to the discretion of such Independent Directors then in office.

      Each Plan can be terminated at any time by a vote of a majority of the applicable Fund's Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant class of shares of such Fund. Any change to any Plan that would materially increase the costs to that class of shares of such Fund may not be instituted without the approval of the outstanding voting securities of the class of shares of such Fund as well as any class of shares that converts into that class. Such changes also require approval by a majority of the applicable Fund's Independent Directors.

      In adopting each Plan, the Board considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Board believes that the amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.

      In reporting amounts expended under the Plans to the Directors, in the event that the expenses are not related solely to one class, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of that Fund's shares.

      For the fiscal year ended September 30, 1999, GROWTH & INCOME FUND, MID-CAP OPPORTUNITY FUND, UTILITIES INCOME FUND, BLUE CHIP FUND, SPECIAL SITUATIONS FUND, TOTAL RETURN FUND AND GLOBAL FUND paid $1,032,302, $127,413, $418,222, $1,367,207, $556,888, $260,211 and $926,324, respectively, in fees pursuant to the Class A Plan. For the same period, the Underwriter incurred the following Class A Plan-related expenses with respect to each Fund:

                                   COMPENSATION TO     COMPENSATION TO     COMPENSATION TO
FUND                                 UNDERWRITER           DEALERS         SALES PERSONNEL

GROWTH & INCOME FUND                    $658,224             $1,475             $372,603
MID-CAP OPPORTUNITY FUND                 $80,923               $389              $46,101
UTILITIES INCOME FUND                   $264,461               $263             $153,498
BLUE CHIP FUND                          $884,874              $1065             $481,268
SPECIAL SITUATIONS FUND                 $357,450            $11,656             $187,782
TOTAL RETURN FUND                       $163,339                $28              $96,844
GLOBAL FUND                             $538,398               $436             $387,490



      For the fiscal year ended September 30, 1999, GROWTH & INCOME FUND, MID-CAP OPPORTUNITY FUND, UTILITIES INCOME FUND, BLUE CHIP FUND, SPECIAL SITUATIONS FUND, TOTAL RETURN FUND AND GLOBAL FUND paid $645,751, $60,731, $183,929, $628,753, $189,233, $69,269 and $156,867, respectively, in fees pursuant to the Class B Plan. For the same period, the Underwriter incurred the following Class B Plan-related expenses with respect to each Fund:

                                   COMPENSATION TO     COMPENSATION TO     COMPENSATION TO
FUND                                 UNDERWRITER           DEALERS         SALES PERSONNEL

GROWTH & INCOME FUND                    $598,016             $5,665              $42,070
MID-CAP OPPORTUNITY FUND                 $55,458               $179               $5,094
UTILITIES INCOME FUND                   $167,200               $982              $15,747
BLUE CHIP FUND                          $555,151             $4,573              $69,029
SPECIAL SITUATIONS FUND                 $161,012             $3,129              $25,092
TOTAL RETURN FUND                        $67,262                $29               $1,978
GLOBAL FUND                             $134,416             $1,927              $20,524


DEALER CONCESSIONS. With respect to Class A shares of each Fund, the Fund will reallow a portion of the sales load to the dealers selling the shares as shown in the following table:

                                      SALES CHARGES AS % OF    CONCESSION TO
                                     OFFERING    NET AMOUNT    DEALERS AS % OF
AMOUNT OF INVESTMENT                   PRICE      INVESTED     OFFERING PRICE
--------------------                   -----      --------     --------------
Less than $25,000...................   6.25%        6.67%           5.13%
$25,000 but under $50,000...........   5.75         6.10            4.72
$50,000 but under $100,000..........   5.50         5.82            4.51
$100,000 but under $250,000.........   4.50         4.71            3.69
$250,000 but under $500,000.........   3.50         3.63            2.87
$500,000 but under $1,000,000.......   2.50         2.56            2.05

                        DETERMINATION OF NET ASSET VALUE

      Except as provided herein, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter market ("OTC") (including securities listed on exchanges whose primary market is believed to be
OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities may also be priced by pricing services. Pricing services use quotations obtained from investment dealers or brokers for the particular securities being evaluated, information with respect to market transactions in comparable securities and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the particular Fund's officers in a manner specifically authorized by the Board.

      With respect to each Fund, "when-issued securities" are reflected in the assets of the Fund as of the date the securities are purchased. Such investments are valued thereafter at the mean between the most recent bid and asked prices obtained from recognized dealers in such securities or by the pricing service. For valuation purposes, where applicable, quotations of foreign securities in foreign currencies are converted into U.S. dollar equivalents using the foreign exchange equivalents in effect.

      Each Fund's Board may suspend the determination of a Fund's net asset value per share separately for each class of shares for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the SEC or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

      EMERGENCY PRICING PROCEDURES. In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

      1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

      2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

            (a) In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE, or at such other time as may be prescribed in its prospectus; and

            (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in its prospectus.

      3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

      4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the NAV for the Funds and their shareholders.

                        ALLOCATION OF PORTFOLIO BROKERAGE

      The Adviser may purchase or sell portfolio securities on behalf of the Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions, however the price paid for the security may include an undisclosed dealer commission or "mark-up" or selling concessions. The Adviser normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Adviser may purchase certain money market instruments directly from an issuer without paying commissions or discounts. The Adviser may also purchase securities traded in the OTC market. As a general practice, OTC securities are usually purchased from market makers without paying commissions, although the price of the security usually will include undisclosed compensation. However, when it is advantageous to the Fund the Adviser may utilize a broker to purchase OTC securities and pay a commission.

      In purchasing and selling portfolio securities on behalf of the Fund, the Adviser will seek to obtain best execution. The Fund may pay more than the lowest available commission in return for brokerage and research services. Research and other services may include information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to securities, reports and analysis concerning issuers and their creditworthiness, and Lipper's Directors' Analytical Data concerning Fund performance and fees. The Adviser generally uses the research and other services to service all the funds in the First Investors Family of Funds, rather than the particular Funds whose commissions may pay for research or other services. In other words, a Fund's brokerage may be used to pay for a research service that is used in managing another Fund within the First Investors Fund Family. The Lipper's Directors' Analytical Data is used by the Adviser and the Fund Board to analyze a fund's performance relative to other comparable funds.

      In selecting the broker-dealers to execute the Fund's portfolio transactions, the Adviser may consider such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the trading characteristics of the security involved, the difficulty in executing the order, the research and other services provided, the expertise, reputation and reliability of the broker-dealer, access to new offerings, and other factors bearing upon the quality of the execution. The Adviser does not place portfolio orders with an affiliated broker, or allocate brokerage commission business to any broker-dealer for distributing fund shares. Moreover, no broker-dealer affiliated with the Adviser participates in commissions generated by portfolio orders placed on behalf of the Fund.

      The Adviser may combine transaction orders placed on behalf of a Fund and any other fund in the First Investors Group of Funds, any Fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by the Board of Directors.

      The following tables reflect the total commissions paid, commissions paid to brokers who furnished research services and the amount of portfolio transactions for which commissions were paid to brokers for research services, with respect to each Fund for the fiscal years ended October 31, 1997, December 31, 1997, September 30, 1998 and September 30, 1999.

                             FISCAL YEAR ENDED 10/31/97
                                                              TRANSACTIONS
                                                                FOR WHICH
                                               COMMISSIONS     COMMISSIONS
                                  TOTAL          PAID FOR       PAID FOR
                               COMMISSIONS       RESEARCH       RESEARCH
                                  PAID           SERVICES       SERVICES
                                  ----           --------       --------
MID-CAP OPPORTUNITY FUND          $111,995          $17,242       $6,861,292
GROWTH & INCOME FUND               146,190           46,196       50,452,086
UTILITIES INCOME FUND              277,318           13,624        6,820,235

                             FISCAL YEAR ENDED 12/31/97

                                                            TRANSACTIONS
                                                             FOR WHICH
                                             COMMISSIONS    COMMISSIONS
                                 TOTAL        PAID FOR        PAID FOR
                              COMMISSIONS     RESEARCH        RESEARCH
                                 PAID         SERVICES        SERVICES
                                 ----         --------        --------
BLUE CHIP FUND                $497,747       $270,364       $198,146,829
SPECIAL SITUATIONS FUND        285,203        126,202          51,723,575
TOTAL RETURN FUND              101,918         41,817          24,738,675
GLOBAL FUND                    940,540         44,537          45,620,259


                                       FISCAL YEAR ENDED 9/30/98

                                                             TRANSACTIONS
                                                               FOR WHICH
                                              COMMISSIONS     COMMISSIONS
                                 TOTAL          PAID FOR       PAID FOR
                              COMMISSIONS       RESEARCH       RESEARCH
                                  PAID          SERVICES       SERVICES
                                  ----          --------       --------
MID-CAP OPPORTUNITY FUND            $89,618         $12,996     $5,787,100
GROWTH & INCOME FUND               $257,106         $30,162    $23,988,319
UTILITIES INCOME FUND              $245,565         $31,740    $23,906,565
BLUE CHIP FUND                     $699,323         $55,969    $52,726,903
SPECIAL SITUATIONS FUND            $249,971         $26,598    $11,528,675
TOTAL RETURN FUND                  $108,028         $23,685    $20,827,238
GLOBAL FUND                      $1,169,770         $25,798    $24,747,557


                                       FISCAL YEAR ENDED 9/30/99

                                                             TRANSACTIONS
                                                               FOR WHICH
                                              COMMISSIONS     COMMISSIONS
                                 TOTAL          PAID FOR       PAID FOR
                              COMMISSIONS       RESEARCH       RESEARCH
                                  PAID          SERVICES       SERVICES
                                  ----          --------       --------
MID-CAP OPPORTUNITY FUND           $161,295         $14,340     $5,854,119
GROWTH & INCOME FUND             $1,045,261         $41,310    $40,109,981
UTILITIES INCOME FUND              $341,574         $15,306    $11,116,431
BLUE CHIP FUND                     $986,337         $22,062    $21,271,567
SPECIAL SITUATIONS FUND            $420,540         $16,625     $6,105,437
TOTAL RETURN FUND                  $167,714          $8,592     $7,161,041
GLOBAL FUND                      $1,598,921        $129,299    $67,959,392


                 PURCHASE, REDEMPTION AND EXCHANGE OF SHARES

      Information regarding the purchase, redemption and exchange of Fund shares is contained in the Shareholder Manual, a separate section of the SAI that is a distinct document and may be obtained free of charge by contacting your Fund.

      REDEMPTIONS-IN-KIND. If each Fund's Board should determine that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of the Fund. In this connection, Series Fund II has elected to be governed by Rule 18f-1 under the 1940 Act. Pursuant to Rule 18f-1 Series Fund II is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. With respect to all Funds, if shares are redeemed in kind, the redeeming shareholder will likely incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities for this purpose is described under "Determination of Net Asset Value."

                                      TAXES

      In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended, a Fund -- each Fund being treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer. If a Fund failed to qualify as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.

      Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

      A portion of the dividends from a Fund's investment company taxable income may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

      If shares of a Fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      Dividends and interest received by GROWTH & INCOME FUND, SPECIAL SITUATIONS FUND, GLOBAL FUND and TOTAL RETURN FUND, and gains realized by these Funds, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to benefit from any foreign tax credit or deduction available with respect to any foreign taxes paid by it. Pursuant to any such election, a Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) could either deduct the taxes deemed paid by the shareholder in computing taxable income or, alternatively, use the foregoing information in calculating the tax credit against the shareholder's Federal income tax. Each Fund that makes this election will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Form 1099 and all of whose foreign source income is "qualified passive income" may elect each year to be exempt from the extremely complicated foreign tax credit limitation and will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.

      GROWTH & INCOME FUND, SPECIAL SITUATIONS FUND, TOTAL RETURN AND GLOBAL FUND may each invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation - other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Fund is a U.S. shareholder that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Fund holds stock of a PFIC, it will be subject to Federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

      If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain - which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if those earnings and gain were not distributed to the Fund by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

      Each Fund may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over a Fund's adjusted basis in that stock as of the end of that year. Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs).

      GLOBAL FUND'S use of hedging strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involve complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), futures and options thereon, and forward currency contracts derived by GLOBAL FUND with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

      MID-CAP OPPORTUNITY FUND, TOTAL RETURN FUND and UTILITIES INCOME FUND may acquire zero coupon or other securities issued with original issue discount. As a holder of those securities, each such Fund must include in its income the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Similarly, each such Fund must include in its gross income securities it receives as "interest" on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

      If a Fund has an "appreciated financial position" - generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward contract entered into by a Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

                             PERFORMANCE INFORMATION

      A Fund may advertise its top holdings from time to time. A Fund may also advertise its performance in various ways.

      Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

            T=[(ERV/P)(1/n)]-1

      The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

            (ERV-P)/P  = TOTAL RETURN

      Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

      Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return information will fluctuate over time and return information for any given past period will not be an indication or representation of future rates of return. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

      Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the period ended September 30, 1999 are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN: 1, 2

                                        One Year             Five Years            Ten Years           Life Of Fund
                                  Class A    Class B    Class A     Class B    Class A   Class B   Class A   Class B
                                  Shares     Shares3    Shares      Shares3    Shares    Shares3   Shares    Shares3
                                  ------     -------    ------      -------    ------    -------   ------    -------
MID-CAP OPPORTUNITY FUND            35.61%     39.61%     15.37%       N/A       N/A       N/A       10.71%    15.74%
UTILITIES INCOME FUND                4.96%      7.13%     13.71%       N/A       N/A       N/A        9.47%    15.05%
GROWTH & INCOME FUND                16.02%     18.77%     18.57%       N/A       N/A       N/A       15.78%    20.92%
BLUE CHIP FUND                      17.07%     20.07%     18.26%       N/A       12.61%    N/A       N/A       20.37%
SPECIAL SITUATIONS FUND             23.03%     26.45%      9.05%       N/A       N/A       N/A       14.43%    10.85%
TOTAL RETURN FUND                    4.54%      6.72%     12.13%       N/A       N/A       N/A        9.22%    13.93%
GLOBAL FUND                         21.56%     24.78%     11.07%       N/A        8.00%    N/A       N/A       13.36%

         TOTAL RETURN: 1, 2

                                        ONE YEAR             FIVE YEARS            TEN YEARS           LIFE OF FUND
                                  Class A    Class B    Class A     Class B    Class A   Class B   Class A    Class B
                                  SHARES     SHARES3    SHARES      SHARES3    SHARES    SHARES3   SHARES     SHARES3
MID-CAP OPPORTUNITY FUND          35.61%     39.61%      104.39%       N/A       N/A       N/A      106.03%     99.21%
UTILITIES INCOME FUND              4.96%      7.13%       90.11%       N/A       N/A       N/A       81.83%     93.67%
GROWTH & INCOME FUND              16.02%     18.77%      134.34%       N/A       N/A       N/A      140.60%    144.84%
BLUE CHIP FUND                    17.07%     20.07%      131.33%       N/A      227.86%    N/A        N/A      139.63%
SPECIAL SITUATIONS FUND           23.03%     26.45%       54.21%       N/A       N/A       N/A      238.05%     62.50%
TOTAL RETURN FUND                  4.54%      6.72%       77.27%       N/A       N/A       N/A      129.85%     84.92%
GLOBAL FUND                       21.56%     24.78%       69.07%       N/A      115.94%    N/A        N/A       80.61%

1 All Class A total return figures assume the maximum front-end sales charge of 6.25% and dividends reinvested at net asset value. All Class B total return figures assume the maximum applicable CDSC. Prior to July 1, 1993, the maximum front-end sales charge was 6.90%. Prior to December 29, 1989, the maximum front-end sales charge was 7.25% for BLUE CHIP FUND and 8.50% for GLOBAL FUND.
2 Certain expenses of the Funds have been waived from commencement of operations through September 30, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived.
3. The inception dates for Class A shares of the Funds are as follows: MID-CAP OPPORTUNITY FUND - August 24, 1992; UTILITIES INCOME FUND - February 22, 1993; GROWTH & INCOME FUND - October 4, 1993 ; BLUE CHIP FUND - January 3, 1989; SPECIAL SITUATIONS FUND - September 18, 1990; TOTAL RETURN FUND - April 24, 1990; and GLOBAL FUND - November 16, 1981. The commencement date for the offering of Class B shares is January 12, 1995.

      Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual return and total return computed at net asset value for the period ended September 30, 1999 are set forth in the tables below:

         AVERAGE ANNUAL TOTAL RETURN: 1

                                        One Year             Five Years            Ten Years          Life Of Fund2
                                  Class A    Class B    Class A     Class B    Class A   Class B   Class A     Class B
                                  Shares     Shares2    Shares      Shares2    Shares    Shares2   Shares      Shares
                                  ------     -------    ------      -------    ------    -------   ------      ------
MID-CAP OPPORTUNITY FUND             44.67%   43.61%      16.87%       N/A       N/A       N/A       11.73%      15.99%
UTILITIES INCOME FUND                11.99%   11.13%      15.20%       N/A       N/A       N/A       10.54%      15.30%
GROWTH & INCOME FUND                 23.75%   22.77%      20.10%       N/A       N/A       N/A       17.04%      21.13%
BLUE CHIP FUND                       24.86%   24.07%      19.80%       N/A      13.33%     N/A        N/A        20.58%
SPECIAL SITUATIONS FUND              31.24%   30.45%      10.46%       N/A       N/A       N/A       15.25%      11.14%
TOTAL RETURN FUND                    11.50%   10.72%      13.60%       N/A       N/A       N/A        9.96%      14.19%
GLOBAL FUND                          29.63%   28.78%      12.53%       N/A      8.70%      N/A        N/A        13.62%


         TOTAL RETURN: 1
                                        ONE YEAR             FIVE YEARS            TEN YEARS          LIFE OF FUND2
                                  Class A    Class B    Class A     Class B    Class A   Class B   Class A    Class B
                                  SHARES     SHARES2    SHARES      SHARES2    SHARES    SHARES2   SHARES     SHARES
MID-CAP OPPORTUNITY FUND            44.67%     43.61%    118.01%       N/A       N/A       N/A      119.84%    101.21%
UTILITIES INCOME FUND               11.99%     11.13%    102.86%       N/A       N/A       N/A       93.87%     95.67%
GROWTH & INCOME FUND                23.75%     22.77%    149.82%       N/A       N/A       N/A      156.73%    146.84%
BLUE CHIP FUND                      24.86%     24.07%    146.75%       N/A     249.63%     N/A        N/A      141.63%
SPECIAL SITUATIONS FUND             31.24%     30.45%     64.48%       N/A       N/A       N/A      260.56%     64.50%
TOTAL RETURN FUND                   11.50%     10.72%     89.16%       N/A       N/A       N/A      145.08%     86.92%
GLOBAL FUND                         29.63%     28.78%     80.47%       N/A     130.21%     N/A        N/A       82.61%

1 Certain expenses of the Funds have been waived from commencement of operations through September 30, 1999. Accordingly, return figures are higher than they would have been had such expenses not been waived.
2 The inception dates for Class A shares of the Funds are as follows: MID-CAP OPPORTUNITY FUND - August 24, 1992; UTILITIES INCOME FUND - February 22, 1993; GROWTH & INCOME FUND - October 4, 1993 ; BLUE CHIP FUND - January 3, 1989; SPECIAL SITUATIONS FUND - September 18, 1990; TOTAL RETURN FUND - April 24, 1990; and GLOBAL FUND - November 16, 1981. The commencement date for the offering of Class B shares is January 12, 1995.

      Each Fund may include in advertisements and sales literature, information, examples and statistics to illustrate the effect of compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated
period of time resulting from the payment of dividends and capital gain distributions in additional shares. These examples may also include hypothetical returns comparing taxable versus tax-deferred growth which would pertain to an IRA, section 403(b)(7) Custodial Account or other qualified retirement program. The examples used will be for illustrative purposes only and are not representations by the Funds of past or future yield or return. Examples of typical graphs and charts depicting such historical performance, compounding and hypothetical returns are included in Appendix C.

      From time to time, in reports and promotional literature, the Funds may compare their performance to, or cite the historical performance of, Overnight Government repurchase agreements, U.S. Treasury bills, notes and bonds, certificates of deposit, and six-month money market certificates or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Funds' portfolio holdings, such as:

            Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

            Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

            Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

            Telerate Systems, Inc., a computer system to which the Adviser subscribes which daily tracks the rates on money market instruments, public corporate debt obligations and public obligations of the U.S. Treasury and agencies of the U.S.
      Government.

            THE WALL STREET JOURNAL, a daily newspaper publication which lists the yields and current market values on money market instruments, public corporate debt obligations, public obligations of the U.S. Treasury and agencies of the U.S. Government as well as common stocks, preferred stocks, convertible preferred stocks, options and commodities; in addition to indices prepared by the research departments of such financial organizations as Lehman Bros., Merrill Lynch, Pierce, Fenner and Smith, Inc., Credit Suisse First Boston, Salomon Smith Barney, Morgan Stanley Dean Witter & Co., Goldman, Sachs & Co., Donaldson, Lufkin & Jenrette, Value Line, Datastream International, HBSC James Capel, Warburg Dillion Read, County Natwest and UBS UK Limited, including information provided by the Federal Reserve Board, Moody's, and the Federal Reserve Bank.

            Merrill Lynch, Pierce, Fenner & Smith, Inc. "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

            Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

            Reuters, a wire service that frequently reports on global business.

            The  Consumer  Price  Index,  prepared  by the U.S.  Bureau of Labor
      Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

            The Credit Suisse First Boston High Yield Index is designed to measure the performance of the high yield bond market.

            The Lehman Brothers Aggregate Index is an unmanaged index which generally covers the U.S. investment grade fixed rate bond market, including government and corporate securities, agency mortgage pass-through securities, and asset-backed securities.

            The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, corporate debt which have at least one year to maturity and an outstanding par value of at least $100 million.

            The Morgan Stanley All Country World Free Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the developed and emerging markets of Eastern Europe, Latin America, Asia and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges and is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

            The Morgan Stanley World Index is designed to measure the performance of stock markets in the United States, Europe, Canada, Australia, New Zealand and the Far East. The index consists of approximately 60% of the aggregate market value of the covered stock exchanges.

            The NYSE composite of component indices--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

            The Russell 2000 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 1000 to 3000 by market capitalization.

            The Russell 2500 Index, prepared by the Frank Russell Company, consists of U.S. publicly traded stocks of domestic companies that rank from 500 to 3000 by market capitalization.

            The    Salomon    Brothers    Government    Index    is   a   market
      capitalization-weighted index that consists of debt issued by the U.S. Treasury and U.S. Government sponsored agencies.

            The    Salomon    Brothers    Mortgage    Index    is    a    market
      capitalization-weighted index that consists of all agency pass-throughs and FHA and GNMA project notes.

            The   Standard  &  Poor's  400   Mid-Cap   Index  is  an   unmanaged
      capitalization-weighted index that is generally representative of the U.S. market for medium cap stocks.

            The Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average of 30 stocks are unmanaged lists of common stocks frequently used as general measures of stock market performance. Their performance figures reflect changes of market prices and quarterly reinvestment of all distributions but are not adjusted for commissions or other costs.

            The    Standard    &    Poor's    Small-Cap    600    Index   is   a
      capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

            The Standard & Poor's Utilities Index is a capitalization-weighted index of 41 stocks designed to measure the performance of the utilities sector of the S&P 500 Index. The Index assumes the reinvestment of dividends.

            From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.


                               GENERAL INFORMATION

      SERIES FUND is a Massachusetts business trust organized on September 23, 1988. SERIES FUND is authorized to issue an unlimited number of shares of beneficial interest, no par value, in such separate and distinct series and classes of shares as the Board of Trustees shall from time to time establish. The shares of beneficial interest of Series Fund are presently divided into five separate and distinct series, each having two classes, designated Class A shares and Class B shares. Series Fund does not hold annual shareholder meetings. If requested to do so by the holders of at lest 10% of Series Fund's outstanding shares, Series Fund's Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees. Each share of each Fund has equal voting rights except as noted above.

       GLOBAL FUND was incorporated in the state of Maryland on March 9, 1981. GLOBAL FUND'S authorized capital stock consists of 100 million shares of common stock, all of one series, with a par value per share of $1.00. The Fund is authorized to issue shares of common stock in such separate and distinct series and classes of shares as the Fund's Board of Directors shall from time to time establish. The shares of common stock of the Fund are presently divided into two classes, designated Class A shares and Class B shares. Each class of the Fund represents interests in the same assets of the Fund. The Fund does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of the Fund's outstanding shares, the Fund's Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of the Fund has equal voting rights except as noted above.

      SERIES FUND II is a Maryland corporation organized on April 1, 1992. SERIES FUND II is authorized to issue 400 million shares of common stock, $0.001 par value, in such separate and distinct series and classes of shares as SERIES FUND II'S Board of Directors shall from time to time establish. The shares of common stock of SERIES FUND II are presently divided into four separate and distinct series, each having two classes, designated Class A shares and Class B shares. Each class of a Fund represents interests in the same assets of that Fund. SERIES FUND II does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of a Fund's outstanding shares, the Board of Directors will call a special meeting of shareholders for any purpose, including the removal of Directors. Each share of each Fund has equal voting rights except as noted above. Prior to December 31, 1997, the Mid-Cap Opportunity Fund was known as U.S.A. Mid-Cap Opportunity Fund and prior to February 15, 1996 it was known as Made in the U.S.A. Fund.

      CUSTODIAN. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund, except for the Global Fund, and employs foreign sub-custodians to provide custody of foreign assets for SPECIAL SITUATIONS FUND and TOTAL RETURN FUND. Brown Brothers Harriman & Co., 40 Water Street, Boston, MA 02109, is custodian of the securities and cash of the GLOBAL FUND and employs foreign subcustodians to provide custody of the GLOBAL FUND'S foreign assets.

      AUDITS AND REPORTS. The accounts of the Funds are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103-2108. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.

      LEGAL COUNSEL. Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036 serves as counsel to the Funds.

      TRANSFER AGENT. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check; $4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to forfeiture of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.

      5% SHAREHOLDERS. As of December 31, 1999, The Bank of New York, 48 Wall Street, New York, NY 10286, Custodian of First Investors Single Payment and Periodic Payment Plans for the Accumulation of Shares of First Investors Global Fund, Inc., owned of record 13.7% of the outstanding Class A shares of GLOBAL FUND for beneficial owners of such Plans.

      SHAREHOLDER LIABILITY. SERIES FUND is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of SERIES FUND. The Declaration of Trust however, contains an express disclaimer of shareholder liability for acts or obligations of SERIES FUND and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Fund's Declaration of Trust provides for indemnification out of the property of the Fund of any shareholder held personally liable for the obligations of SERIES FUND. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. SERIES FUND may have an obligation to indemnify Trustees and officers with respect to litigation.

      TRADING BY  PORTFOLIO  MANAGERS  AND OTHER  ACCESS  PERSONS.  Pursuant  to
Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Director or Trustees of the Funds, as applicable: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and (d) are prohibited from purchasing securities of initial public offerings.

                                   APPENDIX A
                        DESCRIPTION OF CORPORATE BOND AND
                          CONVERTIBLE SECURITY RATINGS

STANDARD & POOR'S

      The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

      The   ratings   are  based,   in  varying   degrees,   on  the   following
considerations:

      1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

      2. Nature of and provisions of the obligation;

      3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

      AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

      A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

      BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

      C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

      CI The rating "CI" is reserved for income bonds on which no interest is being paid.

      D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.


MOODY'S INVESTORS SERVICE, INC.

      Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

      A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

      Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                                   APPENDIX B
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S

      S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

      A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.


MOODY'S INVESTORS SERVICE, INC.

      Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.
      PRIME-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.
      -     High rates of return on funds employed.
      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                  APPENDIX C

    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference. This assumes a hypothetical investment of $10,000.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                               INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate. this assumes monthly installment with a constant hypothetical return rate of 8%.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

    [The following table is represented as a graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a difference of $331,215.

               25 years old ..............   573,443
               35 years old ..............   242,228
               45 years old ..............   103,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

    [The following table is represented as a chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1996.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00
                   1996 ..................  6,000.00

     The performance of the Dow Jones Industrial Average is not indicative of the performance of any particular investment. It does not take into account fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Please note that past performance does not guarantee future results.

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                   1966 .......................  96.61836
                   1967 .......................  93.80423
                   1968 .......................  89.59334
                   1969 .......................  84.36285
                   1970 .......................  79.88906
                   1971 .......................  77.33694
                   1972 .......................  74.79395
                   1973 .......................  68.80768
                   1974 .......................  61.27131
                   1975 .......................  57.31647
                   1976 .......................  54.63915
                   1977 .......................  51.20820
                   1978 .......................  46.98000
                   1979 .......................  41.46514
                   1980 .......................  36.85790
                   1981 .......................  33.84564
                   1982 .......................  32.60659
                   1983 .......................  31.41290
                   1984 .......................  30.23378
                   1985 .......................  29.12696
                   1986 .......................  28.81005
                   1987 .......................  27.59583
                   1988 .......................  26.43279
                   1989 .......................  25.27035
                   1990 .......................  23.81748
                   1991 .......................  23.10134
                   1992 .......................  22.45028
                   1993 .......................  21.86006
                   1994 .......................  21.28536
                   1995 .......................  20.76620
                   1996 .......................  20.16135


                   1996 .......................  100.00
                   1997 .......................  103.00
                   1998 .......................  106.00
                   1999 .......................  109.00
                   2000 .......................  113.00
                   2001 .......................  116.00
                   2002 .......................  119.00
                   2003 .......................  123.00
                   2004 .......................  127.00
                   2005 .......................  130.00
                   2006 .......................  134.00
                   2007 .......................  138.00
                   2008 .......................  143.00
                   2009 .......................  147.00
                   2010 .......................  151.00
                   2011 .......................  156.00
                   2012 .......................  160.00
                   2013 .......................  165.00
                   2014 .......................  170.00
                   2015 .......................  175.00
                   2016 .......................  181.00
                   2017 .......................  186.00
                   2018 .......................  192.00
                   2019 .......................  197.00
                   2020 .......................  203.00
                   2021 .......................  209.00
                   2022 .......................  216.00
                   2023 .......................  222.00
                   2024 .......................  229.00
                   2025 .......................  236.00
                   2026 .......................  243.00

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and service as in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                               1926 through 1996*

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
   Rolling Period             Periods           Periods           Periods
   --------------             -------           -------           -------
     1-Year                      71                51                72%
     5-Year                      67                60                90%
     10-Year                     62                60                97%
     15-Year                     57                57               100%
     20-Year                     52                52               100%


The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. **

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Large Company Stocks ..........  16.79


The following chart illustrates for the period shown that long-term corporate bonds have outpaced U.S. Treasury Bills and inflation.

                    Compound Annual Return from 1982 -- 1996*

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Long-Term Corp. bonds .........  13.66


* Source: Used with permission. (c)1997 Ibbotson Associates, Inc. All rights reserved. [Certain provisions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

** Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, returns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                          Your Taxable Equivalent Yield

                                        Your Federal Tax Bracket
                           ---------------------------------------------

                           28.0%        31.0%       36.0%       39.6%
  your tax-free yield
          3.00%             4.17%        4.35%       4.69%       4.97%
          3.50%             4.86%        5.07%       5.47%       5.79%
          4.00%             5.56%        5.80%       6.25%       6.62%
          4.50%             6.25%        6.52%       7.03%       7.45%
          5.00%             6.94%        7.25%       7.81%       8.25%
          5.50%             7.64%        7.97%       8.59%       9.11%


This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

    [The following table is represented as a graph in the printed document.]


The following graph illustrates how income has affected the gains from stock investments since 1965.


          S&P 500 Dividends Reinvested            S&P 500 Principal Only

12/31/64                        10,000                            10,000
12/31/65                        11,269                            10,906
12/31/66                        10,115                             9,478
12/31/67                        12,550                            11,383
12/31/68                        13,948                            12,255
12/31/69                        12,795                            10,863
12/31/70                        13,299                            10,873
12/31/71                        15,200                            12,046
12/31/72                        18,088                            13,929
12/31/73                        15,431                            11,510
12/31/74                        11,346                             8,090
12/31/75                        15,570                            10,642
12/31/76                        19,296                            12,680
12/31/77                        17,915                            11,221
12/31/78                        19,092                            11,340
12/31/79                        22,645                            12,736
12/31/80                        30,004                            16,019
12/31/81                        28,528                            14,460
12/31/82                        34,674                            16,595
12/31/83                        42,496                            19,461
12/31/84                        45,161                            19,733
12/31/85                        59,489                            24,930
12/31/86                        70,594                            28,575
12/31/87                        74,301                            29,154
12/31/88                        86,641                            32,769
12/31/89                       114,093                            41,699
12/31/90                       110,549                            38,964
12/31/91                       144,230                            49,214
12/31/92                       155,218                            51,411
12/31/93                       170,863                            55,039
12/31/94                       173,120                            54,191
12/31/95                       238,175                            72,676
12/31/96                       292,863                            87,403
11/30/97                       383,977                           112,732


Source: First Investors Management Company, Inc. Standard & Poor's is a registered trademark. The S&P 500 is an unmanaged index comprising 500 common stocks spread across a variety of industries. The total returns represented above compare the impact of reinvestment of dividends and illustrates past performance of the index. The performance of any index is not indicative of the performance of a particular investment and does not take into account the effects of inflation or the fees and expenses associated with purchasing mutual fund shares. Individuals cannot invest directly in any index. Mutual fund shares will fluctuate in value, therefore, the value of your original investment and your return may vary. Moreover, past performance is no guarantee of future results.

                              FINANCIAL STATEMENTS
                            AS OF SEPTEMBER 30, 1999


Registrants incorporate by reference the financial statements and report of independent auditors contained in the annual reports to shareholders for the fiscal year ended September 30, 1999 electronically filed with the Commission on December 7, 1999 (Accession Number: 0000912057-99-008506).

A Guide to Your
First Investors
Mutual Fund Account

as of January 11, 2000




INTRODUCTION
Investing in mutual funds doesn't have to be complicated. Your registered representative is available to answer your questions and help you process your transactions. First Investors offers personalized service and a wide variety of mutual funds. In the event you wish to process a transaction directly, the material provided in this easy-to-follow guide tells you how to contact us and explains our policies and procedures. Please note that there are special rules for money market funds.

Please read this manual completely to gain a better understanding of how shares are bought, sold, exchanged, and transferred. In addition, the manual provides you with a description of the services we offer to simplify investing. The services, privileges and fees referenced in this manual are subject to change. You should call our Shareholder Services Department at 1 (800) 423-4026 before initiating any transaction.

This manual must be preceded or accompanied by a First Investors mutual fund prospectus. For more complete information on any First Investors Fund, including charges and expenses, refer to the prospectus. Read the prospectus carefully before you invest or send money.



                              Principal Underwriter
                           First Investors Corporation
                                 95 Wall Street
                               New York, NY 10005
                                 1-212-858-8000
                                 Transfer Agent
                      Administrative Data Management Corp.
                                 581 Main Street
                              Woodbridge, NJ 07095
                                 1-800-423-4026
TABLE OF CONTENTS
HOW TO BUY SHARES
To Open  an  Account................1
To Open a Retirement Account........2
Minimum Initial Investment..........2
Additional Investments..............2
Acceptable Forms of Payment.........2
Share Classes.......................2
Share Class Specification...........3
Class A Shares......................3
Class B Shares......................5
How to Pay..........................6
HOW TO SELL SHARES
Written Redemptions.................9

Telephone Redemptions...............9
Electronic Funds Transfer...........9
Systematic Withdrawal Plans.........10
Expedited Wire Redemptions..........10

HOW TO EXCHANGE SHARES
Exchange Methods....................11
Exchange Conditions.................12
Exchanging Funds with
Automatic Investments or
Systematic Withdrawals..............12

WHEN AND HOW
FUND SHARES ARE PRICED..............13

HOW PURCHASE,
REDEMPTION AND
EXCHANGE ORDERS ARE
PROCESSED AND PRICED.................13
SPECIAL RULES FOR MONEY
MARKET FUNDS ........................14

RIGHT TO REJECT PURCHASE
OR EXCHANGE ORDERS...................15

SIGNATURE GUARANTEE
POLICY  .............................15

TELEPHONE SERVICES
Telephone Exchanges
and Redemptions......................16
Shareholder Services.................17

OTHER SERVICES.......................18

ACCOUNT STATEMENTS
Transaction Confirmation Statements..20
Master Account Statements 20
Annual and Semi-Annual Reports.......20

DIVIDENDS AND DISTRIBUTIONS
Dividends and Distributions..........21
Buying a Dividend....................21

TAX FORMS  ..........................22
THE OUTLOOK..........................22

HOW TO BUY SHARES
First Investors offers a wide variety of mutual funds to meet your financial needs ("FI Funds"). Your registered representative will review your financial objectives and risk tolerance, explain our product line and services, and help you select the right investments. Call our Shareholder Services Department at 1
(800) 423-4026 or visit us on-line at www.firstinvestors.com for more information.

TO  OPEN  AN  ACCOUNT
Before investing, you must establish an account with your broker-dealer. At First Investors Corporation ("FI") you do this by completing and signing a Master Account Agreement ("MAA"). Some types of accounts require additional paperwork.* After you determine the fund(s) you want to purchase, deliver your completed MAA and your check, made payable to First Investors Corporation, to your registered representative. New client accounts must be established through your registered representative.





NON-RETIREMENT
ACCOUNTS

We offer a variety of different "non-retirement" accounts, which is the term we use to describe all accounts other than retirement accounts.

INDIVIDUAL ACCOUNTS. These accounts may be opened by any adult individual. Telephone privileges are automatically available, unless they are declined.

JOINT ACCOUNTS. For any account with two or more owners, all owners must sign requests to process transactions. Telephone privileges allow any one of the owners to process transactions independently.

GIFTS AND TRANSFERS TO MINORS. Custodial accounts for a minor may be established under your state's Uniform Gifts/Transfers to Minors Act. Custodial accounts are registered under the minor's social security number.

TRUSTS. A trust account may be opened only if you have a valid written trust document.

TRANSFER ON DEATH (TOD). TOD registrations, available on all FI Funds in all states, allow individual and joint account owners to name one or more beneficiaries. The ownership of the account passes to the named beneficiaries in the event of the death of all account owners.

* ADDITIONAL PAPERWORK REQUIRED FOR CERTAIN ACCOUNTS.




TYPE OF ACCOUNT      ADDITIONAL DOCUMENTS REQUIRED

Corporations   First Investors Certificate of Authority
Partnership
& Trusts

Transfer On Death    First Investors TOD Registration Request Form
(TOD)

Estates        Original or Certified Copy of Death Certificate
               Certified Copy of Letters Testamentary/Administration
               First Investors Executor's Certification & Indemnification Form

Conservatorships     Certified copy of court document appointing Conservator/
& Guardianships      Guardian

RETIREMENT  ACCOUNTS
We offer the following types of retirement plans for individuals and employers:

INDIVIDUAL RETIREMENT ACCOUNTS including Roth, Traditional, and Rollover IRAs.

SIMPLE IRAS for employers.

SEP-IRAS (SIMPLIFIED EMPLOYEE PENSION PLANS) for small business owners or people with income from self-employment. SARSEP-IRAs are available as trustee to trustee transfers.

403(B)(7) accounts for employees of eligible tax-exempt organizations such as schools, hospitals and charitable organizations.

 401(K) plans for employers.

MONEY PURCHASE PENSION
& PROFIT SHARING plans for sole proprietors and partnerships.

Currently, there are no annual service fees chargeable to a participant in connection with an IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. Each Fund currently pays the annual $10.00 custodian fee for each IRA account maintained with such Fund. This policy may be changed at any time by a Fund on 45 days' written notice to the holder of any IRA, SEP-IRA, SARSEP-IRA or SIMPLE-IRA. First Financial Savings has reserved the right to waive its fees at any time or to change the fees on 45 days' prior written notice to the holder of any IRA. (First Financial Savings Bank will change its name to First Investors Federal Savings Bank.)

For more information about these plans call your registered representative or our Shareholder Services Department at
1 (800) 423-4026.

MINIMUM INITIAL
INVESTMENT
Your initial investment in a non-retirement fund account may be as little as $1,000. The minimum is waived if you use one of our Automatic Investment Programs (see How to Pay) or if you open a Fund account through a full exchange from another FI Fund. You can open a First Investors Traditional IRA or Roth IRA with as little as $500. Other retirement accounts may have lower initial investment requirements at the Fund's discretion.


ADDITIONAL INVESTMENTS
Once you have established an account, you can add to it through your registered representative or by sending us a check directly. There is no minimum requirement on additional purchases into existing fund accounts. Remember to include your FI Fund account number on your check made payable to First Investors Corporation.
Mail checks to:
FIRST INVESTORS CORPORATION
ATTN: DEPT. CP
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198

ACCEPTABLE FORMS OF PAYMENT The following forms of payment are acceptable:

-checks made payable to First Investors Corporation.

-Money Line and Automatic Payroll Investment electronic funds transfers.

-Federal Funds wire transfers.

For your protection, never give your registered representative cash or a check made payable to your registered representative.

We DO NOT accept:

-Third party checks.
-Traveler's checks.
-Checks drawn on non-US banks.
-Money orders.
-Cash.

SHARE  CLASSES
All FI Funds are available in Class A and Class B shares. Direct purchases into Class B share money market accounts are not accepted. Class B money market fund shares may only be acquired through an exchange from another Class B share account or through Class B share dividend cross-reinvestment.



Each class of shares has its own cost structure. As a result, different classes of shares in the same fund generally have different prices. Class A shares have a front-end sales charge. Class B shares may have a contingent deferred sales charge ("CDSC"). While both classes have a Rule 12b-1 fee, the fee on Class B shares is generally higher. The principal advantages of Class A shares are that they have lower overall expenses, the availability of quantity discounts on sales charges, and certain account privileges that are not offered on Class B shares. The principal advantage of Class B shares is that all your money is put to work from the outset. Your registered representative can help you decide which class of shares is best for you.

SHARE CLASS             SPECIFICATION
It's very important to specify which class of shares you wish to purchase when you open a new account. All First Investors account applications have a place to designate your selection. If you do not specify which class of shares you want to purchase, Class A shares will automatically be purchased.

CLASS  A SHARES
When you buy Class A shares, you pay the offering price - the net asset value of the fund plus a front-end sales charge. The front-end sales charge declines with larger investments.

    CLASS  A  SALES  CHARGES

                            AS A % OF          AS A % OF YOUR
    YOUR INVESTMENT       OFFERING PRICE        INVESTMENT
    up to  $24,999             6.25%              6.67%
    $25,000 - $49,999          5.75%              6.10%
    $50,000 - $99,999          5.50%              5.82%
    $100,000 - $249,999        4.50%              4.71%
    $250,000 - $499,999        3.50%              3.63%
    $500,000 - $999,999        2.50%              2.56%
    $1,000,000 or more            0%*                0%*

* If you invest $1,000,000 or more in Class A shares, you will not pay a front-end sales charge. However, if you make such an investment and then sell your shares within 24 months of purchase, you will pay a contingent deferred sales charge ("CDSC") of 1.00%.

Generally, you should consider purchasing Class A shares if you plan to invest $250,000 or more either initially or over time.
SALES CHARGE WAIVERS
& REDUCTIONS ON CLASS A SHARES:

If you qualify for one of the sales charge reductions or waivers, it is very important to let us know at the time you place your order. Include a written statement with your check explaining which privilege applies. If you do not include this statement we cannot guarantee that you will receive the reduction or waiver.

CLASS A SHARES MAY BE PURCHASED WITHOUT A SALES CHARGE: 1: By an officer, trustee, director, or employee of the Fund, the Fund's adviser or subadviser, First Investors Corporation, or any affiliates of First Investors Corporation, or by his/her spouse, child (under age 21) or grandchild (under age 21).

2: By a former officer, trustee, director, or employee of the Fund, First Investors Corporation, or their affiliates or by his/her spouse, child (under age 21) or child under UTMA/UGMA provided the person worked for the company for at least 5 years and retired or terminated employment in good standing.



3: By a FI registered representative or an authorized dealer, or by his/her spouse, child (under age 21) or grandchild (under age 21).

4: When Class A share fund distributions are reinvested in Class A shares.

5: When Class A share Systematic Withdrawal Plan payments are reinvested in Class A shares (except for certain payments from money market accounts which may be subject to a sales charge).

6: When qualified retirement plan loan repayments are reinvested in Class A shares.

7: With the liquidation proceeds from a First Investors Life Variable Annuity Fund A, C, or D contracts or First Investors Single Premium Retirement Annuity contract within one year of the contract's maturity date.

8: When dividends (at least $50 a year) from a First Investors Life Insurance Company policy are invested into an EXISTING account.

9: When a group qualified plan (401(k) plans, money purchase pension plans, profit sharing plans and 403(b) plans that are subject to Title I of ERISA) is reinvesting redemption proceeds from another fund on which a sales charge or CDSC was paid.

10: With distribution proceeds from a First Investors group qualified plan account into an IRA.

11: By participant directed group qualified plans with 100 or more eligible employees or $1,000,000 or more in assets.

12: In amounts of $1 million or more.

13: By individuals under a Letter of Intent or Cumulative Purchase Privilege of $1 million or more.

FOR ITEMS 9 THROUGH 13 ABOVE: A CDSC OF 1.00% WILL BE DEDUCTED IF SHARES ARE REDEEMED WITHIN 2 YEARS OF PURCHASE.

SALES CHARGES ON CLASS A SHARES MAY BE REDUCED FOR:
1: Participant directed group qualified retirement plans with 99 or fewer eligible employees. The initial sales charge is reduced to 3.00% of the offering price.

2: Certain unit trust holders ("unitholders") who elect to invest the entire amount of principal, interest, and/or capital gains distributions from their unit investment trusts in Class A shares. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merrit, Inc., unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc., and unitholders of various series of the Insured Municipal Insured National Trust, J.C. Bradford & Co. as agent, may buy Class A shares of a FI Fund with unit trust distributions at the net asset value plus a sales charge of 1.5%. Unitholders of various tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may buy Class A shares of a FI Fund at the net asset value plus a sales charge of 1.0%.

Unitholders may make additional purchases, other than those made by unit trust distributions, at the Fund's regular offering price.

+ CUMULATIVE PURCHASE PRIVILEGE
The Cumulative Purchase Privilege lets you add the value of all your existing FI Fund accounts (Class A and Class B shares) to the amount of your next Class A share investment to reach sales charge discount breakpoints. The Cumulative Purchase Privilege lets you add the values of all of your existing FI Fund accounts (except for amounts that have been invested directly in Cash Management or Tax Exempt Money Market accounts on which no sales charge was previously imposed) to the amount of your next Class A share investment in determining whether you are entitled to a sales charge discount. While sales charge discounts are available only on Class A shares, we will also include any Class B shares you may own in determining whether you have achieved a discount level. For example, if the combined current value of your existing FI Fund accounts is $25,000 (measured by offering price), your next purchase will be eligible for a sales charge discount at the $25,000 level. Cumulative Purchase discounts are applied to purchases as indicated in the first column of the Class A Sales Charge table.

All your accounts registered with the same social security number will be linked together under the Cumulative Purchase Privilege. Your spouse's accounts and custodial accounts held for minor children residing at your home can also be linked to your accounts upon request.

-Conservator accounts are linked to the social security number of the ward, not the conservator.

-Sole proprietorship accounts are linked to personal/family accounts only if the account is registered with a social security number, not an employer identification number ("EIN").

-Testamentary trusts and living trusts may be linked to other accounts registered under the same trust EIN, but not to the personal accounts of the trustee(s).

 -Estate accounts may only be linked to other accounts registered under the same EIN of the estate or social security number of the decedent.

 -Church and religious organizations may link accounts to others registered with the same EIN but not to the personal accounts of any member.

+ LETTER OF INTENT
A Letter of Intent ("LOI") lets you purchase Class A shares at a discounted sales charge level even though you do not yet have sufficient investments to qualify for that discount level. An LOI is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. Under an LOI, you can reduce the initial sales charge on Class A share purchases based on the total amount you agree to invest in both Class A and Class B shares during the 13 month period. Purchases made 90 days before the date of the LOI may be included, in which case the 13 month period begins on the date of the first purchase. Your LOI can be amended in two ways. First, you may file an amended LOI to raise or lower the LOI amount during the 13 month period. Second, your LOI will be automatically amended if you invest more than your LOI amount during the 13 month period and qualify for an additional sales charge reduction. Amounts invested in the Cash Management or Tax Exempt Money Market Funds are not counted toward an LOI.

By purchasing under an LOI, you acknowledge and agree to the following:

-You authorize First Investors to reserve 5% of your total intended investment in shares held in escrow in your name until the LOI is completed.

-First Investors is authorized to sell any or all of the escrow shares to satisfy any additional sales charges owed in the event you do not fulfill the LOI.

-Although you may exchange all your shares, you may not sell the reserve shares held in escrow until you fulfill the LOI or pay the higher sales charge.

CLASS B SHARES
Class B shares are sold without an initial sales charge, putting all your money to work for you immediately. If you redeem Class B shares within 6 years of purchase, a CDSC will be imposed. The CDSC declines from 4% to 0% over a 6-year period, as shown in the chart below. Class B share money market fund shares are not sold directly. They can only be acquired through an exchange from another Class B fund account or through cross reinvestment of dividends from another Class B share account. Class B shares, and the dividend and distribution shares they earn, automatically convert to Class A shares after 8 years, reducing future annual expenses.

Generally, you should consider purchasing Class B shares if you intend to invest less than $250,000 and you would rather pay higher ongoing expenses than an initial sales charge.



                              CLASS B SALES CHARGES

            THE CDSC DECLINES OVER TIME AS SHOWN IN THE TABLE BELOW:





      YEAR 1    2    3    4    5    6     7+

      CDSC 4%   4%   3%   3%   2%   1%    0%



If shares redeemed are subject to a CDSC, the CDSC will be based on the lesser of the original purchase price or redemption price. There is no CDSC on shares acquired through dividend and capital gains reinvestment. We call these "free shares."

Anytime you sell shares, your shares will be redeemed in the following manner to ensure that you pay the lowest possible CDSC:

First-Class B shares representing dividends and capital gains that are not subject to a CDSC.

Second-Class B shares held more than six years which are not subject to a CDSC.

Third-Class B shares held longest which will result in the lowest CDSC.

For purposes of calculating the CDSC, all purchases made during the calendar month are deemed to have been made on the first business day of the month at the average cost of the shares purchased during that period.

SALES CHARGE WAIVERS ON
CLASS B SHARES:
The CDSC on Class B shares does not apply to:

1: Appreciation on redeemed shares above their original purchase price and shares acquired through dividend or capital gains distributions.

2: Redemptions due to the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of an account owner. Redemptions following the death or disability of one joint owner of a joint account are not deemed to be as the result of death or disability.

3: Distributions from employee benefit plans due to plan termination.

4: Redemptions to remove an excess contribution from an IRA or qualified retirement plan.

5: Distributions upon reaching required minimum age 70 1/2 provided you have held the shares for at least three years.

6: Annual redemptions of up to 8% of your account's value redeemed by a Systematic Withdrawal Plan. Free shares not subject to a CDSC will be redeemed first and will count towards the 8% limit.

7: Shares redeemed from advisory accounts managed by or held by the Fund's investment advisor or any of its affiliates.

8: Tax-free returns of excess contributions from employee benefit plans.

9: Redemptions of non-retirement shares purchased with proceeds from the sale of shares of another fund group between April 29, 1996 and June 30, 1996 that did not pay a sales charge (other than money market fund accounts or retirement plan accounts).

10: Redemptions by the Fund when the account falls below the minimum.

11: Redemptions to pay account fees.

Include a written statement with your redemption request explaining which exemption applies. If you do not include this statement we cannot guarantee that you will receive the waiver.

HOW  TO  PAY
You can invest using one or more of the following options:

+ CHECK:
You can buy shares by writing a check payable to First Investors Corporation. If you are opening a new fund account, your check must meet the fund minimum. When making purchases to an existing account, remember to include your fund account number on your check.

AUTOMATIC INVESTMENTS:
We offer several automatic investment
programs to simplify investing.

+ MONEY LINE:
With our Money Line program, you can invest in a FI fund account with as little as $50 a month or $600 each year by transferring funds electronically from your bank account. You can invest up to $50,000 a month through Money Line.



Money Line allows you to select the payment amount and frequency that is best for you. You can make automatic investments bi-weekly, semi-monthly, monthly, quarterly, semi-annually, or annually.

The date you select as your Money Line investment date is the date on which shares will be purchased. THE PROCEEDS MUST BE AVAILABLE IN YOUR BANK ACCOUNT TWO BUSINESS DAYS PRIOR TO THE INVESTMENT DATE.

HOW TO APPLY:
1: Complete the Electronic Funds Transfer ("EFT") section of the application to provide complete bank information and authorize EFT fund share purchases. Attach a voided check or account statement. A signature guarantee of all shareholders and bank account owners is required. PLEASE ALLOW AT LEAST 10 BUSINESS DAYS FOR INITIAL PROCESSING.

2: Complete the Money Line section of the application to specify the amount, frequency and date of the investment.

3: Submit the paperwork to your registered representative or send it to:
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.
HOW TO CHANGE:
Provided you have telephone privileges, you may call Shareholder Services at 1
(800) 423-4026 to:

-Increase the payment up to $999.99 provided bank and fund account registrations are the same.

-Decrease the payment.

-Discontinue the service.

To change investment amounts, reallocate or cancel Money Line, you must notify us at least 3 business days prior to the investment date.

You must send a signature guaranteed written request to Administrative Data Management Corp. to:

-Increase the payment to $1,000 or more.



-Change bank information (a new Money Line Application and voided check or account statement is required).

A medallion signature guarantee (see Signature Guarantee Policy) is required to increase a Money Line payment to $25,000 or more. Changing banks or bank account numbers requires 10 days notice. Money Line service will be suspended upon notification that all account owners are deceased.

+ AUTOMATIC  PAYROLL
  INVESTMENT:
With our Automatic Payroll Investment service ("API") you can systematically purchase shares by salary reduction. To participate, your employer must offer direct deposit and permit you to electronically transfer a portion of your salary. Contact your company payroll department to authorize the salary reductions. If not available, you may consider our Money Line program.

Shares purchased through API are purchased on the day the electronic transfer is received by the Fund.

HOW TO APPLY:
1: Complete an API Application. If you are receiving a government payment and wish to participate in the API Program you must also complete the government's Direct Deposit Sign-up Form. Call Shareholder Services at 1 (800) 423-4026 for more information.

2: Complete an API Authorization Form.

3: Submit the paperwork to your registered representative or send it to:
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.

+ WIRE  TRANSFERS:
You may purchase shares via a Federal Funds wire transfer from your bank account into your EXISTING First Investors account. Federal Fund wire transfer proceeds are not subject to a holding period and are available to you immediately upon receipt, as long as we have been notified properly.



Shares will be purchased on the day we receive your wire transfer provided that we have received adequate instructions and you have previously notified us that the wire is on the way (by calling 1 (800) 423-4026). Your notification must include the Federal Funds wire transfer confirmation number, the amount of the wire, and the fund account number to receive same day credit. There are special rules for money market fund accounts.

To wire Federal Funds to an existing First Investors account (other than money markets), instruct your bank to wire your investment to:
FIRST FINANCIAL SAVINGS BANK, S.L.A.
ABA # 221272604
ACCOUNT # 0306142
YOUR NAME
YOUR FIRST INVESTORS FUND ACCOUNT #

(First Financial Savings Bank will change its name to First Investors Federal Savings Bank.)


+ DISTRIBUTION
  CROSS-INVESTMENT:

You can invest the dividends and capital gains from one fund account, excluding the money market funds, into another fund account in the same class of shares. The shares will be purchased at the net asset value on the day after the record date of the distribution.

-You must invest at least $50 a month or $600 a year into a NEW  fund account.

-A signature guarantee is required if the ownership on both accounts is not identical.

You may establish a Distribution Cross-Investment service by contacting your registered representative or calling Shareholder Services at 1 (800) 423-4026.

+ SYSTEMATIC WITHDRAWAL PLAN PAYMENT INVESTMENTS: You can invest Systematic Withdrawal Plan payments (see How to Sell Shares) from one fund account in shares of another fund account in the same class of shares. -Payments are invested without a sales charge. -A signature guarantee is required if the ownership on both accounts is not identical.
-Both accounts must be in the same class of shares. -You must invest at least $600 a year if into a new fund account. -You can invest on a monthly, quarterly, semi-annual, or annual basis. Redemptions are suspended upon notification that all account owners are deceased. Service will recommence upon receipt of written alternative payment instructions and other required documents from the decedent's legal representative.

HOW TO SELL SHARES
You can sell your shares on any day the New York Stock Exchange ("NYSE") is open for regular trading. In the mutual fund industry, a sale is referred to as a "redemption." Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check or electronic funds transfer, payment may be delayed to verify that the check or electronic funds transfer has been honored, which may take up to 15 days from the date of purchase. Shareholders may not redeem shares by telephone or electronic funds transfer unless the shares have been owned for at least 15 days.

Redemptions of shares are not subject to the 15 day verification period if the shares were purchased via:
-Automatic Payroll Investment.
-FIC registered representative payroll checks.
-First Investors Life Insurance Company checks.
-Federal funds wire payments.

For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, additional documents are required to redeem shares. Call Shareholder Services at
1 (800) 423-4026 for more information.



WRITTEN REDEMPTIONS
You can write a letter of instruction or contact your registered representative for a liquidation request form. A written liquidation request in good order must include:

1:  The name of the fund;

2:  Your account number;

3: The dollar amount, number of shares or percentage of the account you want to redeem;

4: Share certificates (if they were issued to you);

5: Original signatures of all owners exactly as your account is registered; and

6: Signature guarantees, if required (see Signature Guarantee Policy).

If we are being asked to redeem a retirement account and transfer the proceeds to another financial institution, we will also require a Letter of Acceptance from the successor custodian before we effect the redemption.

For your protection, the Fund reserves the right to require additional supporting legal documentation.

Written redemption requests should be mailed to:
ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ 07095-1198.

If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information.


TELEPHONE REDEMPTIONS

You, or any person we believe is authorized to act on your behalf, may redeem non-retirement shares which have been owned for at least 15 days by calling our Special Services Department at 1 (800) 342-6221 from 9:00 a.m. to 4:00 p.m., ET, provided:

-Telephone privileges are available for your account registration and you have not declined telephone privileges (see Telephone Privileges);
-You do not hold share certificates (issued shares);
-The redemption check is made payable to the registered owner(s) or pre-designated bank;
-The redemption check is mailed to your address of record or predesignated bank account;
-Your address of record has not changed within the past 60 days;
-The redemption amount is $50,000 or less; AND
-The redemption amount, combined with the amount of all telephone redemptions made within the previous 30 days does not exceed
 $100,000. Telephone redemption orders received between 4:00-5:00p.m. will be processed on the following business day.
ELECTRONIC FUNDS        TRANSFER
The Electronic Funds Transfer ("EFT") service allows you to redeem shares and electronically transfer proceeds to your bank account.

YOU MUST ENROLL IN THE ELECTRONIC FUNDS TRANSFER SERVICE AND PROVIDE COMPLETE BANK ACCOUNT INFORMATION BEFORE USING THE PRIVILEGE. Signature guarantees of all shareholders and all bank account owners are required. Please allow at least 10 business days for initial processing. We will send any proceeds during the processing period to your address of record. Call your registered representative or Shareholder Services at 1 (800) 423-4026 for an application. You may call Shareholder Services or send written instructions to Administrative Data Management Corp. to request an EFT redemption of shares which have been held at least 15 days. Each EFT redemption:

1:  Must be electronically transferred to your pre-designated bank account;

2:  Must be at least $500;

3:  Cannot exceed $50,000; and

4: Cannot exceed $100,000 when added to the total amount of all EFT redemptions made within the previous 30 days.

If your redemption does not qualify for an EFT redemption, your redemption proceeds will be mailed to your address of record.

The Electronic Funds Transfer service may also be used to purchase shares (see Money Line) and transfer systematic withdrawal payments (see Systematic Withdrawal Plans) and dividend distributions (see Other Services) to your bank account.



SYSTEMATIC                 WITHDRAWAL PLANS
Our Systematic Withdrawal Plan allows you to redeem a specific dollar amount, number of shares, or percentage from your account on a regular basis. Your payments can be mailed to you or a pre-authorized payee by check, transferred to your bank account electronically (if you have enrolled in the EFT service) or invested in shares of another FI fund in the same class of shares through our Systematic Withdrawal Plan Payment investment service (see How to Buy Shares).

You can receive payments on a monthly, quarterly, semi-annual, or annual basis. Your account must have a value of at least $5,000 in non-certificated shares ("unissued shares"). The $5,000 minimum account balance is waived for required minimum distributions from retirement plan accounts, payments to First Investors Life Insurance Company, and systematic investments into another eligible fund account. The minimum Systematic Withdrawal Plan payment is $25 (waived for Required Minimum Distributions on retirement accounts or FIL premium payments).

Once you establish the Systematic Withdrawal Plan, you should not make additional investments into this account (except money market funds). Buying shares during the same period as you are selling shares is not advantageous to you because of sales charges.

If you own Class B shares, you may establish a Systematic Withdrawal Plan and redeem up to 8% of the value of your account annually without a CDSC.

If you own Class B shares of a retirement account and you are receiving your Required Minimum Distribution through a Systematic Withdrawal Plan, up to 8% of the value of your account may be redeemed annually without a CDSC. However, if your Required Minimum Distribution exceeds the 8% limit, the applicable CDSC will be charged if the additional shares were held less than 3 years and you have not reached age 701/2.

To establish a Systematic Withdrawal Plan, complete the appropriate section of the account application or contact your registered representative or call Shareholder Services at
1 (800) 423-4026.

EXPEDITED  WIRE
REDEMPTIONS
(MONEY MARKET FUNDS ONLY)
Enroll in our Expedited Redemption service to wire proceeds from your FI money market account to your bank account. Call Shareholder Services at 1 (800) 423-4026 for an application or to discuss specific requirements.

Requests for redemptions by wire out of money market funds must be received in writing or by phone prior to 12:00 p.m., ET on a day the NYSE is open for trading. These days are referred to as "Trading Days" in this manual. Wire Redemption orders received after 12:00 p.m., ET but before the close of regular trading on the NYSE, or received on a day that the Federal Reserve system is closed will be processed on the following business day.

-Each wire under $5,000 is subject to a $15 fee.

-Two wires of $5,000 or more are permitted without charge each month. Each additional wire is $15.00.

-Wires must be directed to your pre-designated bank account.



HOW TO EXCHANGE SHARES

The exchange privilege gives you the flexibility to change investments as your goals change without incurring a sales charge. Since an exchange of non-retirement fund shares is a redemption and a purchase, it creates a gain or loss which is reportable for tax purposes. You should consult your tax advisor before requesting an exchange. Read the prospectus of the FI Fund you are purchasing carefully. Review the differences in objectives, policies, risk, privileges and restrictions.

EXCHANGE METHODS

METHOD             STEPS TO FOLLOW

Through Your
Registered Representative Call your registered representative.

By Phone         Call Special Services from 9:00 a.m. to 5:00 p.m., ET
1(800) 342-6221 Orders received after the close of the NYSE, usually 4:00 p.m., ET, are processed the following business day.

                 1. You must have telephone privileges.
                     (see Telephone Transactions.)

                 2. Certificate shares cannot be exchanged by phone.

                 3. For trusts, estates, attorneys-in-fact, corporations,
                    partnerships, and other entities, additional documents

                    are required and must be on file.

By Mail to:
ADM
581 MAIN STREET
WOODBRIDGE,         NJ 07095-1198 1. Send us written instructions signed by all account owners exactly as the account is registered.

                 2. Include the name and account number of your fund.

                 3. Indicate either the dollar amount, number of shares or percent of the source account you want to exchange.

                 4.   Specify the existing account number or the name of the

                      new Fund you want to exchange into.

                 5. Include any outstanding share certificates for shares you want to exchange.  A signature guarantee is required.

                 6. For trusts, estates, attorneys-in-fact, corporations,
                          partnerships, and other entities, additional
                                   documents are required.  Call Shareholder
                                   Services at 1(800) 423-4026.




EXCHANGE CONDITIONS
1: You may only exchange shares within the same class.

2: Exchanges can only be made into identically owned accounts.

3: Partial exchanges into a new fund account must meet the new fund's minimum initial investment.

4: The fund you are exchanging into must be eligible for sale in your state.

5: If your request does not clearly indicate the amount to be exchanged or the accounts involved, no shares will be exchanged.

6: Amounts exchanged from a non-money market fund to a money market fund may be exchanged back along with the dividends earned on that amount at net asset value. Dividends earned from money market fund shares will be subject to a sales charge.

7: If you are exchanging from a money market fund to a fund with a sales charge, there will be a sales charge on any shares that were not previously subject to a sales charge. Dividends earned on money market shares that were purchased by an exchange from a fund with a sales charge, may be exchanged back at net asset value. Your request must be in writing and include a statement acknowledging that a sales charge will be paid.

8: If you exchange Class B shares of a fund for shares of a Class B money market fund, the CDSC will not be imposed but the CDSC and the holding period used to calculate the CDSC will carry over to the acquired shares.

9: FI Funds reserve the right to reject any exchange order which in the opinion of the Fund is part of a market timing strategy. In the event that an exchange is rejected, neither the redemption nor the purchase side of the exchange will be processed.

10: If your exchange request is not in good order or information is missing, the Transfer Agent will seek additional information and process the exchange on the day it receives such information.

EXCHANGING FUNDS  WITH  AUTOMATIC INVESTMENTS  OR  SYSTEMATIC  WITHDRAWALS

Let us know if you want to continue automatic investments into the original fund or the fund you are exchanging into ("receiving fund") or if you want to change the amount or allocation. Also inform us if you wish to continue, terminate, or change a preauthorized systematic withdrawal. Without specific instructions, we will amend account privileges as outlined below:



                      EXCHANGE           EXCHANGE          EXCHANGE A
                      ALL SHARES TO      ALL SHARES TO     PORTION OF
                      ONE FUND           MULTIPLE          SHARES TO ONE OR
                      FUNDS              MULTIPLE
                                         FUNDS

MONEY LINE            ML moves to        ML stays with     ML stays with
(ML)                  Receiving Fund     Original Fund     Original Fund


AUTOMATIC PAYROLL      API moves to      API Stays with    API stays with
 INVESTMENT (API)      Receiving Fund    Original Fund     Original Fund


SYSTEMATIC             SWP moves to      SWP               SWP stays
WITHDRAWALS            Receiving Fund    Canceled          with Original Fund
(SWP)

WHEN AND HOW  FUND SHARES ARE PRICED
Each FI Fund prices its shares each day that the NYSE is open for trading. The share price is calculated as of the close of trading on the NYSE (generally 4:00 p.m., ET).

Each Fund calculates the net asset value of each class of its shares separately by taking the total value of class assets, subtracting class expenses, and dividing the difference by the total number of shares in the class. The price that you will pay for a share is the NAV plus any applicable front-end sales charge. You receive the NAV price if you redeem or exchange your shares, less any applicable CDSC.

Fund prices are on our website (www.firstinvestors.com) the next day. The prices for our larger funds are also reported in many newspapers, including The Wall Street Journal and The New York Times. Special pricing procedures are employed during emergencies. For a description of these procedures you can request, free of charge, a copy of a Statement of Additional Information.

HOW PURCHASE,
REDEMPTION AND
EXCHANGE ORDERS
ARE PROCESSED AND PRICED
The processing and price for a purchase, redemption or exchange depends upon how your order is placed. As indicated below, in certain instances, special rules apply to money market transactions. Special rules also apply for emergency conditions. These are described in the Statement of Additional Information.

+ PURCHASES:
Purchases that are made by written application or order are processed when they are received in "good order" by our Woodbridge, NJ office. To be in good order, all required paperwork must be completed and payment received. If your order is received prior to the close of trading on the NYSE, it will receive that day's price (except in the case of money market funds which are discussed in the section below called Special Rules for Money Market Funds). This procedure applies whether your purchase order is given to your registered representative or mailed directly by you to our Woodbridge, NJ office.

As described previously in "How to Buy Shares," certain types of purchases can only be placed by written application. For example, purchases in connection with the opening of retirement accounts may only be made by written application. Furthermore, rollovers of retirement accounts will be processed only when we have received both written application and the proceeds of the rollover. Thus, for example, if it takes 30 days for another fund group to send us the proceeds of a retirement account, your purchase of First Investors funds will not occur until we receive the proceeds.

Some types of purchases may be phoned or electronically transmitted to us via Fund/SERV by your broker-dealer. If you give your order to a registered representative before the close of trading on the NYSE and the order is phoned to our Woodbridge, NJ office prior to 5:00 p.m., ET, your shares will be purchased at that day's price (except in the case of money market funds which are discussed in the section below called Special Rules for Money Market Funds). If you are buying a First Investors Fund through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements. Payment is due within three business days of placing an order by phone or electronic means or the trade may be cancelled. (In such event, you will be liable for any loss resulting from the cancellation.) To avoid cancellation of your orders, you may arrange to open a money market account and use it to pay for subsequent purchases.

Purchases made pursuant to our Automatic Investment Programs are processed as follows:

-Money Line purchases are processed on the date you select on your application.

-Automatic Payroll Investment Service purchases are processed on the date that we receive funds from your employer.

+ REDEMPTIONS:
As described previously in "How To Sell Shares," certain redemption orders may only be made by written instructions or application. Unless you have declined Telephone Privileges, most non-retirement account redemptions can be made by phone by you or your registered representative.

Written redemption orders will be processed when received in good order in our Woodbridge, NJ office. Phone redemption orders will be processed when received in good order in our Woodbridge, NJ office prior to 4:00 p.m., ET.

If your redemption order is received prior to the close of trading on the NYSE, you will receive that day's price. If you redeem through a broker-dealer other than First Investors, other requirements may apply. Consult with your broker-dealer about its requirements.

+ EXCHANGES:
Unless you have declined telephone privileges, you or your representative may exchange shares by phone. Exchanges can also be made by written instructions. Exchange orders are processed when we receive them in good order in our Woodbridge, NJ office.

Exchange orders received in good order prior to the close of trading on the NYSE will be processed at that day's prices.

+ ORDERS PLACED VIA FIRST INVESTORS REGISTERED REPRESENTATIVES: All orders placed through a First Investors registered representative must be reviewed and approved by a principal officer of the branch office before being mailed or transmitted to the Woodbridge, NJ office.

+ ORDERS PLACED  VIA      DEALERS:
It is the responsibility of the Dealer to forward or transmit orders to the Fund promptly and accurately. A fund will not be liable for any change in the price per share due to the failure of the Dealer to place or pay for the order in a timely fashion. Any such disputes must be settled between you and the Dealer.

SPECIAL RULES FOR MONEY MARKET FUNDS
Money market fund shares will not be purchased until the Fund receives Federal Funds for the purchase. Federal Funds for a purchase will generally not be received until the morning of the next Trading Day following the Trading Day on which your purchase check or other form of payment is received in our Woodbridge, NJ office. If a check is received in our Woodbridge, NJ office after the close of regular trading on the NYSE, the Federal Funds for the purchase will generally not be received until the morning of the second following Trading Day.

If we receive a wire transfer for a purchase prior to 12:00 p.m., ET and you have previously notified us that the wire is on the way (by calling 1 (800) 423-4026) the funds for the purchase will be deemed to have been received on that same day. Your notification must include the Federal Funds wire transfer confirmation number, the amount of the wire, and the money market fund account number to receive same day credit. If we fail to receive such advance notification, the funds for your purchase will not be deemed to have been received until the morning of the next Trading Day following receipt of the Federal Wire and your account information.

To wire funds to an existing First Investors money market account, instruct your bank to wire your investment, as applicable, to:

CASH MANAGEMENT FUND

BANK OF NEW YORK

ABA #021000018
FI CASH MGMT. ACCOUNT 8900005696

FOR FURTHER CREDIT TO:  YOUR NAME
YOUR FIRST INVESTORS ACCOUNT #

TAX-EXEMPT MONEY MARKET FUND

BANK OF NEW YORK

ABA #021000018
FI TAX EXEMPT ACCOUNT 8900023198

FOR FURTHER CREDIT TO: YOUR NAME
YOUR FIRST INVESTORS ACCOUNT #

Requests for redemptions by wire out of the money market funds must be received in writing or by phone prior to 12:00 p.m., ET, on a Trading Day, to be processed the same day. Wire redemption requests received after 12:00 p.m., ET, but before the close of regular trading on the NYSE, will be processed the following Trading Day.

There is no sales charge on Class A share money market fund purchases. However, anytime you make a redemption from a Class A share money market account and subsequently invest the proceeds in another eligible Class A share fund, the purchase will incur a sales charge unless one has already been paid.

RIGHT TO REJECT
PURCHASE OR
EXCHANGE ORDERS
A fund reserves the right to reject or restrict any specific purchase or exchange request if the fund determines that doing so is in the best interest of the fund and its shareholders. Investments in a fund are designed for long-term purposes and are not intended to provide a vehicle for short-term market timing. The funds also reserve the right to reject any exchange that in the funds' opinion is part of a market timing strategy. In the event that a fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed.

SIGNATURE
GUARANTEE POLICY
A signature guarantee protects you from the risk of a fraudulent signature and is generally required for non-standard and large dollar transactions. A signature guarantee may be obtained from eligible guarantor institutions including banks, savings associations, credit unions and brokerage firms which are members of the Securities Transfer Agents Medallion Program ("STAMP"), the New York Stock Exchange Medallion Signature Program ("MSP"), or the Stock Exchanges Medallion Program ("SEMP"). Please note that a notary public stamp or seal is not acceptable.

+ SIGNATURE GUARANTEES
  ARE REQUIRED:
1: For redemptions over $50,000.

2: For redemption checks made payable to any person(s) other than the registered shareholder(s) or any entity other than a major financial institution for the benefit of the registered shareholder(s).

3: For redemption checks mailed to an address other than the address of record, pre-authorized bank account, or a major financial institution on your behalf.

4: For redemptions when the address of record has changed within 60 days of the request.

5: When a stock certificate is mailed to an address other than the address of record or the dealer on the account.

6: When shares are transferred to a new registration.

7: When certificated (issued) shares are redeemed or exchanged.

8: To establish any EFT service.

9: For requests to change the address of record to a P.O. box or a "c/o" street address.

10: If multiple account owners of one account give inconsistent instructions.

11: When a transaction requires additional legal documentation.

12: When the authority of a representative of a corporation, partnership, trust, or other entity has not been satisfactorily established.

13: When an address is updated on an account which has been coded "Do Not Mail" because mail has been returned as undeliverable.

14: Any other instance whereby a fund or its transfer agent deems it necessary as a matter of prudence.

TELEPHONE
SERVICES
TELEPHONE EXCHANGES AND REDEMPTIONS
1 (800) 342-6221
You automatically receive telephone privileges when you open a First Investors individual, joint, or custodial account unless you decline the option on your account application or send the Fund written instructions. For trusts, estates, attorneys-in-fact, corporations, partnerships, and other entities, telephone privileges are not automatically granted. You must complete additional documentation. Call Shareholder Services at 1 (800) 423-4026 for assistance.

Telephone privileges allow you to exchange or redeem eligible shares and authorize other transactions with a simple phone call. Your registered representative may also use telephone privileges to execute your transactions.

+ SECURITY MEASURES:
For your protection, the following security measures are taken:

1: Telephone requests are recorded to verify accuracy.

2: Some or all of the following information is obtained:

-Account number.

-Address.

-Social security number.

-Other information as deemed necessary.

3: A written confirmation of each transaction is mailed to you.

We will not be liable for following instructions if we reasonably believe the instructions are genuine based on our verification procedures.

+ ELIGIBILITY:
NON-RETIREMENT ACCOUNTS:
You can exchange or redeem shares of any non-retirement account by phone. Shares must be uncertificated and owned for 15 days for telephone redemption. See "How To Sell Shares" for additional information.

Telephone exchanges and redemptions are not available on guardianship and conservatorship accounts.

RETIREMENT ACCOUNTS:
You can exchange shares of any eligible FI fund of any participant directed FI prototype IRA, 403(b) or 401(k) Simplifier Plan. You may also exchange shares from an individually registered non-retirement account to an IRA account registered to the same owner (provided an IRA application is on file). Telephone exchanges are permitted on 401(k) Flexible plans, money purchase pension plans and profit sharing plans if a First Investors Qualified Retirement Plan

Application is on file with the fund. Contact your registered representative or call Shareholder Services at 1 (800) 423-4026 to obtain a Qualified Retirement Plan Application. Telephone redemptions are not permitted on First Investors retirement accounts.



During times of drastic economic or market changes, telephone redemptions or exchanges may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, you may send us a written request by regular or express mail. The written request will be processed at the next determined net asset value, less any applicable CDSC, when received in good order in our Woodbridge, N.J. office.




SHAREHOLDER SERVICES
1 (800) 423-4026

PROVIDED YOU HAVE NOT DECLINED TELEPHONE PRIVILEGES, CALL US TO UPDATE OR
CORRECT:
-Your address or phone number. For security purposes, the Fund will not honor telephone requests to change an address to a P.O. Box or "c/o" street address.

-Your birth date (important for retirement distributions).

-Your distribution option to reinvest or pay in cash or initiate cross reinvestment of dividends (non-retirement accounts only).

-The amount of your Money Line up to $999.99 per payment provided bank and fund account registrations are the same.

-The allocation of your Money Line or Automatic Payroll Investment  payment.

-The amount of your Systematic Withdrawal payment on non-retirement accounts.

TO REQUEST:
-A history of your account (the fee can be debited from your non-retirement account).

-A share certificate to be mailed to your address of record (non-retirement accounts only).

-Cancellation of your Systematic Withdrawal Plan (non-retirement accounts only).

-Money market fund draft checks (non-retirement accounts only). Additional written documentation may be required for certain registrations.

-A stop payment on a dividend, redemption or money market draft check.

-Reactivation of your Money Line (provided an application and voided check is on file).

-Suspension (up to six months) or cancellation of Money Line.

-A duplicate copy of a statement or tax form.

-Cancellation of cross-reinvestment of dividends.





OTHER SERVICES
+ REINSTATEMENT PRIVILEGE:

If you sell some or all of your Class A or Class B shares, you may be entitled to invest all or a portion of the proceeds in the same class of shares of a FI fund within six months of the redemption without a sales charge.

If you invest proceeds into a new fund account, you must meet the fund's minimum initial investment requirement.

If you invest all the proceeds from a Class B share redemption, you will be credited, in additional shares, for the full amount of the CDSC. If you invest a portion of a Class B share redemption, you will be credited with a pro-rated percentage of the CDSC.

The reinstatement privilege does not apply to automated purchases, automated redemptions, or reinstatements in Class B shares of less than $1,000.

Please notify us if you qualify for this privilege. For more information, call Shareholder Services at 1 (800) 423-4026.

+ CERTIFICATE SHARES:
Every time you make a purchase of Class A shares, we will credit shares to your fund account. We do not issue share certificates unless you specifically request them. Certificates are not issued on any Class B shares, Class A money market shares, or any shares in retirement accounts.

Having us credit shares on your behalf eliminates the expense of replacing lost, stolen, or destroyed certificates. If a certificate is lost, stolen, or damaged, you may be charged a replacement fee of the greater of 2% of the current value of the certificated shares or $25.

In addition, certificated shares cannot be redeemed, exchanged, or transferred until they are returned with your transaction request. The share certificate must be properly endorsed and signature guaranteed.

+ MONEY MARKET FUND DRAFT CHECKS:
Free draft check writing privileges are available when you open a First Investors Cash Management Fund or a First Investors Tax Exempt Money Market Fund account. Checks may be written for a minimum of $500. Draft checks are not available for Class B share accounts, retirement accounts, guardianships and conservatorships. Complete the Money Market Fund Check Redemption section of the account application to apply for draft checks. To order additional checks, call Shareholder Services at 1 (800) 423-4026.

Additional documentation is required to establish check writing privileges for trusts, corporations, partnerships and other entities. Call Shareholder Services at 1 (800) 423-4026 for further information.



FEE  TABLE:
Call Shareholder Services at 1 (800) 423-4026 or send your request to FIC,
Attn: Correspondence Dept., 581 Main Street, Woodbridge, NJ 07095-1198 to request a copy of the following records:



 .

ACCOUNT HISTORY STATEMENTS:
1974 - 1982*    $10 per year fee

1983 - present  $5 total fee for all years

Current & Two Prior Years Free

*ACCOUNT HISTORIES ARE NOT AVAILABLE PRIOR TO 1974



CANCELLED CHECKS:
There is a $10 fee for a copy of a cancelled dividend, liquidation, or investment check requested. There is a $15 fee for a copy of a cancelled money market draft check.

DUPLICATE TAX FORMS:
Current Year    Free

Prior Year(s)   $7.50 per tax form per year



+ RETURN MAIL:
If mail is returned to the fund marked undeliverable by the U.S. Postal Service after two consecutive mailings, and the fund is unable to obtain a current shareholder address, the account status will be changed to "Do Not Mail" to discontinue future mailings and prevent unauthorized persons from obtaining account information.

You can remove the "Do Not Mail" status on your account by submitting written instructions including your current address signed by all shareholders with a signature guarantee (see Signature Guarantee Policy). Additional requirements may apply for certain accounts. Call Shareholder Services at 1 (800) 423-4026 for more information.

Returned dividend checks and other distributions will be reinvested in the fund when an account's status has been changed to "Do Not Mail." No interest will be paid on outstanding checks prior to reinvestment. All future dividends and other distributions will be reinvested in additional shares until new instructions are provided. If you cannot be located within a period of time mandated by your state of residence your fund shares may be escheated to your state (in other words turned over) in accordance with state laws governing abandoned property.

Prior to turning over assets to your state, the fund will seek to obtain a current shareholder address in accordance with Securities and Exchange Commission rules. A search company may be employed to locate a current address. The fund may deduct the costs associated with the search from your account.



+ TRANSFERRING  SHARES:
A transfer is a change of share ownership from one customer to another. Unlike an exchange, transfers occur within the same fund. You can transfer your shares at any time. Partial transfers must meet the minimum initial investment requirement of the fund.

To transfer shares, submit a letter of instruction including:

-Your account number.

-Dollar amount, percentage, or number of shares to be transferred.

-Existing account number receiving the shares (if any).

-The name(S), registration, and taxpayer identification number of the customer receiving the shares.

-The signature of each account owner requesting the transfer with signature guarantee(S).

If First Investors is your broker-dealer, we will request that the transferee complete a Master Account Agreement to establish a brokerage account with First Investors Corporation and validate his or her social security number to avoid back-up withholding. If the transferee declines to complete a MAA, all transactions in the account must be on an unsolicited basis and the account will be so coded.

Depending upon your account registration, additional documentation may be required to transfer shares. Transfers due to the death of a shareholder require additional documentation. Please call our Shareholder Services Department at 1
(800) 423-4026 for specific transfer requirements before initiating a request.

A transfer is a change of ownership and may trigger a taxable event. You should consult your tax advisor before initiating a transfer.



ACCOUNT STATEMENTS

TRANSACTION
CONFIRMATION STATEMENTS
You will receive a confirmation statement immediately after most transactions. These include:

-dealer purchases.

-check investments.

-Federal Funds wire purchases.

-redemptions.

-exchanges.

-transfers.

-systematic withdrawals.

Money Line and Automatic Payroll Investment purchases are not confirmed for each transaction. They will appear on your next regularly scheduled monthly or quarterly statement (see Dividend Payment Schedule under "Dividends and Distributions").

A separate confirmation statement is generated for each fund account you own. It provides:

-Your fund account number.

-The date of the transaction.

-A description of the transaction (PURCHASE, REDEMPTION, ETC.).

-The number of shares bought or sold for the transaction.

-The dollar amount of the transaction.

-The dollar amount of the dividend payment (IF APPLICABLE).

-The total share balance in the account.

-The dollar amount of any dividends or capital gains paid.

-The number of shares held by you, held for you (INCLUDING ESCROW SHARES), and the total number of shares you own.

The confirmation statement also may provide a perforated Investment Stub with your preprinted name, registration, and fund account number for future investments.


MASTER  ACCOUNT
STATEMENTS
If First Investors Corporation is your broker, you will receive a Master Account Statement for all your identically owned First Investors fund accounts on at least a quarterly basis. The Master Account Statement will also include a recap of any First Investors Life Insurance accounts you may own. Joint accounts registered under your taxpayer identification number will appear on a separate Master Account Statement but may be mailed in the same envelope upon request.

The Master Account Statement provides the following information for each First Investors fund you own:

-fund name.

-fund's current market value.

-total distributions paid year-to-date.

-total number of shares owned.

ANNUAL  AND
SEMI-ANNUAL  REPORTS
You will also receive an Annual and a Semi-Annual Report. These financial reports show the assets, liabilities, revenues, expenses, and earnings of the fund as well as a detailed accounting of all portfolio holdings. You will receive one report per household.



DIVIDENDS AND
DISTRIBUTIONS
DIVIDENDS  AND
DISTRIBUTIONS
For funds that declare daily dividends, except money market funds, you start earning dividends on the day your purchase is made. For FI money market fund purchases, including Money Line and API purchases, you start earning dividends on the day Federal Funds are credited to your fund account. For exchanges into the money market funds, you start earning dividends on the day following the Trading Day on which an exchange is processed. No dividends are earned on exchanges out of the money market funds on the Trading Day on which an exchange is processed. The funds declare dividends from net investment income and distribute the accrued earnings to shareholders as noted below:




DIVIDEND PAYMENT SCHEDULE

MONTHLY:                            QUARTERLY:                    ANNUALLY (IF ANY):
Cash Management Fund                Blue Chip Fund                Focused Equity Fund
Fund for Income                     Growth & Income Fund          Global Fund
Government Fund                     Total Return Fund             Mid-Cap Opportunity Fund
Insured Intermediate Tax-Exempt     Utilities Income Fund         Special Situations Fund
Insured Tax Exempt Fund
Investment Grade Fund
Multi-State Insured Tax Free Fund
New York Insured Tax Free Fund
Tax-Exempt Money Market Fund


Capital gains distributions, if any, are paid annually, usually near the end of the fund's fiscal year. On occasion, more than one capital gains distribution may be paid during one year.

Dividend and capital gains distributions are automatically reinvested to purchase additional fund shares unless otherwise instructed. Dividend payments of less than $5.00 are automatically reinvested to purchase additional fund shares.


BUYING  A  DIVIDEND
If you buy shares shortly before the record date of the dividend, the entire dividend you receive may be taxable even though a part of the distribution is actually a return of your purchase price. This is called "buying a dividend."

 There is no advantage to buying a dividend because a fund's net asset value per share is reduced by the amount of the dividend.


TAX FORMS

TAX FORM                       DESCRIPTION                                           MAILED BY
1099-DIV   Consolidated report lists all taxable dividend and capital gains          January 31
           distributions for all of the  shareholder's accounts.  Also includes foreign taxes paid and any federal income tax withheld  due to backup withholding.

1099-B     Lists proceeds from all redemptions including systematic                  January 31
           withdrawals and exchanges. A separate form is issued for each fund account. Includes amount of federal income tax withheld due to backup withholding.

1099-R     Lists taxable distributions from a retirement account. A separate         January 31
           form is issued for each fund account. Includes federal income tax withheld due to IRS withholding requirements.

5498       Provided to shareholders who made an annual IRA                           May 31
           contribution or rollover purchase. Also provides the account's fair market value as of the last business day of the previous year.
           A separate form is issued for each fund account.

1042-S     Provided to non-resident alien shareholders to report the amount          March 15
           of fund dividends paid and the amount of federal taxes withheld.
           A separate form is issued for each fund account.

Cost Basis Uses the "average cost-single category" method to show the cost           January 31
Statement    basis of any shares sold or exchanged. Information is provided to assist shareholders in calculating capital gains or losses.
           A separate statement, included with Form 1099-B, is issued for each fund account. This statement is not reported to the IRS and does not include money market funds or retirement accounts.

Tax Savings  Consolidated report lists all amounts not subject to federal,          January 31
Report for state and local income tax for all the shareholder's accounts.
Non-Taxable Also includes any amounts subject to alternative minimum tax.
Income

Tax Savings  Provides the percentage of income paid by each fund that may           January 31
Summary be exempt from state income tax.



THE OUTLOOK

Today's strategies for tomorrow's goals are brought into focus in the Outlook, the quarterly newsletter for clients of First Investors Corporation. This informative tool discusses the products and services we offer to help you take advantage of current market conditions and tax law changes. The OUTLOOK'S straight forward approach and timely articles make it a valuable resource. As always, your registered representative is available to provide you with additional information and assistance. Material contained in this publication should not be considered legal, financial, or other professional advice.







(This page Intentionally Left Blank)

                              Principal Underwriter
                           First Investors Corporation
                                 95 Wall Street
                               New York, NY 10005
                                 1-212-858-8000

                                 Transfer Agent
                      Administrative Data Management Corp.
                                 581 Main Street
                              Woodbridge, NJ 07095
                                 1-800-423-4026

                            PART C. OTHER INFORMATION
                            -------------------------


Item 15.   INDEMNIFICATION
           ---------------

           Article XI, Section 1 of Registrant's Declaration of Trust provides as follows:

           Section 1.

           Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

           Article XI, Section 2 of Registrant's Declaration of Trust provides as follows:

           Section 2.

           (a) Subject to the  exceptions and  limitations  contained in Section
(b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust (a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words  "claim,"  "action,"  "suit,"  or  "proceeding"
                       shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

           (b) No  indemnification  shall be  provided  hereunder  to a  Covered
Person:

                  (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                  (ii) in the  event of a  settlement,  unless  there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

                       (A) by the court or other body approving the  settlement;
                           or

                       (B) by at  least a  majority  or those  Trustees  who are
                           neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

                       (C) by written opinion of independent legal counsel based
                           upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under the law.

      (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this
Section 2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither interested persons of the Trust nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

           The general effect of this Indemnification will be to indemnify the officers and Trustees of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a Trustee or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office.

           The Registrant's Investment Advisory Agreement provides as follows:

           The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

           The Registrant's Underwriting Agreement provides as follows:

           The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the shares of the Fund through dealers and to perform its duties in redeeming and repurchasing the shares of the Fund, but nothing contained in this Agreement shall make the Underwriter or any of its officers and directors or shareholders liable for any loss sustained by the Fund or any of its officers, trustees, or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement provided that nothing herein contained shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which they may have under the Securities Act of 1933 or the Investment Company Act of 1940.

           Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable

Item 16.   Exhibits
           --------

     (1)(i)      Amended and Restated Declaration of Trust(1)

         (ii)    Supplemental Declaration of Trust(2)

     (2)   By-laws(1)

     (3) Voting trust agreement - none.

     (4) Agreement and Plan of Reorganization and Termination is attached hereto as Appendix A to the Prospectus/Proxy Statement.

     (5) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Amended and Restated Declaration of Trust dated September 19, 1988, as amended September 22, 1994, previously filed as
      Exhibit 99.B1 to Registrant's Registration Statement, and (b) Articles III and V of Registrant's By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

      (6) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.(1)

      (7)  Underwriting   Agreement  between   Registrant  and  First  Investors
      Corporation.(1)

     (8) Bonus, profit sharing or pension plans - none

     (9)(i)  Custodian Agreement between Registrant and Irving Trust Company(1)

        (ii) Supplement to Custodian Agreement between Registrant and The Bank of New York(1)

     (10)(i) Amended and Restated Class A Distribution Plan(1)

         (ii)Class B Distribution Plan(1)

     (11) Opinion and Consent of Counsel regarding the legality of securities being registered - filed herewith

     (12) Opinion and Consent of Counsel regarding certain tax matters - to be filed subsequently

     (13)(i) Administration Agreement between Registrant, First Investors Management Company, Inc., First Investors Corporation and Administrative Data manag Management Corp.(1)

     (ii)  Schedule A to Administration Agreement(2)

     (14) Consent of independent public accountants - filed herewith

     (15) Financial statements omitted from Part B - none

     (16)  Powers of Attorney(1)

     (17)  Additional exhibits -- none

---------------------
(1) Incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement (File No. 33-25623) filed on April 23, 1996.
(2) Incorporated  by  reference  from   Post-Effective   Amendment  No.  22  to
     Registrant's Registration Statement (File No. 33-25623) filed on May 15, 1997.

Item 17.   Undertakings
           ------------

     (1) The undersigned Registrant agrees that prior to any public re-offering of the securities registered through the use of the prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the re-offering prospectus will contain the information called for by the applicable registration form for re-offering by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

     (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 6th day of January, 2000.


                                       FIRST INVESTORS SERIES FUND


                                       By: /s/ Glenn O. Head
                                          -----------------
                                           Glenn O. Head
                                           President and Trustee


      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


/s/ Glenn O. Head              Principal Executive            January 6, 2000
-----------------------------  Officer and Trustee
Glenn O. Head

/s/ Joseph I. Benedek          Principal Financial            January 6, 2000
-----------------------------  and Accounting Officer
Joseph I. Benedek

             *                 Trustee                        January 6, 2000
-----------------------------
Kathryn S. Head

/s/ Larry R. Lavoie            Trustee                        January 6, 2000
-----------------------------
Larry R. Lavoie

             *                 Trustee                        January 6, 2000
-----------------------------
Herbert Rubinstein

             *                 Trustee                        January 6, 2000
-----------------------------
Nancy Schaenen

             *                 Trustee                        January 6, 2000
-----------------------------
James M. Srygley

             *                 Trustee                        January 6, 2000
-----------------------------
John T. Sullivan


             *                 Trustee                        January 6, 2000
-----------------------------
Rex R. Reed

             *                 Trustee                        January 6, 2000
-----------------------------
Robert F. Wentworth





*By:  /s/ Larry R. Lavoie
      -------------------
      Larry R. Lavoie
      Attorney-in-fact

                              INDEX TO EXHIBITS
Exhibit
Number           Description                                            Page
------           -----------                                            ----

(1)(i)           Amended and Restated Declaration of Trust(1)

(1)(ii)          Supplemental Declaration of Trust(2)

(2)              By-laws(1)

(3)              Voting trust agreement - none.

(4)              Agreement  and  Plan  of  Reorganization   and  Termination  is
                 attached   hereto  as   Appendix  A  to  the   Prospectus/Proxy
                 Statement.

(5)              Shareholders'  rights are contained in (a) Articles III,  VIII,
            X, XI and XII of Registrant's Amended and Restated Declaration of Trust dated September 19, 1988, as amended September 22, 1994, previously filed as Exhibit 99.B1 to Registrant's Registration
            Statement, and (b) Articles III and V of Registrant's By-laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

(6) Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.(1)

(7)              Underwriting  Agreement between  Registrant and First Investors
                 Corporation.(1)

(8)              Bonus, profit sharing or pension plans - none

(9)(i)           Custodian   Agreement  between   Registrant  and  Irving  Trust
                 Company(1)

(9)(ii) Supplement to Custodian Agreement between Registrant and The Bank of New York(1)

(10)(i)          Amended and Restated Class A Distribution Plan(1)

(10)(ii)         Class B Distribution Plan(1)

(11)             Opinion  and  Consent  of  Counsel  regarding  the legality  of securities being registered - filed herewith

(12)             Opinion and Consent of Counsel  regarding certain tax matters -
            to be filed subsequently

(13)(i) Administration Agreement between Registrant, First Investors Management Company, Inc., First Investors Corporation and Administrative Data Management Corp.(1)

(13(ii)          Schedule A to Administration Agreement(2)

(14)             Consent of independent public accountants - filed herewith

(15)             Financial statements omitted from Part B - none

(16)             Powers of Attorney(1)

(17)             Additional exhibits -- none


----------------------
(1) Incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement (File No. 33-25623) filed on April 23, 1996.
(2) Incorporated by reference from Post-Effective Amendment No. 22 to Registrant's Registration Statement (File No. 33-25623) filed on May 15, 1997.